BUFFALO®
FUNDS

Balanced Fund
High Yield Fund
International Fund
Jayhawk China Fund
Large Cap Fund
Micro Cap Fund
Mid Cap Fund
Science & Technology Fund
Small Cap Fund
USA Global Fund

Shares of the Funds have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Prospectus

July 30, 2008

Prospectus                                            July 30, 2008

INVESTMENT ADVISOR AND MANAGER (the “Advisor”):
KORNITZER CAPITAL MANAGEMENT, INC.
Shawnee Mission, Kansas

INVESTMENT SUB-ADVISOR TO THE JAYHAWK CHINA FUND
(the “Sub-Advisor”):
JAYHAWK CAPITAL MANAGEMENT, LLC
Mission, Kansas

DISTRIBUTED BY:
Quasar Distributors, LLC
Milwaukee, Wisconsin

Table of Contents

Page

BUFFALO BALANCED FUND (BUFBX)	3

BUFFALO HIGH YIELD FUND (BUFHX)	8

BUFFALO INTERNATIONAL FUND (BUFIX)	13

BUFFALO JAYHAWK CHINA FUND (BUFCX)	17

BUFFALO LARGE CAP FUND (BUFEX)	23

BUFFALO MICRO CAP FUND (BUFOX)	28

BUFFALO MID CAP FUND (BUFMX)	33

BUFFALO SCIENCE & TECHNOLOGY FUND (BUFTX)	37

BUFFALO SMALL CAP FUND (BUFSX)	42

BUFFALO USA GLOBAL FUND (BUFGX)	47

ADDITIONAL INFORMATION ABOUT THE BUFFALO FUNDS	52

MANAGEMENT AND INVESTMENT ADVISORS	57

FINANCIAL HIGHLIGHTS	60

HOW TO PURCHASE SHARES	70

HOW TO REDEEM SHARES	71

SHAREHOLDER SERVICES	71

HOW SHARE PRICE IS DETERMINED	71

DISTRIBUTIONS AND TAXES	73

ADDITIONAL POLICIES ABOUT TRANSACTIONS	74

PRIVACY POLICY	78

CONDUCTING BUSINESS WITH THE BUFFALO FUNDS	81

Buffalo Balanced Fund  (BUFBX)

Investment Objectives

The investment objectives of the Buffalo Balanced Fund are long-term growth of capital and, as a secondary objective, the generation of high current income.

Principal Investments and Investment Strategies

To pursue its investment objective, the Buffalo Balanced Fund invests in domestic common stocks, preferred stocks, convertible preferred stocks, convertible debt securities, corporate debt securities, both rated and unrated and higher-yielding, high-risk debt securities rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.”  The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns.  The Buffalo Balanced Fund expects to change its allocation mix over time based on the Advisor’s view of economic conditions and underlying security values.  Usually the Advisor will invest at least 25% of the Buffalo Balanced Fund’s assets in equity securities and at least 25% in debt securities.  With respect to debt securities, the Advisor performs extensive fundamental investment research to identify investment opportunities for the Buffalo Balanced Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  With respect to equity securities, the Advisor emphasizes dividend-paying stocks that over time have exhibited consistent growth of dividends.

The Advisor’s implementation of the Buffalo Balanced Fund’s principal investment strategies is influenced by the following considerations:

Equity Investments - The Buffalo Balanced Fund’s investments in equity securities are principally in common stocks, preferred stocks, warrants, rights, depositary receipts and convertible securities.  An investment in a company’s equity securities represents a proportionate ownership interest in that company.  Preferred stocks are equity securities that often pay dividends and have preferences over common stocks in dividend payments and liquidation of assets.  Warrants are a right to purchase a security at a fixed price at a fixed time, but do not provide the holder the right to receive dividends or the right to vote.  Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.  Investments in companies of different sizes (market capitalization) often present different types of risk.

Debt Securities -The Buffalo Balanced Fund may invest in both rated and unrated debt from U.S. issuers.  A debt security represents a loan of money by the purchaser of the security to the issuer.  A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time.  As a result of the Buffalo Balanced Fund investments in debt securities, its share price will go up and down in value as interest rates change and as other factors that affect the yields and principal values of debt securities change.  The Buffalo Balanced Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s Investors Service, Inc. (“Moody’s) or Standard & Poors Ratings Group (“S&P”), as well as the issuers of debt not rated by Moody’s or S&P.

Convertible Securities - Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible’s investment value.

International Investing -- The Buffalo Balanced Fund may invest up to 25% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.   ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. dollars and represent ownership in underlying foreign securities.  As a purchaser of unsponsored ADRs, the Buffalo Balanced Fund may have limited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.  The Buffalo Balanced Fund presently expects to limit its investments (at cost) in ADRs and U.S. traded foreign company securities to less than 10% of its net assets.  The Buffalo Balanced Fund does not intend to buy securities or foreign companies directly through foreign stock exchanges.

Investment Style and Turnover --The Advisor normally does not engage in active or frequent trading of the Buffalo Balanced Fund’s investments.  Instead, to reduce turnover of the Buffalo Balanced Fund’s portfolio holdings, the Advisor’s general strategy is to purchase securities for the Buffalo Balanced Fund based upon what the Advisor believes are long-term trends.  This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.  The Advisor may sell the Buffalo Balanced Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments --The Buffalo Balanced Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when the Buffalo Balanced Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes.  During those times, the Buffalo Balanced Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent the Buffalo Balanced Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Buffalo Balanced Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Other Investment Strategies -- With respect to its non-principal strategies, the Buffalo Balanced Fund may invest in companies in any sector and of any size market capitalization, provided that the Advisor believes that the company’s securities are consistent with the Buffalo Balanced Fund’s investment objective. In addition, the Buffalo Balanced Fund may invest in covered call options, restricted or illiquid securities and repurchase agreements in accordance with regulatory restrictions. For cash management purposes, the Buffalo Balanced Fund many use U.S. government obligations, commercial paper, and money market funds. The Fund may also, within the limits allowed by law, use diverse investment strategies, such as borrowing or securities lending or other financial instruments in the future, For more information on these financial instruments and strategies, please see the Statement of Additional Information for the Buffalo Funds.

Changes in Objectives and Policies -- The objectives, strategies and policies described above explain how the Buffalo Balanced Fund is managed and may only be changed with the approval of the Buffalo Balanced Fund’s Board of Trustees (the “Board of Trustees”), but without the need for approval by the Buffalo Balanced Fund’s shareholders.

Principal Risks

The risks associated with the Buffalo Balanced Fund’s principal investment strategies are:

Market Risk – The value of the Buffalo Balanced Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Buffalo Balanced Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Buffalo Balanced Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Buffalo Balanced Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.  Common stocks carry greater risks than preferred stocks, and both have less seniority than debt securities.  Warrants may expire unexercised if the underlying security does not appreciate in value to a level where the warrant can be prudently exercised.

Technology Company Risk – Technology companies often face unusually high price volatility both in terms of gains and losses.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

Small-Cap Company Ris k – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

Debt Securities – Debt securities are subject to some or all of the following risks, depending on the type of debt instrument in which the Buffalo Balanced Fund invests:  interest rate risk; call risk; prepayment and extension risk; credit risk; and liquidity risk.

High Yield Ris k – The Buffalo Balanced Fund invests in higher-yielding, high-risk bonds (“junk bonds”).  These lower-rated bonds have a greater degree of default risk.  Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are highly indebted, and tend to be less liquid and react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments.

International Ris k – Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

The Buffalo Balanced Fund cannot guarantee that it will achieve its investment objectives.  As with any mutual fund, the value of the Buffalo Balanced Fund’s investments may fluctuate.  If the value of the Buffalo Balanced Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. For further information regarding the Buffalo Balanced Fund’s Principal Strategies and Principal Risks, please see “Additional Information about the Buffalo Funds” below.

PAST PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Buffalo Balanced Fund.  The Buffalo Balanced Fund (the “Successor Balanced Fund”) was created pursuant to a reorganization that occurred on July 29, 2008.  The Successor Balanced Fund is the successor to the Buffalo Balanced Fund, Inc. (the “Predecessor Balanced Fund”).  As the Successor Balanced Fund had not commenced operations prior to the date of this Prospectus, performance information is not available for the Successor Balanced Fund (see below for performance information relating to the Predecessor Balanced Fund that corresponds to the Successor Balanced Fund).  Performance information for the Successor Balanced Fund will be available after the Successor Balanced Fund has been in operations for a full calendar year. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.   Please note that Predecessor Balanced Fund performance information included herein is not performance information of the Successor Balanced Fund offered in this Prospectus, but rather the Predecessor Balanced Fund that had identical investment objectives and strategies and was managed by the same investment advisor as the Successor Balanced Fund.  As a result, the performance information provided below indicates some of the risks of investing in the Successor Balanced Fund by showing the performance of the Predecessor Balanced Fund.

The bar chart shows changes in the total returns generated by the Predecessor Balanced Fund for each calendar year.  The table includes several indexes against which the Predecessor Balanced Fund compared its performance for one, five and ten year periods (or since the inception of the Predecessor Balanced Fund if shorter).  The first index is a broad measure of market performance.  Any other index shows how the Predecessor Balanced Fund’s performance compares with the returns of an index of securities with characteristics similar to those that the Predecessor Balanced Fund typically holds.  The bar chart and table reflec t all expenses of the Predecessor Balanced Fund and assumes that all dividends and capital gains distributions have been reinvested in new shares of the Predecessor Balanced Fund. The Predecessor Balanced Fund’s past performance (before and after taxes) is not necessarily an indication of how the Successor Balanced Fund will perform in the future.

The table also presents the impact of taxes on the Predecessor Balanced Fund’s returns.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  It is possible for the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” to be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Buffalo Balanced Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

Buffalo Balanced Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2008) = (2.46%)
Best Quarter June 30, 2003 = 14.83%
Worst Quarter September 30, 2001 = (14.24%)

Average Annual Total Return for the periods ended December 31, 2007
	1 Year	5 Years	10 Years
Buffalo Balanced Fund
Return Before Taxes	9.62%	14.13%	6.15%
Return After Taxes on Distributions	8.07%	13.08%	4.53%
Return After Taxes on Distributions and Sale of Fund Shares	7.27%	11.90%	4.34%
S&P 500 Index ® [1]	5.49%	12.83%	5.91%
S&P 500 Index ® and Merrill Lynch High Yield Master Index Weighted Average[2]	4.20%	11.99%	6.08%
Lipper Balanced Funds Index ® [3]	6.53%	10.33%	6.14%
1 The S&P 500 Index ® is a capitalization-weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.  The performance of the S&P 500 Index ® reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.
2 The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole. The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P ® 500 Index and 40% of the Merrill Lynch High Yield Master Index.
3 The Lipper Balanced Funds Index ® is an unmanaged, net asset value (“NAV”) weighted index of the 30 largest balanced mutual funds.  Performance is presented net of the funds’ fees and expenses; however, applicable sales charges are not taken into consideration.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Buffalo Balanced Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee*†	2.00%
Exchange Fee	None

Buffalo Balanced Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses**	1.02%
* Shareholders will be charged a fee by the Fund’s transfer agent for outgoing wire transfers, returned checks and stop payment orders.
† If you redeem or exchange shares of the Buffalo Balanced Fun d within 60 days of purchase, you will be charged a 2.00% redemption fee.
**The Total Annual Fund Operating Expenses for the Buffalo Balanced Fund do not correlate to the ratio of average net assets listed in the Fund’s financial highlights because the Total Annual Fund Operating Expenses above include the amount of the Buffalo Balanced Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests. This amount  totals .01% or less of the Buffalo Balanced Fund’s net  assets and is not included in the ratio of expenses to average net assets found within the Financial Highlight s section of the Prospectus.

Fee Example

The following example is intended to help you compare the cost of investing in the Buffalo Balanced Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Buffalo Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested, and that the Buffalo Balanced Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Buffalo Balanced Fund	$105	$328	$569	$1,259

Buffalo High Yield Fund   (BUFHX)

Investment Objectives

The investment objectives of the Buffalo High Yield Fund are the generation of current income, with long-term growth of capital as a secondary objective.

Principal Investments and Investment Strategies

The Buffalo High Yield Fund normally invests at least 80% of its net assets in higher-yielding, higher-risk debt securities rated below investment grade by the major rating agencies (or in similar unrated securities) (often referred to as “junk bonds”).  The Buffalo High Yield Fund may also invest in preferred stocks, convertible preferred stocks, and convertible debt securities.  The Advisor performs extensive fundamental investment research to identify investment opportunities for the Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  While the Buffalo High Yield Fund maintains flexibility to invest in rated and unrated bonds of varying maturities, the Fund generally holds bonds with intermediate-term maturities.

The Advisor’s implementation of the Buffalo High Yield Fund’s principal investment strategies is influenced by the following considerations:

Debt Securities -The Buffalo High Yield Fund may invest in both rated and unrated debt from U.S. issuers.  A debt security represents a loan of money by the purchaser of the security to the issuer.  A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time.  As a result of the Buffalo High Yield Fund’s investment in debt securities, its share price will go up and down in value as interest rates change and as other factors that affect the yields and principal values of debt securities change.  The Buffalo High Yield Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s Investor Services (“Moody’) or Standard & Poors Ratings Group (“S&P”), as well as the issuers of debt not rated by Moody’s or S&P.

Convertible Securities - Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible’s investment value.

International Investing - The Buffalo High Yield Fund may invest up to 25% of its equity investments in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.   ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. dollars and represent ownership in underlying foreign securities.  As a purchaser of unsponsored ADRs, the Buffalo High Yield Fund may have limited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.  The Buffalo High Yield Fund presently expects to limit its investments (at cost) in ADRs and U.S. traded foreign company securities to less than 10% of its net assets.  The Fund does not intend to buy securities or foreign companies directly through foreign stock exchanges.

Investment Style and Turnover--The Advisor normally does not engage in active or frequent trading of the Buffalo High Yield Buffalo High Yield Fund’s investments.  Instead, to reduce turnover of the Buffalo High Yield Fund’s portfolio holdings, the Advisor’s general strategy is to purchase securities for the Fund based upon what the Advisor believes are long-term trends.  This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.  The Advisor may sell the Buffalo High Yield Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments--The Buffalo High Yield Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when the Buffalo High Yield Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes.  During those times, the Buffalo High Yield Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent the Buffalo High Yield Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Other Investment Strategies--With respect to its non-principal strategies, the Buffalo High Yield Fund may invest in securities of any company in any sector, provided that the Advisor believes that the investment is consistent with the Fund’s investment objectives. To a limited extent, this may include common stock. In addition, the Buffalo High Yield Fund may invest in covered call options, restricted and illiquid securities and repurchase agreements in accordance with regulatory restrictions.  For cash management purposes, the Buffalo High Yield Fund many use U.S. government obligations, commercial paper, options and other investment companies. The Buffalo High Yield Fund may also, within the limits allowed by law, use diverse investment strategies, such as borrowing or securities lending and other financial instruments in the future . For more information on these strategies and financial instruments, please see the Statement of Additional Information for the Buffalo Funds.

Changes in Objectives and Policies--The objectiv e, strategies and policies described above explain how the Buffalo High Yield Fund is managed and may only be changed with the approval of the Board of Trustees, but without the need for approval by the Buffalo High Yield Fund’s shareholders.  However, the Buffalo High Yield Fund will not change its investment policy of investing at least 80% of the Fund’s net assets according to the principal strategy described above without first providing shareholders with at least 60 days’ prior notice.

Principal Risks

The risks associated with the Buffalo High Yield Fund’s principal investment strategies are:

Market Risk – The value of the Buffalo High Yield Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Buffalo High Yield Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Buffalo High Yield Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Debt Securities – Debt securities are subject to some or all of the following risks, depending on the type of debt instrument in which the Buffalo High Yield Fund invests:  interest rate risk; call risk; prepayment and extension risk; credit risk; and liquidity risk.

High Yield Ris k – The Buffalo High Yield Fund invests in higher-yielding, high-risk bonds (“junk bonds”).  These lower-rated bonds have a greater degree of default risk.  Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are highly indebted, and tend to be less liquid and react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments.

International Risks – Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

The Buffalo High Yield Fund cannot guarantee that it will achieve its investment objectiv e.   As with any mutual fund, the value of the Buffalo High Yield Fund’s investments may fluctuate.  If the value of the Buffalo High Yield Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. For further information regarding the Buffalo High Yield Fund’s Principal Strategies and Principal Risks, please see “Additional Information about the Buffalo Funds” below.

Past Performance

The bar chart and table below provid e an indication of the risks of investing in the Buffalo High Yield Fund.  The Buffalo High Yield Fund (the “Successor High Yield Fund”) was created pursuant to a reorganization that occurred on July 29, 2008. The Successor High Yield Fund is the successor to the Buffalo High Yield Fund, Inc. (the “Predecessor High Yield Fund”).  As the Successor High Yield Fund had not commenced operations prior to the date of this Prospectus, performance information is not available for the Successor High Yield Fund (see below for performance information relating to the Predecessor High Yield Fund that corresponds to the Successor High Yield Fund).  Performance information for the Successor High Yield Fund will be available after the Successor High Yield Fund has been in operatio n for a full calendar year. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Please note that Predecessor High Yield Fund performance information included herein is not the performance information of the Successor High Yield Fund offered in this Prospectus, but rather the Predecessor High Yield Fund that had identical investment objectives and strategies and was managed by the same investment advisor as the Successor High Yield Fund.

The bar chart shows changes in the total returns generated by the Predecessor High Yield Fund for each calendar year.  The table includes several indexes against which the Predecessor High Yield Fund compared its performance for one, five and ten year periods (or since the inception of the Predecessor High Yield Fund if shorter).  The first index is a broad measure of market performance.  Any other index shows how the Predecessor High Yield Fund’s performance compares with the returns of an index of securities with characteristics similar to those that the Predecessor High Yield Fund typically holds.  The bar chart and table reflec t all expenses of the Predecessor High Yield Fund and assumes that all dividends and capital gains distributions have been reinvested in new shares of the Predecessor High Yield Fund.  The Predecessor High Yield Fund’s past performance (before and after taxes) is not necessarily an indication of how the Successor High Yield Fund will perform in the future.

The table also presents the impact of taxes on the Predecessor High Yield Fund’s returns.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  It is possible for the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” to be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Buffalo High Yield Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

Buffalo High Yield Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2008) = (4.14%)
Best Quarter June 30, 2003 = 9.01%
Worst Quarter September 30, 1998 = (8.17%)

Average Annual Total Return for the periods ended December 31, 2007
	1 Year	5 Years	10 Years
Buffalo High Yield Fund
Return Before Taxes	3.78%	7.80%	5.37%
Return After Taxes on Distributions	1.73%	5.95%	2.82%
Return After Taxes on Distributions and Sale of Fund Shares	2.54%	5.66%	2.96%
Merrill Lynch High Yield Master Index[1]	2.17%	10.57%	5.80%
Lipper High Yield Bond Funds Index[2]	2.13%	10.07%	3.96%
1 The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole.  The index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of investment management fees, other expenses or taxes.
2 The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds.  Performance is presented net of the funds’ fees and expenses; however, applicable sales charges are not taken into consideration.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Buffalo High Yield Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee*†	2.00%
Exchange Fee	None

Buffalo High Yield Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses**	1.02%
* Shareholders will be charged a fee by the Fund’s transfer agent for outgoing wire transfers, returned checks and stop payment orders.
† If you redeem or exchange shares of the Buffalo High Yield Fund within 180 days of purchase, you will be charged a 2.00% redemption fee.
**The Total Annual Fund Operating Expenses for the Buffalo High Yield Fund do not correlate to the ratio of average net assets listed in the Buffalo High Yield Fund’s financial highlights because the Total Annual Fund Operating Expenses above include the amount of the Buffalo High Yield Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests. This amount totals .01% or less of Buffalo High Yield Fund net assets and is not included in the ratio of expenses to average net assets found within the Financial Highlight s section of the Prospectus.

Fee Example

The following example is intended to help you compare the cost of investing in the Buffalo High Yield Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Buffalo High Yield Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Buffalo High Yield Fund	$104	$325	$563	$1,248

Buffalo International  Fund  (BUFIX)

Investment Objective

The investment objective of the Buffalo International Fund is long-term growth of capital.

Principal Investments and Investment Strategies
The Buffalo International Fund invests primarily in equity securities of established companies that are economically tied to various countries throughout the world (excluding the U.S.).  The Fund may invest directly or indirectly in foreign securities or foreign currencies of both developed and developing countries.  For purposes of the Buffalo International Fund’s investments, “foreign securities” means those securities issued by companies:

•	that are organized under the laws of, or with a principal office in, a country other than the U.S. and issue securities for which the principal trading market is in a country other than the U.S.; or
•
that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a country other than the U.S., or have at least 50% of their assets in a country other than the U.S.

Under normal circumstances, the Buffalo International Fund does not expect its investments in emerging markets to exceed 30% of its net assets.

Equity securities in which the Buffalo International Fund will invest include common stocks, preferred stocks, convertible securities and depositary receipts.  The  Buffalo International Fund’s investments in depositary receipts may include sponsored or unsponsored ADRs, European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”).  ADRs, EDRs and GDRs are depositary receipts typically issued by a U.S. or foreign bank or trust company that give their holders the right to receive securities issued by a foreign company.  Such depositary receipts are denominated in the currency of the country of the bank or trust company that issues them.  The Buffalo International Fund may invest in securities of companies of any size.

In selecting securities for the Buffalo International Fund, the Advisor uses a bottom-up approach in choosing investments.  In its selection process, the Advisor seeks to identify a broad mix of foreign companies that are expected to benefit from longer-term industry, technological, global or other trends.  The Advisor also selects securities based on: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  In making portfolio selections for the Buffalo International Fund, the Advisor will also consider the economic, political and market conditions of the various countries in which the Fund may invest.

The Advisor’s implementation of the Buffalo International Fund’s principal investment strategies is influenced by the following considerations :

Equity Investments-- The Buffalo International Fund may invest in exchange-traded and over-the-counter common and preferred stocks, depositary receipts, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Preferred stocks are equity securities that often pay dividends and have preferences over common stocks in dividend payments and liquidation of assets. Warrants are a right to purchase a security at a fixed price at a fixed time, but do not provide the holder the right to receive dividends or the right to vote.  Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value. Investments in companies of different sizes (market capitalization) often present different types of risk.

Convertible Securities--Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible’s investment value.

Investment Style and Turnover--The Advisor normally does not engage in active or frequent trading of the Buffalo International Fund’s investments.  Instead, to reduce turnover of the Buffalo International Fund’s portfolio holdings, the Advisor’s general strategy is to purchase securities for the Buffalo International Fund based upon what the Advisor believes are long-term trends.  This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.  The Advisor may sell the Buffalo International Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments -The Buffalo International Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when the Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes.  During those times, the Buffalo International Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent the Buffalo International Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Other Investment Strategies - With respect to its non-principal strategies, the Buffalo International Fund may invest in companies in any sector and of any size market capitalization, provided that the Advisor believes that the company’s securities are likely to appreciate in value.  In addition, the Buffalo International Fund may invest in covered call options, debt securities and repurchase purchase agreements in accordance with regulatory restrictions.  For cash management purposes, the Buffalo International Fund may invest in U.S. government obligations, commercial paper, and money market funds. The Buffalo International Fund may also, within the limits allowed by law, use diverse investment strategies, such as borrowing or securities lending or other financial instruments , in the future .   For more information on these financial instruments and strategies, please see the Statement of Additional Information for the Buffalo Funds.

Changes in Objectives and Policies--The objectives, strategies and policies described above explain how the Buffalo International Fund is managed and may only be changed with the approval of the Board of Trustees, but without the need for approval by the Fund’s shareholders.

Principal Risks

The risks associated with the Buffalo International Fund’s principal investment strategies are:

Management Risk-- Management risk means that your investment in the Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Market Risk--The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Equity Market Risk – Equity securities held by the Buffalo International Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.  Common stocks carry greater risks than preferred stocks, and both have less seniority than debt securities.  Warrants may expire unexercised if the underlying security does not appreciate in value to a level where the warrant can be prudently exercised.

International Risks – Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

Emerging Markets Risk – Emerging markets are markets of countries, such as China, the Philippines and India, in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Currency Risk – When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  China and other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Buffalo International Fund’s assets at risk of total loss.

The Buffalo International Fund cannot guarantee that it will achieve its investment objectiv e.   As with any mutual fund, the value of the Fund’s investments may fluctuate.  If the value of the Buffalo International Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. For further information regarding the Buffalo International Fund’s Principal Strategies and Principal Risks, please see “Additional Information about the Buffalo Funds” below.

PAST PERFORMANCE

The bar chart and table below provides an indication of the risks of investing in the Buffalo International Fund.  The Buffalo International Fund only recently commenced operations.   Performance information for the Buffalo International Fund will be available after the Fund has been in operatio n for a full calendar year.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Buffalo International Fund.

Buffalo International Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee*†	2.00%
Exchange Fee	None

Buffalo International Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses**	0.29%
Total Annual Fund Operating Expenses***	1.29%
* Shareholders will be charged a fee by the Fund’s transfer agent  for outgoing wire transfers, returned checks and stop payment orders.
† If you redeem or exchange shares of the Buffalo International Fund within 60 days of purchase, you will be charged a 2.00% redemption fee.
**Other Expenses of the Buffalo International Fund are based on estimated amounts for the current fiscal period because the Fund is new and has been in operation for less than one year.
***The Total Annual Fund Operating Expenses for the Buffalo International Fund do not correlate to the ratio of average net assets listed in the Buffalo International Fund’s financial highlights because the Total Annual Fund Operating Expenses above include the amount of the Buffalo International Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests. This amount totals .01% or less of the Buffalo International Fund’s net assets and is not included in the ratio of expenses to average net assets found within the Financial Highlight s section of the Prospectus.

Fee Example

The following example is intended to help you compare the cost of investing in the Buffalo International Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Buffalo International Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Buffalo International Fund	$132	$412

Buffalo Jayhawk China  Fund  (BUFCX)

Investment Objective

The investment objective of the Buffalo Jayhawk China Fund  is long-term growth of capital.

Principal Investments And Investment Strategies
The Buffalo Jayhawk China Fund normally invests at least 80% of its net assets in equity securities of “China Companies,” as defined below, with the possibility of investments in convertible debt securities. The Fund considers China Companies to be those companies  which meet at least one of the following criteria:

•
are organized under the laws of, or with a principal office in, the People’s Republic of China or its administrative and other districts, including Hong Kong (“China”) (including companies which may not have a substantial economic presence in China) ; or

•	issue securities for which the principal trading market is in China; or
•	derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, or which have at least 50% of their assets in China.

In addition to its primary investments in common stocks, the Buffalo Jayhawk China Fund may make equity investments in preferred stock and securities convertible into common stock of China Companies, as well as interests in trusts or depositary receipts that represent indirect ownership interests in China Companies.  The Buffalo Jayhawk China Fund’s China Company portfolio securities are typically listed and traded in the United States (on the NASDAQ and NYSE) and Hong Kong (on the Hong Kong Stock Exchange), but the Fund is authorized to invest in China Companies traded on any recognized securities exchange, including China’s Class A-Share and B-Share market, Taiwan, Singapore or London exchanges.

The Buffalo Jayhawk China Fund also is authorized to make equity investments in the form of equity-linked notes or swap agreements designed to provide the Fund with investment exposure to equity securities of China Companies (although these investments are limited to 30% of the Buffalo Jayhawk China Fund’s net assets).  The Buffalo Jayhawk China Fund’s indirect investments in China Company equity securities may be used as tools through which the Fund may indirectly benefit from Class A shares or other specific Chinese securities or markets, which may have certain limitations, such as residency requirements or government authorization requirements for direct investments.  Only Chinese residents and foreign funds with a specific quota from the Chinese government can invest directly in China’s Class A share market.  For non-China residents and foreign funds, only extremely large financial institutions can obtain a Class A share quota. This requirement is termed a qualified foreign institutional investor (“QFII”) quota and is granted by the government of the China to institutions evaluated as extremely reputable, creditworthy, large and well-established.  To qualify for the QFII scheme, an institution must satisfy a long list of criteria, as well as an intensive application process. Thus, foreign funds without quota (such as the Buffalo Jayhawk China Fund) have accessed China’s Class A share market by obtaining quota allocation from the large financial institutions that do have quota.  These large institutions hold Class A Shares directly and create synthetic securities that are held by their clients to whom they have allocated quota. Since the Chinese regulatory authorities scrutinize so closely those institutions which are granted  QFII, the risk s of the synthetic instruments issued by such institutions are similar to those of any synthetic instrument, as well as the risks of the Chinese economy (See “ Principal Risks ” below).

The Buffalo Jayhawk China Fund’s investments are selected with a value orientation and a long-term investment horizon.  The Fund’s portfolio managers primarily utilize a bottom-up approach, focusing initially on each company’s fundamental characteristics. The Buffalo Jayhawk China Fund seeks to invest in companies with: strong profits and/or cash flow generation; strong financial characteristics and growth potential; undervalued assets; and/or strong management teams.  Once attractive candidates are identified, the Buffalo Jayhawk China Fund seeks to invest in companies that are trading below their intrinsic values, as estimated by the Fund’s portfolio manager.   With respect to indirect investments in China Companies, the Advis o r undertakes a rigorous analysis of the creditworthiness and other risks of the issuer of the securities or other financial instrument to ensure conformance with the strategies of the Buffalo Jayhawk China Fund. The portfolio manager has extensive expertise in the China market and also considers macroeconomic and other top-down variables, including China-specific risk considerations, when making investment decisions. The portfolio manager’s experience with investments in China extends over a 20 year period, including 11 years managing a fund focused on China Companies (See “Management and Investment Advisors – Sub-Advisors,” below).  The Buffalo Jayhawk China Fund does not intend to invest in the securities of non-public companies, purchase securities on margin (leveraging) or sell securities short.

In addition to the Buffalo Jayhawk China Fund’s main investments, the Buffalo Jayhawk China Fund may invest up to 20% of its net assets in securities of companies that do not qualify as China Companies, but which the portfolio managers expect to benefit from developments in the Chinese economy.  Companies in which the Fund may invest may be in any sector and of any size market capitalization, provided that the Advisor believes that the company’s securities will appreciate in value as a result of developments in the Chinese economy.  Examples include multi-national or international companies that are expected to export more products into the expanding Chinese consumer market or which intend to import less expensive Chinese parts to decrease costs of goods sold. Also, when consistent with the Buffalo Jayhawk China Fund’s investment objective, the Fund may invest up to 20% of its net assets in debt securities of China Companies  if the debt securities present an opportunity for capital appreciation.  This would occur if the Advisor evaluates a convertible debt instrument as having a significant equity component with potential for capital appreciation  or the debt securities into which the Fund would invest would be a standard loan that is repayable in cash, but which is linked to the receipt of warrants in the underlying company as part of the transaction .

The Buffalo Jayhawk China Fund should be thought of as a long-term investment for the aggressive portion of a well-diversified portfolio.  The Buffalo Jayhawk China Fund is sub-advised by Jayhawk Capital Management LLC, which is identified in the name of the Fund.

The Advisor’s and Sub- A dvisor’s implementation of the Buffalo Jayhawk China Fund’s principal investment strategies is influenced by the following considerations:

Equity Investments - The Buffalo Jayhawk China Fund may invest in exchange-traded and over-the-counter common and preferred stocks, depositary receipts, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Preferred stocks are equity securities that often pay dividends and have preferences over common stocks in dividend payments and liquidation of assets. Warrants are a right to purchase a security at a fixed price at a fixed time, but do not provide the holder the right to receive dividends or the right to vote.  Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value. Investments in companies of different sizes (market capitalization) often present different types of risk.

Convertible Securities - Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible’s investment value.

Swaps and Synthetic Instruments - The Buffalo Jayhawk China Fund may occasionally invest in “synthetic instruments” which are financial instruments that are created artificially by simulating another instrument with the combined features of a collection of other assets.  The principal risk of investments in swaps and synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Debt Securities - The Buffalo Jayhawk China Fund may invest in both rated and unrated debt from U.S. issuers.  A debt security represents a loan of money by the purchaser of the security to the issuer.  A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time.  As a result of the Buffalo Jayhawk China Fund’s investment in debt securities, its share price will go up and down in value as interest rates change and as other factors that affect the yields and principal values of debt securities change.  The Buffalo Jayhawk China Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s Investor Services (“Moody’) or Standard & Poors Ratings Group (“S&P”), as well as the issuers of debt not rated by Moody’s or S&P.

Investment Style and Turnover - The Advisor normally does not engage in active or frequent trading of the Buffalo Jayhawk China Fund’s investments.  Instead, to reduce turnover of the Fund’s portfolio holdings, the Advisor’s general strategy is to purchase securities for the Fund based upon what the Advisor believes are long-term trends.  This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.  The Advisor may sell the Buffalo Jayhawk China Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments - The Buffalo Jayhawk China Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when the Buffalo Jayhawk China Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes.  During those times, the Buffalo Jayhawk China Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent the Buffalo Jayhawk China Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Buffalo Jayhawk China Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Other Investment Strategies - With respect to its non-principal strategies, the Buffalo Jayhawk China Fund may invest in companies in any sector and of any size market capitalization, provided that the Advisor believes that the company’s securities are likely to appreciate in value.  In addition, the Buffalo Jayhawk China Fund may invest in convertible debt securities, illiquid securities, swaps, options, derivative and other synthetic instruments, when-issued securities and repurchase agreements in accordance with regulatory restrictions, for cash management purposes, the Buffalo Jayhawk China Fund may use U.S. government obligations, commercial paper and money market funds. The Buffalo Jayhawk China Fund may also, within the limits allowed by law, use diverse investment strategies, such as borrowing or securities lending or other financial instruments , in the future. For more information regarding these strategies and financial instruments, please see the Statement of Additional Information for the Buffalo Funds.

Changes in Objectives and Policies - The objectiv e , strategies and policies described above explain how the Buffalo Jayhawk China Fund is managed and may only be changed with the approval of the Board of Trustees, but without the need for approval by the Buffalo Jayhawk China Fund’s shareholders.  The Buffalo Jayhawk China Fund will not, however, change its investment policy of investing at least 80% of the Buffalo Jayhawk China Fund’s net assets according to the principal strategy described above without first providing shareholders with at least 60 days prior written notice.

Principal Risks

The risks associated with the Buffalo Jayhawk China Fund’s principal investment strategies are:

Market Risk – The value of the Buffalo Jayhawk China Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Buffalo Jayhawk China Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Buffalo Jayhawk China Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Buffalo Jayhawk China Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.  Common stocks carry greater risks than preferred stocks, and both have less seniority than debt securities.  Warrants may expire unexercised if the underlying security does not appreciate in value to a level where the warrant can be prudently exercised.

Large-Cap Company Ris k – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

Debt Securities Risk – Debt securities are subject to some or all of the following risks, depending on the type of debt instrument in which the Buffalo Jayhawk China Fund invests:  interest rate risk; call risk; prepayment and extension risk; credit risk; and liquidity risk.

International Risks – Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

China Companies Risk – In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates.  The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Emerging Markets Risk – Emerging markets are markets of countries, such as China, in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Currency Risk – When the Buffalo Jayhawk China Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Buffalo Jayhawk China Fund’s portfolio holdings and your investment.  China and other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Buffalo Jayhawk China Fund’s ability to repatriate both investment capital and income, which could place the Buffalo Jayhawk China Fund’s assets at risk of total loss.

Geographic Concentration Risks – Because the Buffalo Jayhawk China Fund invests its assets primarily in China Companies, it is subject to greater risks of adverse events that occur in that region, including political, social, religious or economic disruptions occurring in countries in which the Buffalo Jayhawk China Fund is not invested.

Swap Agreement and Synthetic Instruments Risks – The Buffalo Jayhawk China Fund’s investments in swap agreements may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.  As result, these securities may become illiquid.  Fluctuations in the values of synthetic instruments may not correlate perfectly with the overall securities markets.

The Buffalo Jayhawk China Fund cannot guarantee that it will achieve its investment objectiv e. As with any mutual fund, the value of the Fund’s investments may fluctuate.  If the value of the Buffalo Jayhawk China Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. For further information regarding the Buffalo Jayhawk China Fund’s Principal Strategies and Principal Risks, please see “Additional Information about the Buffalo Funds” below.

PAST PERFORMANCE

The bar chart and table below provides an indication of the risks of investing in the Buffalo Jayhawk China Fund. The bar chart shows changes in the total returns generated by the Buffalo Jayhawk China Fund for each calendar year.  The table includes several indexes against which the Buffalo Jayhawk China Fund compares its performance since the inception of the Fund.   The first index is a broad measure of market performance.  Any other index shows how the Buffalo Jayhawk China Fund’s performance compares with the returns of an index of securities with characteristics similar to those that the Fund typically holds.  The bar chart and table reflects all expenses of the Buffalo Jayhawk China Fund and assumes that all dividends and capital gains distributions have been reinvested in new shares of the Fund.  The Buffalo Jayhawk China Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The table also presents the impact of taxes on the Buffalo Jayhawk China Fund’s returns.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  It is possible for the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” to be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Buffalo Jayhawk China Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

Buffalo Jayhawk China Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2008) = (26.43%)
Best Quarter June 30, 2007= 18.15%
Worst Quarter December 31, 2007 = (2.64%)

Average Annual Total Return for the periods ended December 31, 2007
	1 Year	Since Inception*
Buffalo Jayhawk China Fund
Return Before Taxes	32.41%	35.07%
Return After Taxes on Distributions	29.25%	31.95%
Return After Taxes on Distributions and Sale of Fund Shares	21.07%	27.99%
MSCI China Free Index[1]	66.23%	77.18%
S&P Hong Kong GEM Index[2]	10.41%	13.98%
*Buffalo Jayhawk China Fund commenced operations on December 18, 2006.
1 The MSCI China Free Index is a capitalization weighted index that measures the performance of stocks from the country of China.
2 The S&P Hong Kong GEM Index is a float adjusted and market capitalization weighted index that does not have a fixed number of constituents. The index is calculated using a market cap-weighted methodology.  This means that the index level reflects the total market value of all the component stocks relative to a particular base period.  Index calculations are based on stock prices taken from the Stock Exchange of Hong Kong (SEHK).

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Buffalo Jayhawk China Fund.

Buffalo Jayhawk China Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee*†	2.00%
Exchange Fee	None

Buffalo Jayhawk China Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses	0.20%
Acquired Fund Fees and Expenses**	0.02%
Total Annual Fund Operating Expenses	1.72%
* Shareholders will be charged a fee by the Fund’s transfer agent  for outgoing wire transfers, returned checks and stop payment orders.
† If you redeem or exchange shares of the Buffalo Jayhawk China Fund within 60 days of purchase, you will be charged a 2.00% redemption fee.
**Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fees represent a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s NAV.  Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of expenses to average net assets found within the Buffalo Jayhawk China Fund’s “Financial Highlights” section of this P rospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.70% for the Buffalo Jayhawk China Fund.

Fee Example

The following example is intended to help you compare the cost of investing in the Buffalo Jayhawk China Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Buffalo Jayhawk China Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Buffalo Jayhawk China Fund	$177	$548	$944	$2,025

Buffalo Large Cap  Fund   (BUFEX)

Investment Objective

The investment objective of the Buffalo Large Cap Fund is long-term growth of capital.

Principal Investments and Investment Strategies

The Buffalo Large Cap Fund normally invests at least 80% of its net assets in domestic common stocks, preferred stocks, convertible preferred stocks, warrants and rights in large capitalization  (“large-cap”) companies.  The Buffalo Large Cap Fund considers a company to be a large-cap company if, at time of purchase by the Fund, it has a market capitalization (the total market value of a company’s outstanding stock) of $10 billion or greater.  In its selection process for the Buffalo Large Cap Fund, the Advisor seeks to identify a broad mix of large-cap companies across many industries that are expected to benefit from long-term industry, technological and other trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.

The Advisor’s implementation of the Buffalo Large Cap Fund’s principal investment strategies is influenced by the following considerations:

Equity Investments - The Buffalo Large Cap Fund may invest in exchange-traded and over-the-counter common stocks, preferred stocks, convertible preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value. Investments in companies of different sizes (market capitalization) often present different types of risk.  These risks that could affect the value of the Buffalo Large Cap Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

International Investing-- The Buffalo Large Cap Fund may invest up to 25% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.    ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. dollars and represent ownership in underlying foreign securities.  As a purchaser of unsponsored ADRs, the Buffalo Large Cap Fund may have limited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.  The Buffalo Large Cap Fund presently expects to limit its investments (at cost) in ADRs and U.S. traded foreign company securities to less than 10% of its net assets.  The Buffalo Large Cap Fund does not intend to buy securities or foreign companies directly through foreign stock exchanges.

Investment Style and Turnover--The Advisor normally does not engage in active or frequent trading of the Buffalo Large Cap Fund’s investments.  Instead, to reduce turnover of the Buffalo Large Cap Fund’s portfolio holdings, the Advisor’s general strategy is to purchase securities for the Buffalo Large Cap Fund based upon what the Advisor believes are long-term trends.  This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.  The Advisor may sell the Buffalo Large Cap Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments--The Buffalo Large Cap Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when the Buffalo Large Cap Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes.  During those times, the Buffalo Large Cap Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent the Buffalo Large Cap Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Other Investment Strategies--With respect to its non-principal strategies, the Buffalo Large Cap Fund may invest in the securities of any companies in any sector and of any size market capitalization, provided that the Advisor believes that the company’s securities are likely to appreciate in value.  In addition, the Buffalo Large Cap Fund may invest in covered call options, debt securities and repurchase agreements in accordance with regulatory restrictions.  For cash management purposes, the Buffalo Large Cap Fund may use U.S. government obligations, commercial paper, and money market funds. The Buffalo Large Cap Fund may also, within the limits allowed by law, use diverse investment strategies, such as borrowing or securities lending or other financial instruments, in the future . For more information regarding these strategies and financial instruments, please see the Statement of Additional Information for the Buffalo Funds.

Changes in Objectives and Policies--The objectiv e, strategies and policies described above explain how the Buffalo Large Cap Fund is managed and may only be changed with the approval of the Board of Trustees, but without the need for approval by the Fund’s shareholders.  However, the Buffalo Large Cap Fund will not change its investment policy of investing at least 80% of the Fund’s net assets according to the principal strategy described above without first providing shareholders with at least 60 days’ prior notice.

Principal Risks

The risks associated with the Buffalo Large Cap Fund’s principal investment strategies are:

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

Market Risk – The value of the Buffalo Large Cap Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Buffalo Large Cap Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Buffalo Large Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Buffalo Large Cap Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.  Common stocks carry greater risks than preferred stocks, and both have less seniority than debt securities.  Warrants may expire unexercised if the underlying security does not appreciate in value to a level where the warrant can be prudently exercised.

Technology Company Risk – Technology companies often face unusually high price volatility both in terms of gains and losses.

International Ris k – Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

The Buffalo Large Cap Fund cannot guarantee that it will achieve its investment objectiv e.   As with any mutual fund, the value of the Buffalo Large Cap Fund’s investments may fluctuate.  If the value of the Buffalo Large Cap Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. For further information regarding the Buffalo Large Cap Fund’s Principal Strategies and Principal Risks, please see “Additional Information about the Buffalo Funds” below.

PAST PERFORMANCE

The bar chart and table below provides an indication of the risks of investing in the Buffalo Large Cap Fund.  The Buffalo Large Cap Fund (the “Successor Large Cap Fund”) was created pursuant to a reorganization that occurred on July 29, 2008.  The Successor Large Cap Fund is the successor to the Buffalo Large Cap Fund, Inc. (the “Predecessor Large Cap Fund”).  As the Successor Large Cap Fund had not commenced operations prior to the date of this Prospectus, performance information is not available for the Successor Large Cap Fund (see below for performance information relating to the Predecessor Large Cap Fund that corresponds to the Successor Large Cap Fund).  Performance information for the Successor Large Cap Fund will be available after the Successor Large Cap Fund has been in operations for a full calendar year. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Please note that Predecessor Large Cap Fund performance information included herein is not performance of the Successor Large Cap Fund offered in this Prospectus, but rather the Predecessor Large Cap Fund that had identical investment objectives and strategies and was managed by the same investment advisor as the Successor Large Cap Fund.

The bar chart shows changes in the total returns generated by the Predecessor Large Cap Fund for each calendar year.  The table includes several indexes against which the Predecessor Large Cap Fund compared its performance for one, five and ten year periods). The first index is a broad measure of market performance.  Any other index shows how the Predecessor Large Cap Fund’s performance compares with the returns of an index of securities with characteristics similar to those that the Predecessor Large Cap Fund typically holds.  The bar chart and table reflect all expenses of the Predecessor Large Cap Fund and assumes that all dividends and capital gains distributions have been reinvested in new shares of the Predecessor Large Cap Fund.  The Predecessor Large Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how the Successor Large Cap Fund will perform in the future.

The table also presents the impact of taxes on the Predecessor Large Cap Fund’s returns.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  It is possible for the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” to be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

Buffalo Large Cap Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2008) = (13.80%)
Best Quarter June 30, 2003 = 20.52%
Worst Quarter June 30, 2002 = (19.96%)

Average Annual Total Return for the periods ended December 31, 2007
	1 Year	5 Years	10 Years
Buffalo Large Cap Fund
Return Before Taxes	8.10%	11.23%	5.32%
Return After Taxes on Distributions	7.65%	11.10%	4.81%
Return After Taxes on Distributions and Sale of Fund Shares	5.88%	9.81%	4.40%
Russell 1000 Growth Index[1]	11.81%	12.11%	3.83%
S&P 500 Index[2]	5.49%	12.83%	5.91%
Lipper Large-Cap Growth Fund Index[3]	14.97%	12.06%	3.64%
1 The Russell 1000 Growth Index ® measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000 Index ® consists of the 1,000 largest companies in the Russell 3000 Index ® .  The performance of the Russell 1000 Growth Index ® reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees, other expenses or taxes.
2 The S&P 500 Index ® is a capitalization-weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.  The performance of the S&P 500 Index ® reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees, other expenses or taxes.
3 The Lipper Large-Cap Growth Funds Index ® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification.  Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Buffalo Large Cap Fund.

Buffalo Large Cap Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee*†	2.00%
Exchange Fee	None

Buffalo Large Cap Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Fund Operating Expenses**	1.05%
* Shareholders will be charged a fee by the Fund’s transfer agent for outgoing wire transfers, returned checks and stop payment orders.
† If you redeem or exchange shares of the Buffalo Large Cap Fund within 60 days of purchase, you will be charged a 2.00% redemption fee.
**The Total Annual Fund Operating Expenses for the Buffalo Large Cap Fund do not correlate to the ratio of average net assets listed in the Buffalo Large Cap Fund’s financial highlights because the Total Annual Fund Operating Expenses above include the amount of the Buffalo Large Cap Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests. This amount  totals ..01% or less of the Buffalo Large Cap Fund’s assets and is not included in the ratio of expenses to average net assets found within the Financial Highlights section of the Prospectus.

Fee Example

The following example is intended to help you compare the cost of investing in the Buffalo Large Cap Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Buffalo Large Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested, and that the Buffalo Large Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Buffalo Large Cap Fund	$108	$337	$585	$1,294

Buffalo Micro Cap  Fund   (BUFOX)

Investment Objective

The investment objective of the Buffalo Micro Cap Fund  is long-term growth of capital.

Principal Investments and Investment Strategies

The Buffalo Micro Cap Fund normally invests at least 80% of its net assets in domestic common stocks of micro-capitalization (“micro-cap companies”).  The Buffalo Micro Cap Fund considers a company to be a micro-cap company if, at time of purchase by the Fund, it has a market capitalization less than or equal to (1) $600 million, or (2) the median capitalization of companies in the Russell 2000® Index, whichever is greater.  The capitalization of companies within the Russell 2000® Index changes due to market conditions and changes with the composition of the Russell 2000® Index.  As of June 30, 2008, the median capitalization of companies in the Russell 2000® Index was approximately $463 million.  In its selection process for the Fund, the Advisor seeks to identify a broad mix of micro-cap companies across many industries that are expected to benefit from long-term industry, technological and other trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.

The Advisor’s implementation of the Buffalo Micro Cap Fund’s principal investment strategies is influenced by the following considerations:

Equity Investments - The Buffalo Micro Cap Fund will invest in exchange-traded and over-the-counter common stocks and may invest in preferred stock, convertible preferred stock, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value. Investments in companies of different sizes (market capitalization) often present different types of risk.  These risks that could affect the value of the Buffalo Micro Cap Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.
.
International Investing--The Buffalo Micro Cap Fund may invest up to 25% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.    ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. dollars and represent ownership in underlying foreign securities.  As a purchaser of unsponsored ADRs, the Buffalo Micro Cap Fund may have limited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.  The Buffalo Micro Cap Fund presently expects to limit its investments (at cost) in ADRs and U.S. traded foreign company securities to less than 10% of its net assets.  The Buffalo Micro Cap Fund  does not intend to buy securities or foreign companies directly through foreign stock exchanges.

Investment Style and Turnover--The Advisor normally does not engage in active or frequent trading of the Buffalo Micro Cap Fund’s investments.  Instead, to reduce turnover of the Fund’s portfolio holdings, the Advisor’s general strategy is to purchase securities for the Buffalo Micro Cap Fund  based upon what the Advisor believes are long-term trends.  This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.  The Advisor may sell the Buffalo Micro Cap Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments--The Buffalo Micro Cap Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when the Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes.  During those times, the Buffalo Micro Cap Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent the Buffalo Micro Cap Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Other Investment Strategies--With respect to its non-principal strategies, the Buffalo Micro Cap Fund may invest in the securities of any companies in any sector and of any size market capitalization, provided that the Advisor believes that the company’s securities are likely to appreciate in value.  In addition, the Buffalo Micro Cap Fund may invest in preferred stocks, convertible preferred stocks, warrants and rights covered call options, illiquid and debt securities and repurchase agreements in accordance with regulatory restrictions.  For cash management purposes, the Fund may use U.S. government obligations, commercial paper, and money market funds. The Buffalo Micro Cap Fund may also, within the limits allowed by law, use diverse investment strategies, such as borrowing or securities lending or other financial instruments, in the future.  For more information regarding these strategies and financial instruments, please see the Statement of Additional Information for the Buffalo Funds.

Changes in Objectives and Policies--The objectiv e, strategies and policies described above explain how the Buffalo Micro Cap Fund is managed and may only be changed with the approval of the Board of Trustees, but without the need for approval by the Buffalo Micro Cap Fund’s shareholders.  However, the Buffalo Micro Cap Fund will not change its investment policy of investing at least 80% of the Fund’s net assets according to the principal strategy described above without first providing shareholders with at least 60 days’ prior notice.

Principal Risks

The risks associated with the Buffalo Micro Cap Fund’s principal investment strategies are:

Market Risk – The value of the Buffalo Micro Cap Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Buffalo Micro Cap Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Buffalo Micro Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Buffalo Micro Cap Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.  Common stocks carry greater risks than preferred stocks, and both have less seniority than debt securities.  Warrants may expire unexercised if the underlying security does not appreciate in value to a level where the warrant can be prudently exercised.

Technology Company Risk – Technology companies often face unusually high price volatility both in terms of gains and losses.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Micro-Cap Company Risk – Investing in micro-cap companies may involve greater risk than investing in companies with larger capitalization due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than companies with larger capitalization.

International Ris k – Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

The Buffalo Micro Cap Fund cannot guarantee that it will achieve its investment objectiv e .  As with any mutual fund, the value of the Fund’s investments may fluctuate.  If the value of the Buffalo Micro Cap Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. For further information regarding the Buffalo Micro Cap Fund’s Principal Strategies and Principal Risks, please see “Additional Information about the Buffalo Funds” below.

PAST PERFORMANCE

The bar chart and table below provides an indication of the risks of investing in the Buffalo Micro Cap Fund.  The bar chart shows changes in the total returns generated by the Buffalo Micro Cap Fund for each calendar year.  The table includes several indexes against which the Buffalo Micro Cap Fund compares its performance for one, five and ten year periods (or since the inception of the Fund if shorter).  The first index is a broad measure of market performance.  Any other index shows how the Buffalo Micro Cap Fund’s performance compares with the returns of an index of securities with characteristics similar to those that the Fund typically holds.  The bar chart and table reflect all expenses of the Buffalo Micro Cap Fund and assumes that all dividends and capital gains distributions have been reinvested in new shares of the Fund.  The Buffalo Micro Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The table also presents the impact of taxes on the Buffalo Micro Cap Fund’s returns.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  It is possible for the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” to be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Buffalo Micro Cap Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

Buffalo Micro Cap Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2008) = (25.00%)
Best Quarter March 31, 2006= 10.49%
Worst Quarter December 31, 2007 = (12.55%)

Average Annual Total Return for the periods ended December 31, 2007
	1 Year	Since Inception*
Buffalo Micro Cap Fund
Return Before Taxes	(11.88%)	5.54%
Return After Taxes on Distributions	(13.08%)	4.88%
Return After Taxes on Distributions and Sale of Fund Shares	(6.16%)	4.75%
Russell Microcap Growth Index ® [1]	(2.69%)	6.69%
Russell 2000 Index ® [2]	(1.57%)	11.15%
Lipper Micro Cap Funds Index ® [3]	0.37%	10.12%
*Buffalo Micro Cap Fund commenced operations on May 21, 2004.
1 The Russell Microcap Growth Index ® measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Microcap Index ® consists of the smallest 1,000 companies in the small-cap Russell 2000 Index ® plus the next 1,000 securities.  The performance of the Russell Microcap Growth Index ® reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.
2 The Russell 2000 Index ® consists of the smallest 2,000 securities in the Russell 3000 Index ® , representing approximately 8% of the Russell 3000 total market capitalization.  The performance of the Russell 2000 Index ® reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.
3. The Lipper Micro Cap Funds Index ® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro Cap classification.  Performance is presented net of the Buffalo Micro Cap Fund’s fees and expenses, however, applicable sales charges are not taken into consideration.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Buffalo Micro Cap Fund.

Buffalo Micro Cap Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee*†	2.00%
Exchange Fee	None

Buffalo Micro Cap Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.45%
Distribution (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Fund Operating Expenses**	1.50%
* Shareholders will be charged a fee by the Fund’s transfer agent, for outgoing wire transfers, returned checks and stop payment orders.
† If you redeem or exchange shares of Buffalo Micro Cap Fund within 180 days of purchase, you will be charged a 2.00% redemption fee.
**The Total Annual Fund Operating Expenses for the Buffalo Micro Cap Fund do not correlate to the ratio of average net assets listed in the Fund’s financial highlights because the Total Annual Fund Operating Expenses above include the amount of the Buffalo Micro Cap Fund’s proportionate share of the fees and expenses of other investment companies in which the Buffalo Micro Cap Fund invests.  This amount totals .01% or less of the Buffalo Microcap Fund’s net assets and is not included in the ratio of expenses to average net assets found within the Financial Highligh ts section of the Prospectus.

Fee Example

The following example is intended to help you compare the cost of investing in the Buffalo Micro Cap Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Buffalo Micro Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Buffalo Micro Cap Fund	$154	$477	$824	$1,802

Buffalo Mid Cap Fund   (BUFMX)

Investment Objective

The investment objective of the Buffalo Mid Cap Fund is long-term growth of capital.

Principal Investments and Investment Strategies

The Buffalo Mid Cap Fund normally invests at least 80% of its net assets in domestic common stocks, preferred stocks, convertible preferred stocks, warrants and rights of medium capitalization (“mid-cap”) companies.  The Buffalo Mid Cap Fund considers a company to be a mid-cap company if, at time of purchase by the Fund, it has a market capitalization between $1.5 billion and $10 billion.  In its selection process for the Buffalo Mid Cap Fund, the Advisor seeks to identify a broad mix of mid-cap companies that are expected to benefit from long-term industry, technological and other trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.

The Advisor’s implementation of the Buffalo Mid Cap Fund’s principal investment strategies is influenced by the following considerations:

Equity Investments - The Buffalo Mid Cap Fund may invest in exchange-traded and over-the-counter common stocks. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value. Investments in companies of different sizes (market capitalization) often present different types of risk.  These risks that could affect the value of the Buffalo Mid Cap Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

International Investing-- The Buffalo Mid Cap Fund may invest up to 25% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.    ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. dollars and represent ownership in underlying foreign securities.  As a purchaser of unsponsored ADRs, the Buffalo Mid Cap Fund may have limited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.  The Buffalo Mid Cap Fund presently expects to limit its investments (at cost) in ADRs and U.S. traded foreign company securities to less than 10% of its net assets.  The Fund does not intend to buy securities or foreign companies directly through foreign stock exchanges.

Investment Style and Turnover--The Advisor normally does not engage in active or frequent trading of the Buffalo Mid Cap Fund’s investments.  Instead, to reduce turnover of the Buffalo Mid Cap Fund’s portfolio holdings, the Advisor’s general strategy is to purchase securities for the Buffalo Mid Cap Fund based upon what the Advisor believes are long-term trends.  This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.  The Advisor may sell the Buffalo Mid Cap Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments--The Buffalo Mid Cap Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when the Buffalo Mid Cap Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes.  During those times, the Buffalo Mid Cap Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent the Buffalo Mid Cap Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Other Investment Strategies--With respect to its non-principal strategies, the Buffalo Mid Cap Fund may invest in the securities of any companies in any sector and of any size market capitalization, provided that the Advisor believes that the company’s securities are likely to appreciate in value.  In addition, the Buffalo Mid Cap Fund may invest in covered call options, debt securities and repurchase agreements in accordance with regulatory restrictions.  For cash management purposes, the Buffalo Mid Cap Fund may use U.S. government obligations, commercial paper, and money market funds. The Buffalo Mid Cap Fund may also, within the limits allowed by law, use diverse investment strategies, such as borrowing or securities lending or other financial instruments, in the future.  For more information regarding these strategies and financial instruments, please see the Statement of Additional Information for the Buffalo Funds.

Changes in Objectives and Policies--The objectiv e , strategies and policies described above explain how the Buffalo Mid Cap Fund is managed and may only be changed with the approval of the Board of Trustees, but without the need for approval by the Fund’s shareholders.  However, the Fund will not change its investment policy of investing at least 80% of the Fund’s net assets according to the principal strategy described above without first providing shareholders with at least 60 days prior notice.

Principal Risks

The risks associated with the Buffalo Mid Cap Fund’s principal investment strategies are:

Market Risk – The value of the Buffalo Mid Cap Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Buffalo Mid Cap Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Buffalo Mid Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Buffalo Mid Cap Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.  Common stocks carry greater risks than preferred stocks, and both have less seniority than debt securities.  Warrants may expire unexercised if the underlying security does not appreciate in value to a level where the warrant can be prudently exercised.

Technology Company Risk – Technology companies often face unusually high price volatility both in terms of gains and losses.

Mid-Cap Company Ris k – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

International Ris k – Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

The Buffalo Mid Cap Fund cannot guarantee that it will achieve its investment objective .  As with any mutual fund, the value of the Buffalo Mid Cap Fund’s investments may fluctuate.  If the value of the Buffalo Mid Cap Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. For further information regarding the Buffalo Mid Cap Fund’s Principal Strategies and Principal Risks, please see “Additional Information about the Buffalo Funds” below.

PAST PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Buffalo Mid Cap Fund.  The bar chart show changes in the total returns generated by the Buffalo Mid Cap Fund for each calendar year.  The table includes several indexes against which the Buffalo Mid Cap Fund compares its performance for one, five and ten year periods (or since the inception of the Fund if shorter).  The first index is a broad measure of market performance.  Any other index show how the Buffalo Mid Cap Fund’s performance compares with the returns of an index of securities with characteristics similar to those that the Fund typically holds.  The bar chart and table reflect all expenses of the respective Buffalo Mid Cap Fund and assumes that all dividends and capital gains distributions have been reinvested in new shares of the Fund.  The Buffalo Mid Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The table also presents the impact of taxes on the Buffalo Mid Cap Fund’s returns.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  It is possible for the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” to be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Buffalo Mid Cap Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

Buffalo Mid Cap Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2008) = (14.91%)
Best Quarter March 31, 2006 = 25.21%
Worst Quarter September 30, 2002 = (18.56%)

Average Annual Total Return for the periods ended December 31, 2007
	1 Year	5 Years	Since Inception*
Buffalo Mid Cap Fund
Return Before Taxes	9.97%	17.25%	9.51%
Return After Taxes on Distributions	8.69%	16.80%	9.16%
Return After Taxes on Distributions and Sale of Fund Shares	8.04%	15.20%	8.29%
Russell Midcap Growth Index[1]	11.43%	17.90%	8.93%
S&P Midcap 400 Index[2]	7.98%	16.20%	10.76%
Lipper Mid-Cap Growth Funds Index[3]	21.41%	17.93%	8.79%
*Buffalo Mid Cap Fund commenced operations on December 17, 2001.
1 The Russell Midcap Growth Index ® measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
2 The S&P Midcap 400 Index ® consists of 400 domestic stocks chosen for market size (median market capitalization of $2.176 million as of June 30, 2008), liquidity and industry group representation.  It is a market-weighted index with each stock affecting the index in proportion to its market value.  The performance of the S&P Midcap 400 Index ® reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.
3 The Lipper Mid-Cap Growth Funds Index ® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification.  Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Buffalo Mid Cap Fund.

Buffalo Mid Cap Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee*†	2.00%
Exchange Fee	None

Buffalo Mid Cap Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses**	1.01%
* Shareholders will be charged a fee by the Fund’s transfer agent for outgoing wire transfers, returned checks and stop payment orders.
† If you redeem or exchange shares of the Buffalo Mid Cap Fund within 60 days of purchase, you will be charged a 2.00% redemption fee.
**The Total Annual Fund Operating Expenses for the Buffalo Mid Cap Fund do not correlate to the ratio of average net assets listed in the Buffalo Mid Cap Fund’s financial highlights because the Total Annual Fund Operating Expenses above include the amount of the Buffalo Mid Cap Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests. This amount  totals .01% or less of the Buffalo Mid Cap Fund’s net  assets and is not included in the ratio of expenses to average net assets found within the Financial Highligh ts section of the Prospectus.

Fee Example

The following example is intended to help you compare the cost of investing in the Buffalo Mid Cap Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Buffalo Mid Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested, and that the Buffalo Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Buffalo Mid Cap Fund	$103	$322	$558	$1,236

Buffalo Science & Technology Fund (BUFTX)

Investment Objective

The investment objective of the Buffalo Science & Technology  Fund is long-term growth of capital.

Principal Investments and Investment Strategies

The Buffalo Science & Technology Fund normally invests at least 80% of its net assets in domestic common stocks of companies expected to benefit from the development, advancement or use of science and technology.  Holdings can range from small-cap companies that are developing new technologies to large, blue chip firms with established track records of developing, producing or distributing products and services in the science and technology industries.  The Buffalo Science & Technology Fund may also invest in companies whose securities are likely to appreciate in value as a result of  technological advances even if those companies are not directly involved in the specific research and development of the advance.  Some of the industries likely to be represented in the Buffalo Science & Technology Fund’s portfolio are: electronics, including hardware, software and components; communications; E-commerce; information services; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; and defense and aerospace. The Buffalo Science & Technology Fund selects its investments through rigorous analysis of the impact of scientific or technological developments on companies by portfolio managers with industry expertise and then selects those companies with the greatest upside potential based on that analysis. Assessing key fundamentals of such companies, the Fund invests in securities that are likely to result in long-term growth of capital.  The types of companies in which the Buffalo Science & Technology Fund may invest range across industries and include, for example, companies which could implement technological advances as a means of significant cost savings or technology centered companies which develop industry leading advantages.  Nevertheless, due to the subjective nature of the evaluation of potential investments for the Fund, it is possible that the securities of companies in which the Buffalo Science & Technology Fund invests may not appreciate in value as expected at the time they are selected for investment .

The Advisor’s implementation of the Buffalo Science & Technology Fund’s principal investment strategies is influenced by the following considerations:

Equity Investments - The Buffalo Science & Technology Fund will invest in exchange-traded and over-the-counter common stocks and may invest in preferred stock, convertible preferred stock, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value. Investments in companies of different sizes (market capitalization) often present different types of risk.  These risks that could affect the value of the Buffalo Science & Technology Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

International Investing - The Buffalo Science & Technology Fund may invest up to 25% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.   ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. dollars and represent ownership in underlying foreign securities.  As a purchaser of unsponsored ADRs, the Buffalo Science & Technology Fund may have limited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.  The Buffalo Science & Technology Fund presently expects to limit its investments (at cost) in ADRs and U.S. traded foreign company securities to less than 10% of its net assets.  The Fund does not intend to buy securities or foreign companies directly through foreign stock exchanges.

Investment Style and Turnover - The Advisor normally does not engage in active or frequent trading of the Buffalo Science & Technology Fund’s investments.  Instead, to reduce turnover of the Buffalo Science & Technology Fund’s portfolio holdings, the Advisor’s general strategy is to purchase securities for the Fund based upon what the Advisor believes are long-term trends.  This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.  The Advisor may sell the Buffalo Science & Technology Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments - The Buffalo Science & Technology Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when the Buffalo Science & Technology Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes.  During those times, the Buffalo Science & Technology Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent the Buffalo Science & Technology Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Other Investment Strategies - With respect to its non-principal strategies, the Buffalo Science & Technology Fund may invest in the securities of any companies in any sector and of any size market capitalization, provided that the Advisor believes that the company’s securities are likely to appreciate in value.  In addition, the Buffalo Science & Technology Fund may invest in covered call options, debt securities and repurchase agreements in accordance with regulatory restrictions.  For cash management purposes, the Fund may use U.S. government obligations, commercial paper, and money market funds. The Buffalo Science & Technology Fund may also, within the limits allowed by law, use diverse investment strategies, such as borrowing or securities lending or other financial instruments, in the future, For more information regarding these strategies and financial instruments, please see the Statement of Additional Information for the Buffalo Funds.

Changes in Objectives and Policies -The objective , strategies and policies described above explain how the Buffalo Science & Technology Fund is managed and may only be changed with the approval of the Board of Trustees, but without the need for approval by the Buffalo Science & Technology Fund’s shareholders.  However, the Buffalo Science & Technology Fund will not change its investment policy of investing at least 80% of the Buffalo Science & Technology Fund’s net assets according to the principal strategy described above without first providing shareholders with at least 60 days’ prior notice.

Principal Risks

The risks associated with the Buffalo Science & Technology Fund’s principal investment strategies are:

Market Risk–The value of the Buffalo Science & Technology Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Buffalo Science & Technology Fund, and you could lose money.

Management Risk–Management risk means that your investment in the Buffalo Science & Technology Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Buffalo Science & Technology Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.  Common stocks carry greater risks than preferred stocks, and both have less seniority than debt securities.  Warrants may expire unexercised if the underlying security does not appreciate in value to a level where the warrant can be prudently exercised.

Science and Technology Sector Risks – Companies in the rapidly changing fields of science and technology often face unusually high price volatility due to: (i) products and services that appear to be promising at first but fail to become commercially successful or quickly become obsolete; and (ii) competition from new market entrants as well as developing government regulations and policies.

Technology Company Risk – Technology companies often face unusually high price volatility both in terms of gains and losses.

Large-Cap Company Ris k – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful~~,~~ smaller companies during periods of economic expansion.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Mid-Cap Company Ris k – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

International Ris k – Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

The Buffalo Science & Technology Fund cannot guarantee that it will achieve its investment objective .  As with any mutual fund, the value of the Buffalo Science & Technology Fund’s investments may fluctuate.  If the value of the Buffalo Science & Technology Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. For further information regarding the Buffalo Science & Technology Fund’s Principal Strategies and Principal Risks, please see “Additional Information about the Buffalo Funds” below.

PAST PERFORMANCE

The bar chart and table below provid e an indication of the risks of investing in the Buffalo Science & Technology Fund.  The bar chart shows changes in the total returns generated by the Buffalo Science & Technology Fund for each calendar year.  The table includes several indexes against which the Buffalo Science & Technology Fund compares its performance for one, five and ten year periods (or since the inception of the Fund if shorter).  The first index is a broad measure of market performance.  Any other index shows how the Buffalo Science & Technology Fund’s performance compares with the returns of an index of securities with characteristics similar to those that the Fund typically holds.  The bar chart and table reflec t all expenses of the Buffalo Science & Technology Fund and assumes that all dividends and capital gains distributions have been reinvested in new shares of the Fund.  The Buffalo Science & Technology Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The table also presents the impact of taxes on the Buffalo Science & Technology Fund’s returns.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  It is possible for the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” to be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Buffalo Science & Technology Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

Buffalo Science & Technology Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2008) = (12.14%)
Best Quarter June 30, 2003 = 28.95%
Worst Quarter June 30, 2002 = (31.24%)

Average Annual Total Return for the periods ended December 31, 2007
	1 Year	5 Years	Since Inception*
Buffalo Science & Technology Fund
Return Before Taxes	8.15%	19.50%	6.32%
Return After Taxes on Distributions	7.12%	19.05%	6.02%
Return After Taxes on Distributions and Sale of Fund Shares	6.27%	17.23%	5.45%
NASDAQ Composite Index[1]	9.81%	14.71%	5.02%
S&P 500 Index[2]	5.49%	12.83%	5.14%
Lipper Science & Technology Funds Index[3]	16.76%	15.65%	1.18%
*Buffalo Science & Technology Fund commenced operations on April 16, 2001.
1 The NASDAQ Composite Index is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market.  The performance of the NASDAQ Composite Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees, other expenses or taxes.
2 The S&P 500 Index ® is a capitalization-weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.  The performance of the S&P 500 Index ® reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees, other expenses or taxes.
3 The Lipper Science & Technology Funds Index is an unmanaged, equally weighted performance index of the largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification.  There are currently 30 funds represented in this index.  Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

B-40

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Buffalo Science & Technology Fund.

Buffalo Science & Technology Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee*†	2.00%
Exchange Fee	None

Buffalo Science & Technology Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses**	1.02%
* Shareholders will be charged a fee by the Fund’s transfer agent for outgoing wire transfers, returned checks and stop payment orders.
†If you redeem or exchange shares of the Buffalo Science & Technology Fund within 60 days of purchase, you will be charged a 2.00% redemption fee.
**The Total Annual Fund Operating Expenses for the Buffalo Science & Technology Fund do not correlate to the ratio of average net assets listed in the Buffalo Science & Technology Fund’s financial highlights because the Total Annual Fund Operating Expenses above include the amount of the Buffalo Science & Technology Fund’s proportionate share of the fees and expenses of other investment companies in which the Buffalo Science & Technology Fund invests. This amount  totals .01% or less of the Buffalo Science & Technology Fund’s net assets and is not included in the ratio of expenses to average net assets found within the Financial Highlights section of the Prospectus.

Fee Example

The following example is intended to help you compare the cost of investing in the Buffalo Science & Technology Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Buffalo Science & Technology Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Buffalo Science & Technology Fund	$104	$325	$563	$1,248

Buffalo Small Cap Fund   (BUFSX)

Investment Objective

The investment objective of the Buffalo Small Cap Fund is long-term growth of capital.

Principal Investments and Investment Strategies

The Buffalo Small Cap Fund normally invests at least 80% of its net assets in domestic common stocks, preferred stocks, convertible preferred stocks warrants and rights  of small capitalization (“small-cap”) companies.  The Buffalo Small Cap Fund considers a company to be a small-cap company if, at time of purchase, (1) it has a market capitalization of $1 billion or less, or (2) if the company’s market capitalization would place it in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ Stock Market, Inc. (“NASDAQ”) system.  Based on current market conditions, the Buffalo Small Cap Fund targets companies with individual market capitalizations of $2 billion or less at the time of initial purchase.  In its selection process for the Buffalo Small Cap Fund, the Advisor seeks to identify a broad mix of small-cap companies that are expected to benefit from long-term industry, technological or other trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.

The Advisor’s implementation of the Buffalo Small Cap Fund’s principal investment strategies is influenced by the following considerations:

Equity Investments - The Buffalo Small Cap Fund may invest in exchange-traded and over-the-counter common stocks, preferred stock, convertible preferred stock, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value. Investments in companies of different sizes (market capitalization) often present different types of risk.  These risks that could affect the value of the Buffalo Small Cap Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

International Investing — The Buffalo Small Cap Fund may invest up to 25% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.    ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. dollars and represent ownership in underlying foreign securities.  As a purchaser of unsponsored ADRs, the Buffalo Small Cap Fund may have limited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.  The Buffalo Small Cap Fund presently expects to limit its investments (at cost) in ADRs and U.S. traded foreign company securities to less than 10% of its net assets.  The Fund does not intend to buy securities or foreign companies directly through foreign stock exchanges.

Investment Style and Turnover--The Advisor normally does not engage in active or frequent trading of the Fund’s investments.  Instead, to reduce turnover of the Fund’s portfolio holdings, the Advisor’s general strategy is to purchase securities for the Buffalo Small Cap Fund based upon what the Advisor believes are long-term trends.  This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.  The Advisor may sell the Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments - The Buffalo Small Cap Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when the Buffalo Small Cap Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes.  During those times, the Buffalo Small Cap Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent the Buffalo Small Cap Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Other Investment Strategies - With respect to its non-principal strategies, the Buffalo Small Cap Fund may invest in the securities of any companies in any sector and of any size market capitalization, provided that the Advisor believes that the company’s securities are likely to appreciate in value.  In addition, the Buffalo Small Cap Fund may invest in covered call options, debt securities and repurchase agreements in accordance with regulatory restrictions.  For cash management purposes, the Buffalo Small Cap Fund may use U.S. government obligations, commercial paper, and money market funds. The Buffalo Small Cap Fund may also, within the limits allowed by law, use diverse investment strategies, such as borrowing or securities lending or other financial instruments, in the future, For more information regarding these strategies and financial instruments, please see the Statement of Additional Information for the Buffalo Funds.

Changes in Objectives and Policies - The objectiv e, strategies and policies described above explain how the Buffalo Small Cap Fund is managed and may only be changed with the approval of the Board of Trustees, but without the need for approval by the Fund’s shareholders.  However, the Buffalo Small Cap Fund will not change its investment policy of investing at least 80% of the Fund’s net assets according to the principal strategy described above without first providing shareholders with at least 60 days’ prior notice.

Principal Risks

The risks associated with the Buffalo Small Cap Fund’s principal investment strategies are:

Market Risk–The value of the Buffalo Small Cap Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Buffalo Small Cap Fund, and you could lose money.

Management Risk - Management risk means that your investment in the Buffalo Small Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Buffalo Small Cap Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.  Common stocks carry greater risks than preferred stocks, and both have less seniority than debt securities.  Warrants may expire unexercised if the underlying security does not appreciate in value to a level where the warrant can be prudently exercised.

Technology Company Risk–Technology companies often face unusually high price volatility both in terms of gains and losses.

Small-Cap Company Risk ~~--~~ Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Micro-Cap Company Risk – Investing in micro-cap companies may involve greater risk than investing in companies with larger capitalization due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than companies with larger capitalization.

International Ris k  – Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

The Buffalo Small Cap Fund cannot guarantee that it will achieve its investment objectiv e.   As with any mutual fund, the value of the Fund’s investments may fluctuate.  If the value of the Buffalo Small Cap Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. For further information regarding the Buffalo Small Cap Fund’s Principal Strategies and Principal Risks, please see “Additional Information about the Buffalo Funds” below.

PAST PERFORMANCE

The bar chart and table below provides an indication of the risks of investing in the Buffalo Small Cap Fund.  The Buffalo Small Cap (the “Successor Small Cap Fund”) was created pursuant to a reorganization that occurred shortly after approval by the shareholders of the Fund in 2008, or shortly thereafter. The Successor  Small Cap Fund is the successor to the Buffalo Small Cap Fund, Inc. (the “Predecessor  Small Cap Fund”).  As the Successor Small Cap Fund had not commenced operations prior to the date of this Prospectus, performance information is not available for the Successor Small Cap Fund (see below for performance information relating to the Predecessor Small Cap Fund that corresponds to the Successor Small Cap Fund).  Performance information for the Successor Small Cap Fund will be available after the Successor Small Cap Fund has been in operations for a full calendar year. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Please note that Predecessor Small Cap Fund performance information included herein is not performance of the Successor Small Cap Fund offered in this Prospectus, but rather the Predecessor Small Cap Fund that had identical investment objectives and strategies and was managed by the same investment advisor as the Successor Small Cap Fund.

The bar chart shows changes in the total returns generated by the Predecessor Small Cap Fund for each calendar year.  The table includes several indexes against which the Predecessor Small Cap Fund compares its performance for one, five and ten year periods). The first index is a broad measure of market performance.  Any other index shows how the Predecessor Small Cap Fund’s performance compares with the returns of an index of securities with characteristics similar to those that the Predecessor Small Cap Fund typically holds.  The bar chart and table reflects all expenses of the Predecessor Small Cap Fund and assumes that all dividends and capital gains distributions have been reinvested in new shares of the Predecessor Small Cap Fund.  The Predecessor Small Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how the Successor Small Cap Fund will perform in the future.

The table also presents the impact of taxes on the Predecessor Small Cap Fund’s returns.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  It is possible for the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” to be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

Buffalo Small Cap Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2008) = (15.78%)
Best Quarter June 30, 2003 = 30.38%
Worst Quarter September 30, 2002 = (23.00%)

Average Annual Total Return for the periods ended December 31, 2007
	1 Year	5 Years	Since Inception*
Buffalo Small Cap Fund
Return Before Taxes	(0.33%)	17.96%	14.97%
Return After Taxes on Distributions	(1.82%)	16.75%	13.96%
Return After Taxes on Distributions and Sale of Fund Shares	1.75%	15.75%	13.20%
Russell 2000 Growth Index [1]	7.05%	16.50%	3.18%
S&P Smallcap 600 Index [2]	(0.30%)	16.04%	8.01%
Lipper Small-Cap Growth Funds Index[3]	9.69%	15.44%	5.71%
*Buffalo Small Cap Fund commenced operations on April 14, 1998.
1 The Russell 2000 Growth Index ® measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
2 The S&P Smallcap 600 Index ® consists of 600 domestic stocks chosen for market size, liquidity, bid-asked spread, ownership, share turnover and number of no-trade days and industry group representation.  The performance of the S&P Smallcap 600 Index ® reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.
3 The Lipper Small-Cap Growth Funds Index ® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification.  Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Buffalo Small Cap Fund.

Buffalo Small Cap Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee*†	2.00%
Exchange Fee	None

Buffalo Small Cap Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses**	1.00%
* Shareholders will be charged a fee by the Fund’s transfer agent for outgoing wire transfers, returned checks and stop payment orders.
† If you redeem or exchange shares of the Buffalo Small Cap Fund within 180 days of purchase, you will be charged a 2.00% redemption fee.
**The Total Annual Fund Operating Expenses for the Buffalo Small Cap Fund do not correlate to the ratio of average net assets listed in the Buffalo Small Cap Fund’s financial highlights because the Total Annual Fund Operating Expenses above include the amount of the Buffalo Small Cap  Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests. This amount  totals .01% or less of the Buffalo Small Cap Fund’s net  assets and  is not included in the ratio of expenses to average net assets found within the Financial Highligh ts section of the Prospectus.

Fee Example

The following example is intended to help you compare the cost of investing in the Buffalo Small Cap Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Buffalo Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Buffalo Small Cap Fund	$103	$322	$558	$1,236

Buffalo USA Global  Fund (BUFGX)

Investment Objective

The investment objective of the Buffalo USA Global Fund is long-term growth of capital.

Principal Investments and Investment Strategies

The Buffalo USA Global Fund normally invests at least 80% of its net assets in common stocks of U.S. companies that have substantial operations around the globe.  The international operations of these U.S. companies will provide investors in the Buffalo USA Global Fund with exposure to at least three foreign countries.

The Buffalo USA Global Fund considers a U.S. company to have substantial international operations if the company receives more than 40% of its revenue or operating income from sales or operations outside of the U.S.  The Buffalo USA Global Fund will diversify its investment in these U.S. companies so that the Fund is exposed to the markets of at least three different foreign countries.  In its selection process for the Buffalo USA Global Fund, the Advisor seeks to identify U.S. companies with substantial international operations that are expected to benefit from long-term industry, technological or other trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.

The Advisor’s implementation of the Buffalo USA Global Fund’s principal investment strategies is influenced by the following considerations:

Equity Investments - The Buffalo USA Global Fund may invest in exchange-traded and over-the-counter common stocks, preferred stock, convertible preferred stock, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value. Investments in companies of different sizes (market capitalization) often present different types of risk.  These risks that could affect the value of the Buffalo USA Global Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

International Investing-- The Buffalo USA Global Fund may invest up to 25% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.    ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. dollars and represent ownership in underlying foreign securities.  As a purchaser of unsponsored ADRs, the Buffalo USA Global Fund may have limited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.  The Buffalo USA Global Fund presently expects to limit its investments (at cost) in ADRs and U.S. traded foreign company securities to less than 10% of its net assets.  The Fund does not intend to buy securities or foreign companies directly through foreign stock exchanges.  The Buffalo USA Global Fund gains international exposure, while attempting to limit its risks, by investing primarily in U.S. companies with substantial international operations.  Although these types of investments are not direct foreign investment, the U.S. companies in which the Fund normally invests will directly experience the risk of foreign operations in their day-to-day business.

Investment Style and Turnover--The Advisor normally does not engage in active or frequent trading of the Buffalo USA Global Fund’s investments.  Instead, to reduce turnover of the Buffalo USA Global Fund’s portfolio holdings, the Advisor’s general strategy is to purchase securities for the Fund based upon what the Advisor believes are long-term trends.  This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.  The Advisor may sell the Buffalo USA Global Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments --The Buffalo USA Global Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when the Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes.  During those times, the Buffalo USA Global Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent the Buffalo USA Global Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Other Investment Strategies -- With respect to its non-principal strategies, the Buffalo USA Global Fund may invest in the securities of any companies in any sector and of any size market capitalization, provided that the Advisor believes that the company’s securities are likely to appreciate in value.  In addition, the Buffalo USA Global Fund may invest in covered call options, debt securities and repurchase agreements in accordance with regulatory restrictions.  For cash management purposes, the Buffalo USA Global Fund may use U.S. government obligations, commercial paper, and money market funds. The Buffalo USA Global Fund may also, within the limits allowed by law, use diverse investment strategies, such as borrowing or securities lending or other financial instruments, in the future, For more information regarding these strategies and financial instruments, please see the Statement of Additional Information for the Buffalo Funds.

Changes in Objectives and Policies --The objectiv e, strategies and policies described above explain how the Buffalo USA Global Fund  is managed and may only be changed with the approval of the Board of Trustees, but without the need for approval by the Fund’s shareholders.  However, the Fund will not change its investment policy of investing at least 80% of the Fund’s net assets according to the principal strategy described above without first providing shareholders with at least 60 days’ prior notice.

Principal Risks

The risks associated with the principal investment strategies of the  Buffalo USA Global Fund are:

Market Risk – The value of the Buffalo USA Global Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Buffalo USA Global Fund, and you could lose money.

Management Risk – ~~M~~anagement risk means that your investment in the Buffalo USA Global Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Buffalo Global USA Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.  Common stocks carry greater risks than preferred stocks, and both have less seniority than debt securities.  Warrants may expire unexercised if the underlying security does not appreciate in value to a level where the warrant can be prudently exercised.

Technology Company Risk – Technology companies often face unusually high price volatility both in terms of gains and losses.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful~~,~~ smaller companies during periods of economic expansion.

International Ris k – Investing in securities of U.S. companies with international operations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates, different regulatory requirements and market practices.

The Buffalo USA Global Fund cannot guarantee that it will achieve its investment objectiv e.   As with any mutual fund, the value of the Buffalo USA Global Fund’s investments may fluctuate.  If the value of the Buffalo USA Global Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. For further information regarding the Buffalo USA Global Fund’s Principal Strategies and Principal Risks, please see “Additional Information about the Buffalo Funds” below.

PAST PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Buffalo USA Global Fund.  The Buffalo USA Global (the “Successor USA Global Fund”) was created pursuant to a reorganization that occurred on July 29, 2008.  The Successor USA Global Fund is the successor to the Buffalo USA Global Fund, Inc. (the “Predecessor USA Global Fund”).  As the Successor USA Global Fund had not commenced operations prior to the date of this Prospectus, performance information is not available for the Successor USA Global Fund (see below for performance information relating to the Predecessor USA Global Fund that corresponds to the Successor USA Global Fund).  Performance information for the Successor USA Global Fund will be available after the Successor USA Global Fund has been in operations for a full calendar year. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Please note that Predecessor USA Global Fund performance information included herein is not performance of the Successor USA Global Fund offered in this Prospectus, but rather the Predecessor USA Global Fund that had identical investment objectives and strategies and was managed by the same investment advisor as the Successor USA Global Fund.

The bar chart shows changes in the total returns generated by the Predecessor USA Global Fund for each calendar year.  The table includes several indexes against which the Predecessor USA Global Fund compares its performance for one, five and ten year periods). The first index is a broad measure of market performance.  Any other index shows how the Predecessor USA Global Fund’s performance compares with the returns of an index of securities with characteristics similar to those that the Fund typically holds.  The bar chart and table reflects all expenses of the Predecessor USA Global Fund and assumes that all dividends and capital gains distributions have been reinvested in new shares of the Predecessor USA Global Fund.  The Predecessor USA Global Fund’s past performance (before and after taxes) is not necessarily an indication of how the Successor USA Global Fund will perform in the future.

The table also presents the impact of taxes on the Predecessor USA Global Fund’s returns.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  It is possible for the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” to be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

Buffalo USA Global Fund

Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through June 30, 2008) = (6.99%)
Best Quarter December 31, 1999 = 21.19%
Worst Quarter September 30, 2002 = (19.58%)

Average Annual Total Return for the periods ended December 31, 2007
	1 Year	5 Years	10 Years
Buffalo USA Global Fund
Return Before Taxes	7.76%	13.07%	7.11%
Return After Taxes on Distributions	7.17%	12.80%	6.41%
Return After Taxes on Distributions and Sale of Fund Shares	5.86%	11.45%	5.95%
Russell 3000 Growth Index ® [1]	11.40%	12.42%	3.83%
Russell 1000 Growth Index ® [2]	11.81%	12.77%	3.83%
S&P 500 Index ® [3]	5.49%	12.83%	5.91%
Lipper Multi-Cap Growth Fund Index ® [4]	12.79%	15.15%	5.50%
1 The Russell 3000 Growth Index ® measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index ® consists of the 3,000 largest U.S. companies based on total market capitalization.  The performance of the index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.
2 The Russell 1000 Growth Index ® measures the performance of those Russell 1000 Index ® companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000 Index consists of the 1,000 largest companies in the Russell 3000 Index.  The performance of the index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.
3 The S&P 500 Index ® is a capitalization-weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.  The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes.
4 The Lipper Multi-Cap Growth Fund Index ® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Multi-Cap Growth classification.  Performance is presented net of the funds’ fees and expenses, however, applicable sales charges are not taken into consideration.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Buffalo USA Global Fund.

Buffalo USA Global Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee*†	2.00%
Exchange Fee	None

Buffalo USA Global Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses**	1.03%
* Shareholders will be charged a fee by the Fund’s transfer agent  for outgoing wire transfers, returned checks and stop payment orders.
† If you redeem or exchange shares of the Buffalo USA Global Fund within 60 days of purchase, you will be charged a 2.00% redemption fee.
**The Total Annual Fund Operating Expenses for the Buffalo USA Global Fund  do not correlate to the ratio of average net assets listed in the Fund’s financial highlights because the Total Annual Fund Operating Expenses above include the amount of the Buffalo USA Global Fund’s proportionate share of the fees and expenses of other investment companies in which the Buffalo USA Global Fund invests. This amount  totals .01% or less of Buffalo USA Global Fund’s net assets and is not included in the ratio of expenses to average net assets found within the Financial Highligh ts section of the Prospectus.

 Fee Example

The following example is intended to help you compare the cost of investing in the Buffalo USA Global Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Buffalo USA Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Buffalo USA Global Fund	$105	$328	$569	$1,259

Additional Information about the Buffalo Funds

Investment Objectives And Strategies

The investment objective(s) and principal investment strategies of each of the Funds are described above.  The Funds’ investment objectives may be changed with the approval of the Board of Trustees, but a shareholder vote is not required.  However, each Fund that has a strategy of normally investing at least 80% of its net assets according to a particular strategy will not change that strategy without first providing shareholders with at least 60 days’ prior notice.  The term “net assets” above includes any borrowings for investment purposes consistent with Securities and Exchange Commission (“SEC”) requirements, although the Funds do not intend to borrow for investment purposes.

The principal types of securities in which the Funds invest are:

•	common stocks, which are equity securities that represent shares of ownership of a company;
•	preferred stocks, which are equity securities that often pay dividends and have preferences over common stocks in dividend payments and liquidation of assets;
•	convertible preferred stocks, which are preferred stocks that may be converted into or exchanged for common stock of the same or different issues under certain circumstances;
•	convertible debt securities, which are debt securities that may be converted into or exchanged for common stock;
•	warrants, which are rights to purchase a security at a fixed price at a fixed time, but does not provide the holder the right to receive dividends or the right to vote; and
•	corporate bonds, which are debt securities issued by corporations that typically pay interest semi-annually and have a set maturity date.

Principal Risk Factors

Each of the Buffalo Funds described above cannot guarantee that it will achieve its investment objective(s.)  As with any mutual fund, the value of a Fund’s investments may fluctuate.  If the value of a Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  This section is intended to describe in greater detail the risks associated with investing in each of the Funds.

Market Ris k - (Applies to all Funds) Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time.  To the extent the Funds invest in equity securities, the share price of the Funds will go up and down in value as the equity markets change.  Stock markets can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.  As with any mutual fund, there is a risk that you could lose money by investing in the Buffalo Funds.

Management Ris k - (Applies to all Funds) The Funds’ success depends largely on the Advisor’s ability to select favorable investments.  Different types of investments shift in and out of favor depending on market and economic conditions.  For example, at various times equity securities will be more or less favorable than debt securities and small company stocks will be more or less favorable than large company stocks.  Because of this, the Funds will perform better or worse than other types of funds depending on what is in “favor.”  In addition, there is the risk that the strategies, research or analysis techniques used by the Advisor and/or the Advisor’s security selection may fail to produce the intended result.

Equity Market Ris k -  (Applies to all Funds except the Buffalo High Yield Fund.) The risks that could affect the value of a Fund’s shares and the total return on your investment include the possibility that the equity securities held by a Fund will experience sudden, unpredictable drops in value or long periods of decline in value.  Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Common Stocks. Common Stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors of such issuers.

Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Warrants.  The Funds may invest a portion of their assets in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Science and Technology Sector Ris k - (Applies primarily to the Buffalo Science & Technology Fund)  Because the Buffalo Science & Technology Fund focuses its investments on businesses in science and technology-related industries, it is likely to be more volatile than other types of broadly invested mutual funds, including the other Buffalo Funds.  Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses.  The potential for wide variations in performance is based on the special risks common to such companies.  For example, products or services that first appear promising may not prove commercially successful or may quickly become obsolete.  Earnings disappointments can result in sharp price declines.  In addition, these industries can be affected by competition from new market entrants as well as developing government regulations and policies.  Given these risks, an investment in the Buffalo Science & Technology Fund may be more suitable for long-term investors, who are willing to withstand the Fund’s potential for volatility.

Technology Company Ris k - (Applies primarily to the Buffalo Science & Technology, Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Small Cap, Buffalo Balanced and Buffalo USA Global Funds).  These Funds may at times invest a significant amount of their assets (more than 25%) in technology companies.  Although technology companies are found among a broad range of industries, a common attribute of technology companies is that they often face unusually high price volatility, both in terms of gains and losses.  To the extent that these Funds make investments in such companies, their share price is likely to be more volatile.  The potential for wide variations in performance is based on the special risks common to technology companies.  Given these risks, an investment in these Funds may be more suitable for long-term investors, who are willing to withstand the Funds’ potential for volatility.

Large-Cap Company Ris k - (Applies primarily to the Buffalo Jayhawk China, Buffalo Large Cap, Buffalo USA Global, Buffalo Science & Technology and Buffalo Balanced Funds) Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Ris k - Applies primarily to the Buffalo Mid Cap Fund) The Buffalo Mid Cap Fund will, and other Buffalo Funds may, invest in mid-cap companies.  Generally, mid-cap companies may have more potential for growth than large-cap companies.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies, and the risks are passed on to the Funds.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if a Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Small-Cap Company Ris k - Applies primarily to the Buffalo Small Cap and Buffalo Micro Cap Funds).  The Buffalo Small Cap and Buffalo Micro Cap Funds will, and other Buffalo Funds may, invest in small-cap companies.  Generally, small-cap and less seasoned companies have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Funds.  Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if a Fund wants to sell a large quantity of a small-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Buffalo Small Cap Fund or Buffalo Micro Cap Fund may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

Micro-Cap Company Ris k - (Applies primarily to the Buffalo Micro Cap and Buffalo Small Cap Funds) The Buffalo Micro Cap and Buffalo Small Cap Funds will, and other Buffalo Funds may, invest in micro-cap companies.  Generally, small, less-seasoned companies have more potential for rapid growth.  They also often involve greater risk than large- and mid-cap companies, and these risks are passed on to the Funds.  Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of companies with larger capitalization, and will be more vulnerable to adverse business or economic developments in the market as a whole.  The value of securities of micro-cap companies, therefore, tends to be more volatile than the value of securities of larger, more established companies.  Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities.  Because of this, if a Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Buffalo Micro Cap or Buffalo Small Cap Funds may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

Debt Securities Ris k - Applies only to the Buffalo Balanced Fund, Buffalo High Yield Fund and Buffalo Jayhawk China Fund  as a principal risk of the Fund) Debt securities are subject to some or all of the following risks, depending upon the type of debt instrument in which the Fund invests:  interest rate risk, call risk, prepayment and extension risk, credit risk and liquidity risk, which are more fully described below.

Below-Investment Grade Debt Securities Risk.  (Applies only to the Buffalo Balanced Fund and Buffalo High Yield Fund)  Below investment grade debt securities or “junk bonds” are debt securities rated below investment grade by a nationally recognized statistical rating organization. High-risk debt securities are those rated below BBB by S&P or Baa by Moody’s.   Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default.  Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Interest Rate Risk.  Debt securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities.

Call Risk.  During periods of declining interest rates, a bond issuer may “call”--or repay-- its high yielding bonds before their maturity dates.  The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Prepayment and Extension Risk.  Many types of debt securities are subject to prepayment risk.  Prepayment occurs when the issuer of a debt security can repay principal prior to the security’s maturity.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.  On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of debt securities with lower payment rates.  This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

Credit Risk.  Debt securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.  Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

Liquidity Risk.  Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.  These features make it more difficult to sell or buy a security at a favorable price or time.  Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance.  Infrequent trading of securities may also lead to an increase in their price volatility.  Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to.  If this happens, a Fund will be required to hold the security or keep the position open, and the Fund could incur losses.

The Buffalo Balanced, the Buffalo High Yield and the Buffalo Jayhawk China Funds, and, to the extent that they purchase debt securities as non-principal investment strategies, the other Buffalo Funds, will be exposed to the benefits and risks of investing in debt securities.  A debt security represents a loan of money by the purchaser of the security to the issuer.  A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time.  Companies typically make payments on their debt securities before they declare and pay dividends to holders of their equity securities.  Bonds, notes, debentures and commercial paper are types of debt securities.  Each of these differs in the length of the issuer’s payment schedule, with commercial paper having the shortest payment schedule.  Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer, and a lower rating usually indicates higher risk.

Consistent with their investment objectives, strategies and policies, the Buffalo Funds may purchase debt securities that, at the time of initial purchase, are rated A or higher by Moody’s or S&P or that are unrated, if the Advisor determines that the debt security is of comparable quality (the Buffalo Balanced and Buffalo High Yield Funds may, as described above, purchase debt securities that are below investment grade.)  Rated debt securities, which are downgraded below A after being purchased, and unrated debt securities, which the Advisor believes have fallen below that level after being purchased, will be sold at the Advisor’s discretion.  Each of the Buffalo Funds may also purchase debt securities, as stated in Statement of Additional Information for the Funds in its Cash Management description, even though such an investment is not consistent with a Fund’s objectives or its other strategies or policies.

High Yield Risk - (Applies primarily to the Buffalo Balanced and Buffalo High Yield Funds) The Buffalo Balanced and the Buffalo High Yield Funds invest in higher-yielding, high-risk bonds (so called “junk-bonds”).  As noted above, these lower-rated bonds have a greater degree of default risk than higher-rated bonds.  Default risk is the possibility that the issuer of the security will fail to make timely payments of principal or interest.  Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies.  Lower-rated debt securities tend to have less liquid markets than higher-rated debt securities, and their market prices tend to react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments than higher-rated bonds.

International Ris k -(Applies to all Funds – also see “China Companies Risks” below for risks specific to the Buffalo Jayhawk China Fund) Investing in foreign securities, including securities of foreign corporations, governments and government agencies or instrumentalities generally involves more risks than investing in U.S. securities.  These include risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates that may decrease the value of an investment; and differences between U.S. and foreign regulatory requirements and market practices.  In addition, foreign investments may not be subject to the same uniform accounting, auditing, or financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.  Certain foreign securities may also be less liquid (harder to sell) than many U.S. securities.  This means that a Fund may, at times, have difficulty selling certain foreign securities at favorable prices.  Additionally, brokerage commissions and other fees are generally higher for securities traded in foreign markets and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  The Buffalo USA Global Fund attempts to limit these risks by investing at least 80% of its net assets in common stocks of U.S. companies with international operations.  The Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Small Cap and Buffalo Science & Technology Funds may also invest in U.S. companies with substantial international operations to a more limited degree.  Although this type of investment is not considered direct foreign investment, the U.S. companies with substantial foreign operations in which these Funds invest will be exposed to risks inherent in foreign investments.  As a shareholder in these companies, a Fund, and in turn, the Fund’s shareholders, will be indirectly exposed to, and perhaps adversely affected by, these inherent foreign risks.  The Buffalo Funds may also occasionally gain international exposure through the purchase of sponsored or unsponsored ADRs and other U.S. dollar-denominated securities of foreign issuers traded in the U.S.  ADRs are securities of foreign companies that are denominated in U.S. dollars.  ADRs are subject to similar risks as other types of foreign investments.  Unsponsored ADRs held by a Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to a Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent foreign risk, as described above.  These risks can increase the potential for losses in a Fund.

China Companies Ris k - (Applies only to Buffalo Jayhawk China Fund) The Buffalo Jayhawk China Fund is subject to additional risks, other than those described above, due to its direct investment in China Securities.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  There are also special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.  Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong.  The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.  Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration.  The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.), could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets.

Securities of Chinese Companies may trade on U.S. or European Exchanges in the form of ADRs, EDRs and GDRs.  Although depositary receipts have similar risks to the securities they represent, they may also involve higher expenses and be less liquid than the underlying securities listed on the Exchange.  In addition, depositary receipts may not pass through voting and other shareholder rights.

Certain securities issued by China Companies may be less liquid (harder to sell) than many U.S. securities.  This means the Buffalo Jayhawk China Fund may at times have difficulty selling securities of China Companies at favorable prices.  Government supervision and regulation of Chinese and Hong Kong stock exchanges, currency markets, trading systems and brokers may be less extensive than in the U.S.  Additionally, brokerage commissions and other fees are generally higher for securities traded in Chinese markets.  Procedures and regulations governing transactions and custody of foreign securities also may involve delays in payment, delivery or recovery of money or investments.

Emerging Markets Ris k – (Applies only to Buffalo International Fund and Buffalo Jayhawk China Fund) Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income.  While China’s economy is growing and expected to become one of the world’s largest, China’s economic development is at a relatively early stage and China can be considered an emerging market.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid, more volatile and may have a lower level of government oversight than securities markets in more developed countries.  A Fund, and consequently a Fund’s shareholders, may be adversely affected by exposure to these risks through its investment in emerging markets issuers.

Currency Ris k – (Applies to Buffalo International Fund and Buffalo Jayhawk China Fund) When the Buffalo International or Buffalo Jayhawk China Funds buy or sell securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars.  In purchasing or selling local currency to execute transactions on foreign exchanges, a Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  Some countries, including China, have, and may continue to adopt internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries.  In addition, a country may impose formal or informal currency exchange controls (or “capital controls”).  These types of controls may restrict or prohibit the Buffalo International or Buffalo Jayhawk China Fund’s ability to repatriate both investment capital and income, which could undermine the value of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss.

Geographic Concentration Ris k – (Applies only to Buffalo Jayhawk China Fund) Because the Buffalo Jayhawk China Fund invests its assets primarily in China Companies, it is subject to much greater risks of adverse events that occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically.  Political, social, religious or economic disruptions in this region, including conflicts and currency devaluations, even in countries in which the Buffalo Jayhawk China Fund is not invested, may adversely affect security values in other countries in the region and thus the Fund’s holdings.

Swap Agreement and Synthetic Instruments Ris k – (Applies only to Buffalo Jayhawk China Fund) The Buffalo Jayhawk China Fund’s investments in swap agreements may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.  The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets.  Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others.  Also, synthetic instruments are subject to counter-party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund. If a swap or other synthetic instrument in not transferable without the consent of the counter-party, or is otherwise not able to be traded freely, the investment is considered “illiquid.”

Portfolio Holdings

A description of the Funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge by contacting U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”) at 1-800-49-BUFFALO (1-800-492-8332).

Management and Investment Advisors

Investment Advisor
Kornitzer Capital Management, Inc. (“KCM” or the “Advisor”) is the manager and investment advisor for each of the Buffalo Funds.  KCM is responsible for overseeing and implementing each Fund’s investment program and managing the day-to-day investment activity (except with respect to Buffalo Jayhawk China Fund) and operations of each Fund.  KCM was founded in 1989.  In addition to managing and advising the Buffalo Funds, KCM provides investment advisory services to a broad variety of individual, corporate and other institutional clients.  As manager, KCM provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds.  This includes: investment management and supervision (including sub-advisor costs if applicable); transfer agent and accounting services; a portion of foreign custody fees (if applicable); fees for domestic custody services; independent auditor and legal counsel costs; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration.  KCM is located at 5420 West 61st Place, Shawnee Mission, KS 66205.  As compensation for KCM’s services, each Fund (except the Buffalo Micro Cap and Buffalo Jayhawk China Funds) pays KCM a fee each month at the annual rate of 1.00% of each Fund’s average daily net assets.  The Buffalo Jayhawk China Fund and the Buffalo Micro Cap Fund pay KCM a fee each month at the annual rates of 1.50% and 1.45%, respectively, as compensation for its services.

Certain expenses of the Funds are payable by the Funds.  These expenses include a portion of the foreign custody costs (if applicable), taxes, interest, governmental charges and fees, including registration of the Funds with the SEC and the various states, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings.  A discussion regarding the Board of Trustees’ basis for approving the Funds’ investment advisory agreements is included in the Funds’ annual report to shareholders for the fiscal year ended March 31, 2008.

Sub-Advisor
Jayhawk Capital Management, LLC (“Jayhawk” or the “Sub-Advisor”) is the sub-advisor for the Buffalo Jayhawk China Fund.  Together with the Advisor, the Sub-Advisor is responsible for implementing the Buffalo Jayhawk China Fund’s investment program and for the day-to-day investment activity of the Buffalo Jayhawk China Fund.  In addition to managing and advising the Buffalo Jayhawk China Fund, the Sub-Advisor provides investment advisory services to private investment funds, which may also invest in China Companies similar to those in which the Fund invests.  The Sub-Advisor is located at 5410 West 61st Place, Suite 100, Mission, KS 66205. The Sub-Advisor was founded in 1995 by Kent McCarthy.  The Sub-Advisor first became interested in China over two decades ago during the early days of Kent McCarthy’s career at Goldman, Sachs & Co.  As part of his investment management activity for clients of Goldman Sachs’ Private Client Services Department , Mr. McCarthy had identified the cross-border valuation gap that existed between the excessive valuation of many equities in the Japanese capital markets in the late 1980’s and their dramatically less expensive listed counterparts in Hong Kong.  This long-Hong Kong/short-Japan strategy marked the beginning of his long-term interest and investment activity in China.

Mr. McCarthy formed Jayhawk Capital Management, LLC in 1995 to manage his assets and those of a few of his most important Goldman Sachs clients in a deep value, U.S.-focused hedge fund.  With encouragement from the same clients who were also interested in China, Mr. McCarthy formed the Jayhawk China Fund with a long-only investment orientation in June 1997. Consequently, he began spending the vast majority of his investment time on the Jayhawk China Fund beginning in 1999, a commitment that continues today.

For its services, the Advisor pays the Sub-Advisor, out of its own resources, a monthly sub-advisory fee at the annual rate of 0.55% of the Buffalo Jayhawk China Fund’s average daily net assets.  A discussion regarding the Board of Trustees’ basis for approving the investment advisory agreement with the Sub-Advisor is included in the Fund’s annual report to shareholders for the fiscal year ended March 31, 2008.

Portfolio Managers

The Buffalo Funds are managed by a team of thirteen portfolio managers supported by an experienced investment analysis and research staff.  The portfolio managers are responsible for the day-to-day management of their respective Funds as indicated below.

John Kornitzer, Portfolio Manager.  Mr. Kornitzer is the president and chief investment officer of KCM, and has over 38 years of investment experience.  He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989. Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania.  Mr. Kornitzer is the lead portfolio manager of the Buffalo Balanced Fund.

Kent Gasaway, CFA, Portfolio Manager. Mr. Gasaway joined KCM in 1991 and has more than 25 years of research and management experience.  Previously, Mr. Gasaway spent 10 years as an investment professional with Waddell & Reed Mutual Funds Group in Overland Park, Kansas.  He holds a B.S. in Business Administration from Kansas State University.  Mr. Gasaway serves as co-portfolio manager of the Buffalo High Yield, Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Small Cap and Buffalo USA Global Funds.

William Kornitzer, CFA, Portfolio Manager. Mr. Kornitzer worked for KCM as a research analyst from 1997-2000 and rejoined the firm in 2004 as a portfolio manager of the Buffalo Large Cap and Buffalo USA Global Funds from 2004-2007.  He was previously an executive director and portfolio manager at USAA Investment Management Company in San Antonio, Texas, from 2000-2004.  Mr. Kornitzer received his MBA from Drexel University and his B.S. in Finance from Virginia Tech.  Mr. Kornitzer has over 16 years of investment experience.  Mr. Kornitzer is the lead portfolio manager of the Buffalo International Fund.

Robert Male, CFA, Portfolio Manager.  Mr. Male joined KCM in 1997 and has more than 20 years of investment research experience. Prior to joining KCM, he was a senior equity securities analyst with the USAA Investment Management Company mutual fund group.  He holds a B.S. in Business Administration from the University of Kansas and an M.B.A. from Southern Methodist University.  Mr. Male serves as co-portfolio manager of the Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap and Buffalo Small Cap Funds.

Grant P. Sarris, CFA, Portfolio Manager.  Mr. Sarris joined KCM in 2003 and has more than 16 years of investment research experience.  He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota. Prior to joining KCM, he was with Waddell & Reed Mutual Funds Group for 12 years.  He served as both a Senior Vice President and as a portfolio manager from 2002-2003 and portfolio manager from 1997-2002.  Mr. Sarris serves as co-portfolio manager of the Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap and Buffalo Small Cap Funds.

John Bichelmeyer, CFA, Portfolio Manager and Research Analyst.  Mr. Bichelmeyer joined KCM in 2005.  He holds a Bachelor's degree in Finance from Creighton University.  Prior to joining KCM, he was an analyst and portfolio manager with Trilogy Global Advisors (formerly BPI Global Asset Management) in Orlando, Florida from 1997-2005.  Mr. Bichelmeyer serves as co-portfolio manager of the Buffalo Micro Cap Fund and has more than 11 years of investment experience.

Elizabeth Jones, MD, CFA, Portfolio Manager and Research Analyst.  Ms. Jones joined KCM in 2003. She was previously a research analyst with Bank of America Capital Management from 2002-2003.  She was a practicing M.D. for over 8 years from 1992-2001.  Ms. Jones received a B.S. from Georgetown University, an M.D. from Vanderbilt University, and an M.B.A. from Arizona State University. Ms. Jones serves as co-portfolio manager of the Buffalo Large Cap and Buffalo Science & Technology Funds.  She has more than 5 years of investment experience and 12 years of healthcare industry experience.

Dave Carlsen, CFA, Portfolio Manager and Research Analyst.  Mr. Carlsen joined KCM in 2004. Mr. Carlsen was formerly a senior equity research analyst for technology at Strong Capital Management, Inc. in Milwaukee, Wisconsin from 2000-2004, and also worked for Northern Capital Management Inc. in Madison, Wisconsin from 1992-2000.  Mr. Carlsen holds a Bachelor’s degree in Business Administration from the University of Wisconsin, with a major in Finance, Investments and Banking.  Mr. Carlsen serves as co-portfolio manager of the Buffalo Science & Technology and Buffalo USA Global Funds and has over 16 years of investment experience.

Clay Brethour, CFA, Portfolio Manager and Research Analyst.  Mr. Brethour joined KCM in 2000. He previously was an equity research analyst with Security Management Group in Topeka, Kansas from February 2000 to November 2000 and a research analyst with Dain Rauscher Wessels from 1992-2000.  Mr. Brethour holds a B.S. in Business-Finance from Kansas State University.  Mr. Brethour serves as co-portfolio manager of the Buffalo Science & Technology and Buffalo USA Global Funds and has over 16 years of investment experience.

Jeffrey Sitzmann, CFA, Portfolio Manager and Research Analyst.  Mr. Sitzmann joined KCM in 2002 and has more than 21years of research and management experience.  Previously, Mr. Sitzmann worked as a Senior Investment Analyst at Banc One Investment Advisors from 1997-2002, Anthem, Inc. from 1992-1997 and Duff & Phelps, Inc from 1987-1992.  Mr. Sitzmann holds a B.B.A. from the University of Toledo and a M.B.A. from the University of Chicago.  Mr. Sitzmann serves as a co-portfolio manager of the Buffalo High Yield Fund.

Paul Dlugosch, CFA, Portfolio Manager and Research Analyst.  Mr. Dlugosch joined KCM in 2002 and has more than 9 years of research and management experience.  Previously, Mr. Dlugosch worked at Antares Capital Corporation from 1999-2002 and LaSalle National Bank in Chicago, Illinois from 1997-1999.  He holds a B.S. in Business Administration from the University of Iowa.  Mr. Dlugosch serves as co-portfolio manager of the Buffalo High Yield Fund.

Alexander Hancock, CFA, Portfolio Manager and Research Analyst.  Mr. Hancock joined KCM in 2002 and has more than 9 years of research and management experience.  Previously, Mr. Hancock was a private equity analyst at ClearLight Partners, LLC from 2000-2002 and an analyst in the investment banking division of Salomon Smith Barney from 1998-2000.  He holds a B.S. in Economics from Dartmouth College.  Mr. Hancock serves as co-portfolio manager of the Buffalo High Yield Fund.

Kent C. McCarthy, Portfolio Manager.  Mr. McCarthy founded the Sub-Advisor in 1995.  Since inception, Mr. McCarthy has been President of the Sub-Advisor and is a portfolio manager of its private funds.  Prior to founding the Sub-Advisor, Mr. McCarthy spent 10 years as an investment professional for The Goldman Sachs Group.  Mr. McCarthy holds a B.S. in Accounting and Business Administration and an M.S. in Taxation from the University of Kansas, and earned his Masters in Business Administration from Stanford University.  Mr. McCarthy serves as the lead portfolio manager of the Buffalo Jayhawk China Fund.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Buffalo Funds.

Distribution and Other Services
Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter and U.S. Bancorp Fund Services, LLC serves as transfer agent to the Funds.  Quasar Distributors, LLC and U.S. Bancorp Fund Services, LLC are located at 615 East Michigan Street, Milwaukee, WI 53202.  Until May 1, 2003, Jones & Babson, Inc., Kansas City, Missouri, served as the Buffalo Funds’ principal underwriter.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or at least since inception).  Certain information reflects financial results for a single share of a Fund.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.  This information has been derived from the Funds’ financial statements which are included in the annual report, and have been audited by Ernst & Young LLP, whose report is also included in the annual report.  The Buffalo Funds’ annual report is available at no charge upon request.

The financial highlights for the Successor Funds are from the annual reports of their corresponding Predecessor Funds, which were previously organized as Maryland corporations.  Effective July 29, 2008, shareholders approved the reorganization of these Funds from Maryland corporations into comparable series of Buffalo Funds, a Delaware statutory trust, with the exception of Buffalo Small Cap Fund, Inc., which was approved at a later date.

Buffalo Balanced Fund

Condensed data for a share of capital stock outstanding throughout the year.	Years Ended March 31,

	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.71	$10.79	$9.98	$9.38	$7.27

Income from investment operations:
Net investment income	0.36	0.32	0.30	0.29	0.29
Net gains on securities (both realized and unrealized)	0.05	0.92	0.81	0.62	2.12
Total from investment operations	0.41	1.24	1.11	0.91	2.41

Less distributions:
Dividends from net investment income	(0.36)	(0.32)	(0.30)	(0.31)	(0.30)
Distributions from capital gains	(0.38)	--	--	--	--

Total distributions	(0.74)	(0.32)	(0.30)	(0.31)	(0.30)

Paid-in capital from redemption fees	-- (1)	-- (1)	-- (1)	-- (1)	--

Net asset value, end of year	$11.38	$11.71	$10.79	$9.98	$9.38

Total return	3.23%	11.67%	11.23%	9.75%	33.50%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$166,661	$166,397	$150,228	$143,041	$77,275
Ratio of expenses to average net assets	1.02%	1.03%	1.03%	1.03%	1.05%
Ratio of net investment income to average net assets	2.99%	2.85%	2.89%	3.13%	3.47%
Portfolio turnover rate	17%	28%	18%	30%	32%

 (1) Less than $0.01 per share.

Buffalo High Yield Fund

Condensed data for a share of capital stock outstanding throughout the year.	Years Ended March 31,

	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.26	$11.22	$11.13	$11.24	$9.86

Income from investment operations:
Net investment income	0.65	0.63	0.58	0.42	0.43
Net gains (losses) on securities (both realized and unrealized)	(0.81)	0.06	0.16	(0.09)	1.37
Total from investment operations	(0.16)	0.69	0.74	0.33	1.80

Less distributions:
Dividends from net investment income	(0.67)	(0.65)	(0.65)	(0.44)	(0.43)
Distributions from capital gains	(0.03)	--	--	--	--

Total distributions	(0.70)	(0.65)	(0.65)	(0.44)	(0.43)

Paid-in capital from redemption fees	-- (1)	-- (1)	-- (1)	-- (1)	0.01

Net asset value, end of year	$10.40	$11.26	$11.22	$11.13	$11.24

Total return	(1.52%)	6.42%	6.82%	2.96%	18.56%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$151,176	$181,459	$211,577	$304,746	$324,123
Ratio of expenses to average net assets	1.02%	1.02%	1.02%	1.02%	1.03%
Ratio of net investment income to average net assets	5.71%	5.66%	5.03%	3.71%	3.89%
Portfolio turnover rate	22%	9%	28%	45%	51%

(1) Less than $0.01 per share.

 Buffalo International Fund

Condensed data for a share of capital stock outstanding throughout the period.	For the Period from September 28, 2007 (Commencement of Operations) to March 31, 2008

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment gain	0.02
Net gains (losses) on securities (both realized and unrealized)	(0.65)
Total from investment operations	(0.63)

Paid-in capital from redemption fees	-- (1)

Net asset value, end of period	$9.37

Total return*	(6.30%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$22,038
Ratio of expenses to average net assets**	1.29%
Ratio of net investment income to average net assets**	0.39%
Portfolio turnover rate*	11%

*Not annualized for periods less than one full year.
**Annualized for periods less than one full year.
(1) Less than $0.01 per share.

Buffalo Jayhawk China Fund

Condensed data for a share of capital stock outstanding throughout the period.	Year ended	For the Period from December 18, 2006 (Commencement of Operations) to
	March 31, 2008	March 31, 2007

Net asset value, beginning of period	$10.53	$10.00

Income from investment operations:
Net investment income (loss)	0.02	(0.01)
Net gains on securities (both realized and unrealized)	(0.29)	0.54
Total from investment operations	(0.27)	0.53

Less distributions:
Dividends from net investment income	(0.05)	--
Distributions from capital gains	(0.87)	--

Total distributions	(0.92)	--

Paid-in capital from redemption fees	0.01	-- (1)

Net asset value, end of period	$9.35	$10.53

Total return*	(4.47%)	5.30%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$29,413	$23,396
Ratio of expenses to average net assets**	1.72%	2.13%
Ratio of net investment loss to average net assets**	0.10%	(0.48%)
Portfolio turnover rate*	75%	3%

*Not annualized for periods less than one full year.
**Annualized for periods less than one full year.
(1) Less than $0.01 per share.

Buffalo Large Cap Fund

Condensed data for a share of capital stock outstanding throughout the year.	Years Ended March 31,

	2008	2007	2006	2005	2004
Net asset value, beginning of year	$21.59	$19.45	$17.81	$17.57	$12.57

Income from investment operations:
Net investment income	0.02	--	0.03	0.12	0.01
Net gains (losses) on securities (both realized and unrealized)	(1.30)	2.16	1.73	0.15	5.02
Total from investment operations	(1.28)	2.16	1.76	0.27	5.03

Less distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.12)	(0.03)	(0.03)
Distributions from capital gains	(0.61)	--	--	--	--

Total distributions	(0.63)	(0.02)	(0.12)	(0.03)	(0.03)

Paid-in capital from redemption fees	-- (1)	-- (1)	-- (1)	-- (1)	--

Net asset value, end of year	$19.68	$21.59	$19.45	$17.81	$17.57

Total return	(6.25%)	11.10%	9.95%	1.52%	40.05%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$41,513	$52,282	$54,248	$56,299	$57,657
Ratio of expenses to average net assets	1.05%	1.05%	1.04%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets	0.11%	(0.02%)	0.16%	0.64%	0.10%
Portfolio turnover rate	32%	17%	40%	17%	41%

(1) Less than $0.01 per share.

Buffalo Micro Cap Fund

Condensed data for a share of capital stock outstanding throughout the period.	Years Ended March 31,			For The Period From May 21, 2004 (Commencement of Operations) to
	2008	2007	2006	March 31, 2005

Net asset value, beginning of period	$13.32	$13.48	$10.62	$10.00

Income from investment operations:
Net investment loss	(0.16)	(0.13)	(0.12)	(0.07)
Net gains (losses) on securities (both realized and unrealized)	(3.69)	0.66	3.03	0.66
Total from investment operations	(3.85)	0.53	2.91	0.59

Less distributions from capital gains	(1.02)	(0.69)	(0.05)	---

Paid-in capital from redemption fees	-- (1)	-- (1)	-- (1)	0.03

Net asset value, end of period	$8.45	$13.32	$13.48	$10.62

Total return*	(30.23%)	4.13%	27.48%	6.20%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$27,383	$57,449	$61,190	$39,327
Ratio of expenses to average net assets**	1.50%	1.50%	1.51%	1.58%
Ratio of net investment loss to average net assets**	(1.08%)	(0.95%)	(1.09%)	(1.14%)
Portfolio turnover rate*	34%	38%	50%	28%

*Not annualized for periods less than one full year.
**Annualized for periods less than one full year.
(1) Less than $0.01 per share.

Buffalo Mid Cap Fund

Condensed data for a share of capital stock outstanding throughout the period.	Years Ended March 31,
	2008	2007	2006	2005	2004

Net asset value, beginning of year	$15.53	$15.46	$12.54	$12.43	$7.54

Income from investment operations:
Net investment loss	(0.03)	(0.05)	(0.02)	(0.04)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	(1.42)	0.41	3.17	0.31	4.93
Total from investment operations	(1.45)	0.36	3.15	0.27	4.89

Less distributions from capital gains	(1.22)	(0.29)	(0.23)	(0.16)	--

Paid-in capital from redemption fees	-- (1)	-- (1)	-- (1)	-- (1)	--

Net asset value, end of year	$12.86	$15.53	$15.46	$12.54	$12.43

Total return	(10.60%)	2.41%	25.21%	2.15%	64.85%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$380,008	$396,407	$344,206	$170,880	$112,070
Ratio of expenses to average net assets	1.01%	1.02%	1.02%	1.03%	1.03%
Ratio of net investment loss to average net assets	(0.23%)	(0.32%)	(0.21%)	(0.39%)	(0.48%)
Portfolio turnover rate	34%	21%	19%	21%	24%

 (1) Less than $0.01 per share.

Buffalo Science & Technology Fund

Condensed data for a share of capital stock outstanding throughout the year.	Years Ended March 31,
	2008	2007	2006	2005	2004

Net asset value, beginning of year	$13.48	$13.68	$10.73	$11.04	$6.01

Income from investment operations:
Net investment loss	(0.06)	(0.04)	(0.04)	(0.02)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	(1.26)	0.54	3.04	(0.29)	5.07
Total from investment operations	(1.32)	0.50	3.00	(0.31)	5.03

Less distributions from capital gains	(0.75)	(0.70)	(0.05)	--	--

Paid-in capital from redemption fees	-- (1)	-- (1)	-- (1)	-- (1)	--

Net asset value, end of year	$11.41	$13.48	$13.68	$10.73	$11.04

Total return	(10.57%)	4.28%	27.96%	(2.81%)	83.69%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$144,851	$152,854	$111,331	$62,690	$34,924
Ratio of expenses to average net assets	1.02%	1.03%	1.03%	1.05%	1.03%
Ratio of net investment loss to average net assets	(0.39%)	(0.37%)	(0.40%)	(0.24%)	(0.55%)
Portfolio turnover rate	52%	35%	46%	25%	38%

 (1) Less than $0.01 per share.

Buffalo Small Cap Fund

Condensed data for a share of capital stock outstanding throughout the year.	Years Ended March 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$28.00	$28.71	$26.30	$25.70	$13.79

Income from investment operations:
Net investment loss	(0.11)	(0.11)	(0.11)	(0.07)	(0.10)
Net gains (losses) on securities (both realized and unrealized)	(4.75)	1.44	5.63	1.56	12.21
Total from investment operations	(4.86)	1.33	5.52	1.49	12.11

Less dividends and distributions:
Dividends from net investment income	--	--	--	(0.02)	--
Distributions from capital gains	(2.66)	(2.04)	(3.11)	(0.87)	(0.20)

Total dividends and distributions	(2.66)	(2.04)	(3.11)	(0.89)	(0.20)

Paid-in capital from redemption fees	-- (1)	-- (1)	-- (1)	--	--

Net asset value, end of year	$20.48	$28.00	$28.71	$26.30	$25.70

Total return	(18.74%)	4.95%	22.46%	5.75%	88.07%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,602,315	$2,112,987	$2,116,173	$1,845,847	$1,704,869
Ratio of expenses to average net assets	1.00%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment loss to average net assets	(0.41%)	(0.42%)	(0.42%)	(0.28%)	(0.53%)
Portfolio turnover rate	37%	15%	27%	35%	22%

(1) Less than $0.01 per share.

Buffalo USA Global Fund

Condensed data for a share of capital stock outstanding throughout the year.	Years Ended March 31,

	2008	2007	2006	2005	2004
Net asset value, beginning of year	$23.15	$21.39	$18.82	$19.18	$13.04

Income from investment operations:
Net investment income	0.08	0.05	0.05	0.12	0.02
Net gains (losses) on securities (both realized and unrealized)	(1.48)	2.45	2.59	(0.37)	6.12
Total from investment operations	(1.40)	2.50	2.64	(0.25)	6.14

Less dividends and distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.07)	(0.11)	--
Distributions from capital gains	(0.82)	(0.68)	--	--	--

Total dividends and distributions	(0.90)	(0.74)	(0.07)	(0.11)	--

Paid-in capital from redemption fees	-- (1)	-- (1)	-- (1)	-- (1)	--

Net asset value, end of year	$20.85	$23.15	$21.39	$18.82	$19.18

Total return	(6.51%)	11.86%	14.05%	(1.30%)	47.11%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$109,792	$75,026	$73,113	$73,977	$79,192
Ratio of expenses to average net assets	1.03%	1.04%	1.04%	1.04%	1.03%
Ratio of net investment income to average net assets	0.37%	0.24%	0.23%	0.67%	0.14%
Portfolio turnover rate	31%	13%	11%	33%	21%

(1) Less than $0.01 per share.

How to Purchase Shares

No Load Funds

There are no sales commissions or Rule 12b-1 distribution fees charged on investments in the Funds.

How to Buy Shares

To make an initial purchase, your purchase order must be received by the Funds, their agents or an authorized financial intermediary in “good order.”  “Good order” means that your purchase includes: (1) a completed account application or investment stub; (2) the dollar amount of shares to be purchased; and (3) a check payable to Buffalo Funds, which indicates your investment in a Fund (see chart on page 84 for details on making investments in the Funds).  In general, you may purchase shares of the Funds as indicated below:

•  by phone, Internet, mail or wire;
•  through Automatic Monthly Investments; and
•  through exchanges from another Buffalo Fund.

All checks must be in U.S. dollars drawn on a domestic financial institution.  Cashier’s checks under $10,000, money orders, third party checks, credit card checks, Treasury checks, traveler’s checks, starter checks, post dated checks, post dated on-line bill pay checks or any conditional order or payment will not be accepted as payment.  Your net asset value (“NAV”) per share for a purchase will be the next computed NAV after your request is received in good order.  All requests received in good order before the close of regular trading on the New York Stock Exchange (“NYSE”) (4:00 p.m. Eastern time) will be executed at the NAV, computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Minimum Initial Investment

•	$2,500 for regular accounts, unless opened via an exchange;
•	$1,000 for exchanges from another Buffalo Fund;
•	$250 for IRA and Uniform Transfer/Gifts to Minors Accounts; or
•	$100 initial purchase for any account when an Automatic Monthly Investment Plan is established for at least $100 per month.

Minimum Additional Investment

•	$100 by phone, Internet or mail;
•	$100 by wire;
•	$100 for Automatic Monthly Investments through an automated clearing house (“ACH”); and
•	$100 for exchanges from another Buffalo Fund.

Automatic Monthly Investments

Automatic Monthly Investments are processed in an agreed amount each month that is debited through an ACH transaction from a shareholder’s pre-identified bank account.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $2,500 for regular shareholder accounts, unless opened via an exchange.  If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum.  If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for falling below the minimum account size.

How to Redeem Shares

You may withdraw proceeds from your account at any time.  Your NAV for a redemption will be the next computed NAV after your request is received by the Fund, its agents or an authorized financial intermediary in “good order”.  All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

There is no minimum limit for withdrawal via mail, but the most you can redeem by telephone is $25,000, provided that you have previously registered for this service.  Redemption requests by mail must be received by the Funds, their agents or an authorized financial intermediary in “good order.”  For redemption requests, “good order” means that: (1) your request should be in writing, indicating the number of shares or dollar amount to be redeemed; (2) the request properly identifies your account number; (3) the request is signed by you and any other person listed as an account owner exactly as the shares are registered; and, if applicable, (4) the signature(s) on the request is guaranteed.  Redemptions over $25,000 must be made in writing and be signature guaranteed.  Additionally, signature guarantees are required when any of the following are true:

•	you request that redemption proceeds be sent to a different payee, bank, or address than that which the Funds have on file;
•	you request that redemption proceeds be sent to an address of record within 15 days of changing that address; or
•	you are changing the account registration or sending proceeds to a Buffalo account with a different registration.

For further instructions about signature guarantees, see the “Signature Guarantees” section on page 79 .

Shareholder Services

The following services are also available to shareholders.  Please call 1-800-49-BUFFALO (1-800-492-8332) for more information.

•	Uniform Transfers/Gifts to Minors Accounts
•	Transfer on Death (“TOD”) Accounts
•	Accounts for corporations, partnerships and retirement plans.
•	Traditional IRA accounts
•	Roth IRA accounts
•	Coverdell Education Savings Accounts
•	Simplified Employee Pensions (“SEPs”)

How Share Price is Determined

Shares of each Fund are purchased or redeemed at their NAV next calculated after your purchase order and payment or redemption order is received in “good order” by a Fund.  In the case of certain authorized financial intermediaries (“financial intermediaries”), such as broker-dealers, fund supermarkets, retirement plan record-keepers or other financial institutions, that have made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the NAV next effective after receipt by such intermediary, consistent with applicable laws and regulations.  Other intermediaries may set cut-off times for the receipt of orders that are earlier than the Funds’ cut-off times.

A Fund’s NAV is calculated by subtracting from the Fund’s total assets any liabilities and then dividing this amount by the total outstanding shares as of the date of the calculation.  The NAV is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time), on days when the Funds are open for business.  The Funds are generally closed on weekends, days when the NYSE is not open for unrestricted trading and certain national holidays as disclosed in the SAI.

Each security owned by a Fund that is listed on a securities exchange (including ADRs) is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, a Fund will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded.  Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day.  When market quotations are not readily available or when they may not reflect the actual market value, any security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees.  Under these fair value procedures the authority to determine estimates of fair value has been delegated to a valuation committee consisting of members of the Funds’ Advisor, Sub-Advisor (if applicable) and administrator, subject to the ultimate supervision of the Board of Trustees.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through their application by the Trust’s valuation committee.  These fair value procedures are used by the valuation committee to price a security when corporate events, events in the securities market or world events cause the Funds’ management to believe that a security’s last sale price may not reflect its actual market value.  In addition, the fair value procedures are used by the valuation committee to price thinly traded securities (such as junk bonds and small- or micro-cap securities) when the Funds’ management believes that the last sale price may not accurately reflect the securities’ markets value.  By using fair value pricing procedures, the goal is to ensure that the Funds are accurately priced.  The effects of using fair value pricing are that the value derived may only best reflect the value as determined, and the real value may vary higher or lower.  To the extent that the valuation committee determines the fair market value of a security, it is possible that the fair market value determined by the valuation committee will not exactly match the market price of the security when the security is sold by a Fund.

Valuation of Foreign Securities

Under normal market conditions the Funds determine the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier.  The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined.  If no sale is reported at that time, the foreign security will be valued at the mean between the most recent quoted bid and ask price.  Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value.  If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

Trading in securities on foreign stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open (“NYSE business day”).  Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by a Fund.  As a result, a Fund could be susceptible to what is referred to as “time zone arbitrage.”  Certain investors in a Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed.  This type of trading may dilute the value of a Fund’s shares, if such discrepancies in security values actually exist.  To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Board of Trustees, the Funds’ portfolio managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of depositary receipts, futures contracts and exchange traded funds).  These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE.  If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board of Trustees.  In certain circumstances these procedures include the use of independent pricing services that have been approved by the Board of Trustees.  The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders.  However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of arbitrage market timing.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day.  Furthermore, trading takes place in various foreign markets on days that are not NYSE business days, and on which the Fund’s NAV is not calculated.  Therefore, the NAV of the Fund’s shares may change on days when shareholders may not be able to purchase or redeem the Fund’s shares.  The calculation of a Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation.  If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Funds’ fair value procedures established and approved by the Board of Trustees.

Distributions and Taxes

Distributions

Distributions. Each Fund has qualified, or intends to qualify, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  The Buffalo Balanced and Buffalo High Yield Funds expect to declare and distribute all of their respective “investment company taxable income”, which includes interest, dividends, net short-term capital gains and net gains from foreign currency transactions, if any, to their respective shareholders quarterly, usually in March, June, September and December.  The Buffalo International, Buffalo Jayhawk China, Buffalo Large Cap, Buffalo Mid Cap, Buffalo Science & Technology, Buffalo Small Cap and Buffalo USA Global Funds declare and pay distributions from investment company taxable income, if any, semi-annually, usually in June and December.  The Buffalo Micro Cap Fund declares and pays distributions from net investment income, if any, annually, usually in December.  Distributions from net long-term capital gains (the excess of long-term capital gains over short-term capital losses), if any, will be declared and paid by each of the Buffalo Balanced, Buffalo International, Buffalo Mid Cap, Micro Cap and Small Cap Funds annually, usually in December, and by each of the Buffalo High Yield, Buffalo Jayhawk China, Buffalo Large Cap, Buffalo Science & Technology and Buffalo USA Global Funds semi-annually, usually in June and December.  A Fund may distribute its investment company taxable income dividends and net capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on such Fund.  Alternatively, but subject to the approval of the Board of Trustees, any or all of the Funds may distribute all of their investment company taxable income dividends and net capital gains, if applicable, annually or semi-annually on a date or dates approved by the Board of Trustees.

The amount of any distribution will vary, and there is no guarantee a Fund will make a distribution of either investment company investment income or net capital gains.  There are no fees or sales charges on reinvestments. If you elect to receive payments of distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the applicable Fund’s current NAV, and to reinvest all subsequent distributions.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  The Funds may reclassify distributions after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Distribution.”  If you are a taxable investor and invest in a Fund shortly before the record date of a distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Taxes

Tax Considerations.  In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of investment company taxable income are taxable to you as ordinary income unless the Fund designates any part of such distribution as attributable to qualified dividend income. Fund distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  Under current law, any distribution attributable to qualified dividend income will be eligible for taxation by individual shareholders at long-term capital gain rates provided such shareholders meet certain holding period requirements.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Buffalo Fund is the same as a sale.

Backup Withholding. By law, if you do not provide the Funds with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Funds also must withhold if the IRS instructs them to do so. Under current law, the rate of withholding is 28% of any distributions or proceeds paid.

Buffalo Small Cap Fund.  In its initial year of operations, the Buffalo Small Cap Fund failed to qualify as a RIC under Code Section 851(b)(3)(B).  As such, the Fund may be subject to federal income tax for the securities it purchased during the period that it failed to qualify as a RIC.  As of March 31, 2008, the remaining potential income tax liability for the Fund is approximately $40,000.

Buffalo Jayhawk China Fund and Buffalo International Fund.  If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Other.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding at a 30% tax rate (or lower pursuant to certain treaties) and U.S. estate tax. Additionally, non-U.S. investors may be subject to special U.S. tax certification requirements.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

Additional Policies about Transactions

The Funds cannot process a transaction request unless it is properly completed as described in this section.  To avoid delays, please call the Funds if you have any questions about these policies.  The Funds reserve the right to cancel or change these transaction policies at any time upon 30 days’ written notice to shareholders prior to any change taking effect.

If you wish to purchase (or redeem) shares of a Buffalo Fund through a broker, a fee may be charged by that broker.  You may also contact the Buffalo Funds directly to purchase and redeem shares of the Funds without this fee.  In addition, you may be subject to other policies or restrictions of the broker, such as a higher minimum account value.

Purchases--The Funds may reject purchase orders when they are not received by the Funds in “good order” or when it is in the best interest of a Fund and its shareholders to do so.  If your check or ACH does not clear, you will be charged a fee of $25, and you may be responsible for any additional charges incurred by the Funds.  If a purchase order is rejected for any reason, the investor will be notified within one to two business days under normal circumstances.

Please note that the Buffalo Small Cap Fund is currently closed to purchases through broker-dealers.  The Advisor believes that closing the Small Cap Fund to these distribution channels is the best way to ensure the Small Cap Fund can best achieve its investment objective.  The Small Cap Fund may open to purchases through broker-dealers in the future if, in consultation with the Advisor, the Board of Trustees deems it is in the Small Cap Fund’s best interests to do so.  If the Small Cap Fund opens to purchases through broker dealers in the future, allocations to individual purchasers may be limited to a certain dollar size.  The Small Cap Fund is currently open to direct investments, investments by existing shareholders and to employee retirement plans.  However, these channels could close in the future if the Advisor determines it is in the best interests of shareholders.

Redemptions--The Funds generally sends proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in “good order” and accepted.  But the Funds reserve the right, under certain circumstances, to delay the payment of redemption proceeds up to seven days (as allowed by applicable law).

The Funds cannot accept requests that contain special conditions or effective dates, and the Funds may request additional documentation to ensure that a request is genuine.  Under certain circumstances, the Funds may, instead of cash, pay you proceeds in the form of liquid portfolio securities owned by the Fund from which you are redeeming shares.  If the Funds pay you with securities in this manner, the total value of such securities on the date of sale will be used to calculate your capital gain or loss for federal income tax purposes with respect to such redemption.  If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash and will bear any market risk until such securities are converted.

If you request a redemption within 12 days of a purchase, the Funds will delay sending your proceeds until unconditional payment has been collected.  This may take up to 12 days from the date of purchase.  For your protection, if your account address has been changed within the last 15 days, your redemption request must be in writing and signed by each account owner, with signature(s) guaranteed.  The right to redeem shares may be temporarily suspended in emergency situations as permitted by federal law.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal Income tax.  Generally, redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Please refer to your IRA Disclosure statement for more information.

Redemption Fee--If shares of the Buffalo High Yield, Buffalo Micro Cap or Buffalo Small Cap Funds are sold or exchanged within 180 days of their purchase, or if shares of the Buffalo Balanced, Buffalo International, Buffalo Jayhawk China, Buffalo Large Cap, Buffalo Mid Cap, Buffalo Science & Technology or Buffalo USA Global Funds are sold or exchanged within 60 days of their purchase, a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed. The Fund will employ the "first in, first out" method to calculate the applicable 60-day or 180-day holding period.

The redemption fee does not apply to:

(1) shares purchased through reinvested distributions (investment company taxable income and capital gains);

(2) shares held through 401(k) or other employer-sponsored retirement plans. However, the redemption feedoes apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts;

(3) shares sold or exchanged under systematic redemptions or exchanges;

(4) shares sold following the death or disability of a shareholder.  The disability,determination of disability and subsequent sale must have occurred during the period the fee applied;

(5) shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 ½ and other required distributions from retirement accounts; and

(6) shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer.

With respect to shares sold or exchanged following the death or disability of a shareholder or mandatory retirement plan distributions, you must inform the Fund or your financial intermediary that the fee does not apply.  You may be required to show evidence that you qualify for the exception.

The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

Fund shareholders are subject to this 2.00% redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment advisor.  Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than 60 or 180 days, as applicable, the Funds may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into information sharing agreements with such financial intermediaries that contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  These may include, but are not limited to, 403(b), 457, Keogh, Profit Sharing Plans and Money Purchase Pension Plans, as well as other employer-sponsored retirement plans (excluding IRA and other one-person plans).  In addition, because the Funds are required to rely on information from the financial intermediary as to the applicable redemption fee, the Funds cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

The Funds reserve the right to waive the redemption fee because of a bona fide and unanticipated financial emergency or other similar situation where such waiver is consistent with the best interests of the Funds and their shareholders and to the extent permitted or required by applicable law.

Market Timing and Frequent Trading--While the Funds provide shareholders with daily liquidity, the Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds including, but not limited to, market timing.  Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders.  The Funds do not allow market timing or accommodate market timers and have policies and procedures to that end.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for a Fund and its shareholders.  These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund’s portfolio, negatively impairing a Fund’s performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs.  A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

The Board of Trustees has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Funds will refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer.  The Funds may refuse or cancel purchase orders (within one business day of purchase) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers.  You will be considered a market timer if you: (i) have requested a redemption of Fund shares within 90 days of an earlier purchase (or exchange) request; (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase; or (iii) otherwise seem to follow a timing pattern.

The Funds have implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Funds.  For purposes of applying these procedures, the Funds may consider, among other things, an investor’s trading history in the Funds, and accounts under common ownership, influence or control.  Under these procedures, the Funds or their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the policy.  If, as a result of this monitoring, the Funds or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder’s account.

For individual accounts where transaction information can readily be accessed, the Funds, the Advisor or their agents will monitor transaction activity.  Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial advisors, the ability to monitor trades from the underlying shareholders may be limited.  The Funds, the Advisor or their agents will seek to utilize web-based and other tools made available by such financial advisors to provide transparency to screen for excessive short-term trading.  If, as a result of the monitoring, the Funds, the Advisor or their agents believe that a shareholder has engaged in excessive short-term trading, the Funds will request the financial advisors to restrict the account from further purchases or exchanges.

The Funds have also implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders, and help to deter market timing activity.  For more information on fair value pricing by the Funds, please see the section entitled “How Share Price is Determined” above.

The shares of the Funds are not subject to any contingent deferred sales charge, but the Funds do impose a redemption fee, as described above, to discourage frequent trading.  However, the Funds, except the Buffalo International and Buffalo Jayhawk China Funds, hold stocks and other investments that generally are domestic, highly liquid securities, such that the Funds generally do not make an attractive target for predatory trading or arbitrage efforts.

Although the policy is designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur.  Moreover, each of these procedures involves judgments that are inherently subjective.  The Advisor and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Exemptions to the Funds’ policy defining someone as a market timer may only be granted by the Funds’ Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by the individual.  Exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more.  Any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or its shareholders.  Any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Board of Trustees at the next quarterly Board meeting.

Payments to Financial Intermediaries--The Advisor and/or the Distributor may pay additional compensation (at their own expense and not as an expense of the Funds) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. These payments may be made to financial intermediaries that provide shareholder servicing and marketing support.  You should ask your financial intermediary for more details about any such payment it receives.

Closure of the Fund--The Advisor retains the right to close any Fund (or partially close any Fund) to new purchases if it is determined to be in the best interest of shareholders.  The Buffalo Micro Cap Fund intends to close to all new investors at approximately $250 million of assets.  Based on market and Fund conditions, the Advisor may decide to close the Funds to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time.  If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Signature Guarantees--Generally signature guarantees will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).   A notarized signature from a notary public is not a signature guarantee.  For your protection, the Funds require a guaranteed signature if you request:

•	that a redemption check be sent to a different payee, bank or address than that which the Funds have on file;
•	any redemption within 15 days of a change of address;
•	any redemption in excess of $25,000;
•	the establishment or modification of certain services on an existing account; and
•	a change in account registration or redemption instructions.

In addition to the situations above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situations.

Corporations, Trusts and Other Entities--Persons who want to purchase or redeem shares of a Buffalo Fund on behalf of a corporation, in a fiduciary capacity, or in any other representative or nominee capacity must provide the Funds with appropriate documentation establishing their authority to act.  The Funds cannot process requests until all required documents have been provided. Please call the Funds if there are questions about what documentation is required.

Exchanges to Another Fund--The minimum exchange amount required to establish a new Fund account is $1,000.  After your accounts are established, exchanges may be made in amounts of $100 or more.  You must also keep a minimum balance in the amount of $1,000 in your account, unless you wish to close that account.  You must also keep a minimum balance in the account of the Fund out of which you are exchanging shares, unless you wish to close that account.  The names and registrations on both accounts must be identical.  Your shares must have been held in an open account for 15 days or more, and the Funds must have received full payment before an exchange will be processed.  Redemption fees will also apply if you redeem your shares through an exchange that have not been held in the account for the requisite time period.  Exchanges between Buffalo Funds are transactions subject to the Fund’s market timing policy.  You should review the P rospectus of the Buffalo Fund in which you are investing.  All shareholders who have selected this option on their account application are able to perform exchanges by telephone.

Telephone/Internet Services-- Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Funds by telephone and shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  Neither the Fund nor the Transfer Agent is liable for any loss incurred due to failure to complete a telephone transaction prior to market close. If this happens, contact the Buffalo Funds by mail or by accessing the Funds’ web site at www.buffalofunds.com.  The Funds may refuse a telephone request, including a request to redeem shares of a Fund.  The Funds will use reasonable procedures to confirm that telephone instructions are genuine.  If such procedures are followed neither the Funds nor any person or entity that provides services to the Buffalo Funds will be liable for any losses due to unauthorized or fraudulent instructions.  The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.  Once a telephone or internet transaction has been placed, it cannot be canceled or modified.

Shareholder Information--To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address.  When two or more Buffalo Fund shareholders have the same last name and address, the Funds may send only one Prospectus, annual report, semi-annual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder.  Shareholders may opt out of this single mailing at any time by calling the Buffalo Funds, 1-800-49-BUFFALO (1-800-492-8332), and requesting the additional copies of Fund documents.

Timing of Requests--Your price per share for purchases and redemptions will be the NAV next computed after your request is received in good order by the Funds, their agents or an authorized financial intermediary.  All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Anti-Money Laundering Policy--In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent may verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if  they are unable to verify your identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Please contact the Transfer Agent at 1-800-492-8332 if you need additional assistance when completing your application.

PRIVACY POLICY

This Privacy Policy has been adopted by the Buffalo Funds.  The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

This Privacy Policy has also been adopted by KCM and Jayhawk, each an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager and sub-advisor of the Funds.

The Funds, the Advisor and the Sub-Advisor are collectively referred to as the “Companies,” “we,” “our” or “us.”

As a part of providing you services and products we collect non-public personally identifiable information (“Personal Information”) about you.  Some of this is information you provide and some is obtained from other sources.  In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information.  Please read the Privacy Policy carefully.  It has information about our policies for the collection, use, disclosure, and protection of your Personal Information.  If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-492-8332
www.buffalofunds.com

Please be aware that we periodically update or revise the Privacy Policy.  As methods of doing business change, we reflect any applicable changes in our Privacy Policy.  If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION
We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below.  These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?
Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you.  The Personal Information we collect will vary depending upon the product or service you select.  The following is a general list of the Personal Information.  Not all of the Personal Information will be collected every time you do business with us.

Personal Information
•	Name
•	Address
•	Birthdate
•	Phone number
•	Social Security number
•	Mother’s maiden name
•	E-mail address
•	Product-Related Personal Information
•	Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES
How do we collect Personal Information?

We use a variety of methods to collect Personal Information.  We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions.  We also collect Personal Information from our web site and through other electronic means.  We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution.  In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf.  This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us.  If we do not share the Personal Information, we cannot provide you the product or service you requested.  In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution.  In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate.  Examples of this are to: members of your family; registered investment advisers, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes.  We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review.  Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available.  If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records.  If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

Conducting Business with the Buffalo Funds

BY PHONE OR INTERNET	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT	HOW TO SELL SHARES	HOW TO EXCHANGE SHARES
1-800-49-BUFFALO
(1-800-492-8332)

www.buffalofunds.com

You must authorize each type of transaction on your account application or on the appropriate form.  If you call, the Funds’ representative may request personal identification and tape-record the call.

If you already have a Buffalo Fund account, you may open an account in another Buffalo Fund via exchange ($1,000 minimum). The names and registrations on the accounts must be identical.
You may make additional investments ($100 minimum) by telephone/on-line.  After the Funds receive and accept your request, the Funds will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Funds and the participating banks.

You may withdraw any amount up to $25,000 by telephone/on-line, provided that you have registered for this service previously.  The Funds will send money only to the address of record, via ACH or by wire.

You may exchange existing shares ($1,000 minimum exchange) for shares in another Buffalo Fund.  The shares being exchanged must be identical registered accounts and have been held in an open account for 15 days or more.

BY MAIL
All Purchases and Redemptions:
Regular Mail
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Registered/Overnight Mail:
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

Complete and sign the application that accompanies this Prospectus.  Your initial investment must meet the account minimum requirement.  Make your check payable to Buffalo Funds. and be sure to indicate the name of the Fund in which you are investing.

Make your check ($100 minimum) payable to Buffalo Funds and mail it to the Funds. Always identify your account number or include the detachable investment stub (from your confirmation statement).
In a letter, include the genuine signature of each registered owner (exactly as registered and guaranteed as described on page 7 9 ), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed.  The Funds will send money only to the address of record, via ACH or by wire.

In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($100 minimum) and the name of the Buffalo Fund into which the money is being transferred.

BY WIRE
U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA#075000022
Credit: U.S. Bancorp Fund Services, LLC
    A/C#112-952-137
Further Credit:  (Name of specific Buffalo Fund)
(Shareholder name and account number)

First, contact the Funds by phone to make arrangements with a telephone representative to send in your completed application via facsimile.  Within 24 hours of receipt of the faxed application, a telephone representative will provide you with an account number and wiring instructions.  You may then contact your bank to wire funds according to the instructions you are given.  Your initial purchase will be placed as of the date the funds are received provided the funds are received before the close of the market.  If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV.  Mail your original application to the Buffalo Funds.  A completed application is required in advance of a wire.

Wire share purchases ($100 minimum) should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares.  In order to obtain wiring instructions, and to ensure proper credit, please notify the Funds prior to sending a wire purchase order.

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account.  A $15 fee is charged.  If your written request is received before 4:00 P.M. (Eastern Time) the Funds will normally wire the money on the following business day.  If the Funds receive your written request after 4:00 P.M. (Eastern Time), the Funds will normally wire funds on the second business day.  Contact your bank about the time of receipt and availability.

Not applicable.
THROUGH AUTOMATIC TRANSACTION PLANS
You must authorize each type of automatic transaction on your account application or complete an authorization form, which you can obtain from the Funds by request. All registered owners must sign.	Not applicable.
Automatic Monthly Investment:

You may authorize automatic monthly investments in a constant dollar amount ($100 minimum) from your checking account.  The Funds will draft your checking account on the same day each month in the amount you authorize via ACH.  In order to participate in the Automatic Monthly Investment Plan, your bank must be a member of the ACH system.

Systematic Redemption Plan:

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period.    You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan.  You may cancel or change your plan or redeem all your shares at any time.  The Funds will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.

Systematic Exchanges:

You may authorize systematic exchanges from your account ($100 minimum to an existing Buffalo Account and $1,000 to a new Buffalo account) to another Buffalo Fund.  Exchanges will be continued until all shares have been exchanged or until you terminate the service.

BUFFALO FUNDS

Additional Information

The SAI contains additional information about the Funds and is incorporated by reference into this Prospectus.  The Funds’ annual and semi-annual reports to shareholders contain additional information about each of the Buffalo Fund’s investments and are incorporated herein by reference.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below.  You also may call the toll-free number given below to request other information about the Funds and to make shareholder inquiries.  These documents are also available on-line at the Funds’ Internet site listed below.

You may review and copy the SAI, annual and semi-annual reports and other information about the Funds by visiting the SEC’s Public Reference Room in Washington, DC (202-551-8090) or by accessing the EDGAR database on the Commission’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-0102 or by sending an e-mail request to publicinfo@sec.gov.

[BUFFALO FUNDS LOGO] 1-800-49-BUFFALO (1-800-492-8332) Buffalo Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 www.buffalofunds.com	Investment Company Act file number: 811-10303 -Buffalo Funds Trust 811-8509 --Buffalo Funds Small Cap, Inc.

BUFFALO FUNDS

PART B

BUFFALO BALANCED FUND
BUFFALO HIGH YIELD FUND
BUFFALO INTERNATIONAL FUND
BUFFALO JAYHAWK CHINA FUND
BUFFALO LARGE CAP FUND
BUFFALO MICRO CAP FUND
BUFFALO MID CAP FUND
BUFFALO SCIENCE & TECHNOLOGY FUND
BUFFALO SMALL CAP FUND
BUFFALO USA GLOBAL FUND

STATEMENT OF ADDITIONAL INFORMATION

July 30, 2008

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Buffalo Funds’ current Prospectus, dated July 30, 2008.  Certain information from the Buffalo Funds’ Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information.  To obtain the Prospectus or the most recent annual or semi-annual report to shareholders, free of charge, please call the Funds toll-free at 1-800-49-BUFFALO (1-800-492-8332).

TABLE OF CONTENTS
Page

INTRODUCTION	1

GENERAL INFORMATION AND HISTORY	1

INFORMATION ABOUT THE FUNDS’ INVESTMENTS	2

Description of the Funds	2
Principal Investment Strategies, Policies and Risks	6
Non-Principal Investment Strategies, Policies and Risks	11
Fundamental Investment Restrictions	18
Non-Fundamental Investment Restrictions	19
Portfolio Turnover	21

FUND SECURITIES TRANSACTIONS	22

ADDITIONAL PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES	23

PURCHASING AND SELLING SHARES	24

Purchases.	24
Sales (Redemptions).	24
Market Timers.	26
Anti-Money Laundering Program.	26
Net Asset Value.	26
Valuation of Foreign Securities.	27
Calculation of NAV	28
Additional Purchase and Redemption Policies.	29

MANAGEMENT OF THE FUNDS	30

Trustees and Officers.	30
Committees of the Board.	33
Compensation.	34
Portfolio Holdings Disclosure Policies and Procedures.	35
Investment Advisors and Manager.	36
Principal Underwriter.	37
Code of Ethics.	37
Custodian.	37
Independent Registered Public Accounting Firm.	37
Administrator.	37
Transfer Agent.	38

PORTFOLIO MANAGERS OF THE FUNDS	38

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS	44

MANAGEMENT OWNERSHIP OF THE FUNDS	46

DISTRIBUTIONS AND TAXES	46

FINANCIAL STATEMENTS	51

PROXY VOTING POLICIES AND PROCEDURES	51

APPENDIX-RATINGS INFORMATION.	53

Introduction

This Statement of Additional Information (“SAI”) supplements the Buffalo Funds’ Prospectus dated July 30, 2008.  This SAI provides additional information concerning the organization, operation and management of the Buffalo Balanced Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Jayhawk China Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund, Buffalo Small Cap Fund, and Buffalo USA Global Fund (each a “Fund,” and collectively, the “Buffalo Funds” or the “Funds”), each a series of Buffalo Funds, a Delaware statutory trust (the “Trust”).

The Trust is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each of the Funds in the Trust is classified as “diversified” under the 1940 Act.  “Diversified” means that at least 75% of the value of a Fund’s total assets must be comprised of: (i) cash and cash items; (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (iii) securities of other investment companies; or (iv) other securities; provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer.  The remaining 25% of the value of the Fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations.  The Funds may not change their classifications as “diversified” without shareholder approval.

The Funds have elected and intend to qualify to be treated as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Such qualification relieves the Funds of liability for federal income taxes to the extent a Fund’s earnings are distributed in accordance with the Code.  To so qualify, among other requirements, the Funds will limit their investments so that, at the close of each quarter of each Fund’s taxable year: (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer; and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

Kornitzer Capital Management, Inc. serves as each Fund’s manager and investment advisor (“KCM” or the “Advisor”).  Jayhawk Capital Management, LLC serves as the sub-advisor for the Buffalo Jayhawk China Fund (“Jayhawk” or the “Sub-Advisor”).  KCM oversees the investment program and management of each Fund’s investments and, with the exception of the Buffalo Jayhawk China Fund, makes the Funds’ day-to-day investment decisions.  The Sub-Advisor is responsible for implementing the Buffalo Jayhawk China Fund’s investment program, and is responsible for the day-to-day investment activity of the Buffalo Jayhawk China Fund.

General Information and History

The Trust was organized as a Delaware statutory trust on February 14, 2001.  Each Fund is one series, or mutual fund, formed by the Trust.  The Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds (the “Successor Funds”) are the successors to the Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc., respectively (the “Predecessor Fund(s)”), pursuant to a reorganization that took place on July 29, 2008 for all Funds except the Buffalo Small Cap Fund, which occurred shortly thereafter.  Prior to that date, the Successor Funds had no investment operations.  The Predecessor Funds had the same investment objectives, strategies and policies as the corresponding Successor Funds and were managed by the same investment advisor as the Funds.

An unlimited number of shares of beneficial interest in the Trust were authorized for each of the Funds.  All shares of each of the Funds have the same rights and privileges as other shares of the same Fund.  Each full and fractional share issued and outstanding has: (1) equal voting rights with respect to matters that affect that Fund; and (2) equal dividend, distribution and redemption rights to the assets of that Fund.  Shares when issued are fully paid and non-assessable.  The Trust’s Board of Trustees (the “Board of Trustees”) may create other series of the Trust and divide any series into separate classes.  Shareholders do not have pre-emptive or conversion rights.  The Funds will not hold regular annual shareholder or other shareholder meetings except as required by the 1940 Act and other applicable laws, or as determined by the Board of Trustees.

Non-cumulative voting.  Shares of the Funds have non-cumulative voting rights, which means that the holders of 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Trustees.

Shareholder meetings.  The Funds will not hold annual meetings except as required by the 1940 Act and other applicable laws.  The Funds have undertaken that the Board of Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of a Fund for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

Information about the BUFFALO Funds’ Investments

The objectives, strategies and policies discussed in this SAI and in the Funds’ Prospectus generally apply when a Fund makes an investment.  If a percentage or other restriction is met at the time of initial investment, except with respect to borrowings and holdings in illiquid securities, a Fund is usually not required to sell a security or other investment because circumstances change and the security or other investment no longer meets one or more of a Fund’s restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, the Fund will, within three days thereafter, excluding Sundays and holidays, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings will be at least 300%.  Likewise, in the event that a Fund’s holdings in illiquid securities exceeds its limitations due to market factors, the Fund will make such adjustments necessary to reduce its holdings in such securities to comply with its limitations.

Unless otherwise stated, a Fund’s investment objective, strategies or policies may be changed only by the Board of Trustees, without shareholder approval.  However, a Fund will not change its investment objective without providing thirty days advance written notice of the change to shareholders.  The Buffalo High Yield, Buffalo Jayhawk China, Buffalo Large Cap Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Small Cap, Buffalo Science & Technology and Buffalo USA Global Funds will not change their investment policies of investing at least 80% of the Fund’s investments in the investments described above without first providing shareholders with at least 60-days’ prior written notice.

Below you will find descriptions of each Fund’s principal investment objective (s) and strategies.  Following the Fund descriptions, you will find a more detailed description of the Funds’ investments and their associated risks, with the Funds’ principal investment strategies and policies listed first, followed by additional investment strategies and policies used by the Funds to achieve their investment objectives.

Description of the Funds

Buffalo Balanced Fund--seeks, as a primary objective, long-term capital growth and, as a secondary objective, high current income.  The Fund intends to achieve its primary objective by investing primarily in domestic common stocks, and by investing secondarily in convertible debt securities and convertible preferred stocks.  The Fund intends to achieve its secondary objective, high current income, by investing in corporate bonds, government bonds, convertible debt securities, preferred stocks and convertible preferred stocks.  The Fund will often invest in higher yielding, high-risk debt securities (often referred to as “junk bonds”).  The Advisor generally expects that these debt securities will be rated below investment grade by the major rating agencies.  The Fund typically invests at least 25% of its net assets in equity securities and at least 25% of its net assets in debt securities, although the Advisor may deviate from this combination when it believes that doing so is in the best interest of the Fund’s shareholders.

The Advisor expects that the majority of common stocks purchased for the Fund will be of large-capitalization (“large-cap”) companies.  This Fund considers large-cap companies to be those with market capitalization in excess of $10 billion at the time of initial purchase.

The Fund retains the freedom to invest up to 75% of its net assets in corporate debt securities, convertible debt securities, preferred stocks and convertible preferred stocks, including higher yielding, high-risk debt securities.  High-risk debt securities are those rated below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”).  Yields on such bonds may fluctuate significantly, and, therefore, achievement of the Fund’s investment objectives may be more dependent on the Advisor’s credit analysis ability than it would be for investments in higher rated bonds.

The Fund will not purchase a debt security that is rated less than Caa/CCC by Moody’s or S&P, respectively, and will only purchase an unrated debt security if the Advisor believes that the security is of at least B quality.  Rated debt securities, which are downgraded to below B quality and unrated debt securities, which the Advisor believes have fallen below B quality, will be sold at the Advisor’s discretion, subject to a limitation that the Fund may not hold more than 20% of its net assets in debt securities that are rated less than B or that are unrated.

Buffalo High Yield Fund--primarily seeks high current income and secondarily seeks long-term capital growth.  The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of higher yielding, high-risk debt securities (commonly known as “junk bonds”).  The Fund also generally intends to invest a small percentage of its net assets in equity securities.  The Fund will pursue its secondary investment objective, capital growth, through appreciation of the debt and equity securities that it holds.  The proportion of the Fund’s net assets invested in debt and equity securities will change over time in accordance with the Advisor’s analysis of economic conditions and the underlying value of securities.

The Fund may invest up to 100% of its net assets in debt securities, including without limitation, corporate and convertible debt securities.  The Fund may also purchase government debt securities, but will not invest directly in debt securities issued by foreign governments.  The debt securities in which the Fund invests will typically be rated below investment grade by the major rating agencies, which place greater importance on the Advisor’s credit analysis ability than investing in higher rated debt securities.  The Fund may also invest in preferred stocks and convertible preferred stocks.

The Fund may purchase and invest up to 20% of its net assets in debt securities that are rated less than B, by Moody’s or S&P, or in unrated debt securities of similar quality, based on the Advisor’s fundamental analysis of the issuer and of rated bonds issued by similar issuers.  Rated debt securities, which are downgraded to below B quality after purchase, and unrated debt securities, which the Advisor believes have fallen below B quality after purchase, are not subject to this limitation, and such securities will be sold at the Advisor’s discretion.  The lowest rated debt security that the Fund will hold is D quality (defaulted securities).  Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the Advisor’s discretion.

The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities. However, it is anticipated that the dollar-weighted average maturity of debt securities that the Fund purchases will not exceed 15 years and that the average maturity of all securities that the Fund holds at any given time will be ten years or less.

If the Advisor believes that a full or partial temporary defensive position is necessary, due to present or anticipated market or economic conditions, the Advisor may take any one or more of the following steps to protect the Fund’s assets: (1) shorten the average maturity of the Fund’s debt securities; (2) hold more or all cash or cash equivalents; and (3) emphasize investment in higher grade debt securities.  If the Advisor implements a defensive position, the Fund’s yield may decline and the Fund may not achieve its investment objectives.

Buffalo International Fund—seeks long-term growth of capital by investing primarily in equity securities of established companies that are economically tied to various countries throughout the world (excluding the United States (the “U.S.”)).  The Fund may invest directly or indirectly in foreign securities or foreign currencies of both developed and developing countries.  For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies:

•	that are organized under the laws of, or with a principal office in, a country other than the U.S. and issue securities for which the principal trading market is in a country other than the U.S.; or

•
that derives at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a country other than the U.S., or have at least 50% of their assets in a country other than the U.S.

Under normal circumstances, the Fund does not expect its investments in emerging markets to exceed 30% of its net assets.

Equity securities in which the Fund will invest include common stocks, preferred stocks, convertible securities and depositary receipts.  The Fund may invest directly or indirectly in foreign securities or foreign currencies.  The Fund’s investments in depositary receipts may include sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  ADRs, EDRs and GDRs are depositary receipts typically issued by a U.S. or foreign bank or trust company that give their holders the right to receive securities issued by a foreign company.  Such depositary receipts are denominated in the currency of the country of the bank or trust company that issues them.  The Fund may invest in securities of companies of any size.

In selecting securities for the Fund, the Advisor uses a bottom-up approach in choosing investments.  In its selection process, the Advisor seeks to identify a broad mix of foreign companies that are expected to benefit from longer-term industry, technological, global or other trends.  The Advisor also selects securities based on: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  In making portfolio selections for the Fund, the Advisor will also consider the economic, political and market conditions of the various countries in which the Fund may invest.

The Fund does not intend to purchase securities on margin or use leverage in the management of its portfolio.

Buffalo Jayhawk China Fund--seeks long-term growth of capital by investing primarily in publicly traded common stocks of “China Companies” as defined below.  Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of “China Companies”.  The Fund considers China Companies to be those companies (including companies which may not have substantial economic presence in China) that meet at least one of the following criteria:

•
are organized under the laws of, or with a principal office in, the People’s Republic of China or its administrative and other districts, including Hong Kong (“China”) (including companies which may not have a substantial economic presence in China) ; or

•	issue securities for which the principal trading market is in China; or
•	derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, or which have at least 50% of their assets in China.

In addition to its primary investments in common stocks, the Buffalo Jayhawk China Fund may make equity investments in preferred stock and securities convertible into common stock of China Companies, as well as interests in trusts or depositary receipts that represent indirect ownership interests in China Companies.  The Buffalo Jayhawk China Fund also is authorized to make equity investments in the form of equity-linked notes or swap agreements designed to provide the Fund with investment exposure to equity securities of China Companies (although these investments are limited to 30% of the Buffalo Jayhawk China Fund’s net assets).  The Buffalo Jayhawk China Fund’s indirect investments in China Company equity securities may be used as tools through which the Fund may indirectly benefit from Class A shares or other specific Chinese securities or markets, which may have certain limitations, such as residency requirements or government authorization requirements for direct investments.  Only Chinese residents and foreign funds with specific quota from the Chinese government can invest directly in China’s Class A share market.  For non-China residents and foreign funds, only extremely large financial institutions can obtain a Class A share quota. This requirement is termed a qualified foreign institutional investor (“QFII”) quota and is granted by the government of the China to institutions evaluated as extremely reputable, creditworthy, large and well-established.  To qualify for the QFII scheme, an institution must satisfy a long list of criteria, as well as an intensive application process. Thus, foreign funds without quota (such as the Buffalo Jayhawk China Fund) have accessed China’s Class A share market has been through obtaining quota allocation from the large financial institutions that do have quota.  These large institutions hold Class A Shares directly and create synthetic securities that are held by their clients to whom they have allocated quota. Since the Chinese regulatory authorities scrutinize so closely those institutions which are granted a QFII, the risk of the synthetic instruments issued by such institutions are similar to those of any synthetic instrument, as well as the risks of the Chinese economy (See Principal Risks below).

The Fund’s investments are selected with a value orientation and a long-term investment horizon.  The Fund’s portfolio managers primarily utilize a bottom-up approach, focusing initially on each company’s fundamental characteristics.  The Fund seeks to invest in companies with: strong profits and/or cash flow generation; strong financial characteristics and growth potential; undervalued assets; and/or strong management teams.  Once attractive candidates are identified, the Fund seeks to invest in companies that are trading below their intrinsic values, as estimated by the Fund’s portfolio managers.  The portfolio managers have extensive expertise in the China market and also consider macroeconomic and other top-down variables, including China-specific risk considerations, when making investment decisions.  The Fund does not intend to invest in the securities of non-public companies, purchase securities on margin (leveraging) or sell securities short.

The Fund may hold a significant weighting in securities listed on either the Shanghai and/or Shenzhen Stock Exchanges.  Securities listed on these exchanges are divided into two classes, A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors.  The China Fund’s exposure to securities listed on either the Shanghai or Shenzhen Exchanges will initially be through B shares.  The government of China has announced plans to exchange B shares for A shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets.  However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B shares, the Fund may also invest in Hong Kong listed H shares, Hong Kong listed Red chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong). In addition and as noted in the Prospectus, the Fund is authorized to invest in securities of China Companies traded on any recognized securities exchange, including U.S., Taiwan or Singapore exchanges.

In addition to the Fund’s main investments, the Fund may invest up to 20% of its net assets in securities of companies that do not qualify as China Companies, but which the portfolio managers expect to benefit from developments in the Chinese economy. Also, when consistent with the Fund’s investment objective, strategies and policies, the Fund may invest up to 20% of its net assets in debt securities of China Companies, up to 10% of which may be rated less than Baa, by Moody’s or BBB by S&P (commonly referred to as “junk bonds”), or in unrated debt securities of similar quality, based on the Sub-Advisor’s fundamental analysis of the issuer and of rated bonds issued by similar issuers.  Rated debt securities, which are downgraded to below Baa or BBB quality after purchase, and unrated debt securities, which the Sub-Advisor believes have fallen below Baa or BBB quality after purchase, are not subject to this limitation, and such securities will be sold at the Sub-Advisor’s discretion.  The lowest rated debt security that the Fund will hold is D quality (defaulted securities). Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the Sub-Advisor’s discretion.  The Advisor may invest in debt securities of China Companies if the debt securities present an opportunity for capital appreciation.  This would occur if the Advisor evaluates a convertible debt instrument as having a significant equity component with the potential for long-term capital appreciation or debt securities that are standard loan that is repayable in cash, but which is linked to the receipt of warrants in the underlying company as part of the transaction.

Buffalo Large Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stock and warrants.  The Fund considers a company to be a large-cap company if, at time of purchase by the Fund, it has a market capitalization of $10 billion or greater.  The Advisor seeks dividend income as a secondary consideration in its stock selection process.  The Fund will normally invest in a broad array of domestic common stocks that are diversified in terms of companies and industries.

Buffalo Micro Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks and warrants of micro-capitalization (“micro-cap”) companies.  The Fund considers a company to be a micro-cap company if, at time of purchase by the Fund, it has a market capitalization equal to or less than the greater of (1) $600 million, or (2) the median capitalization of companies in the Russell 2000 Index.  The capitalization of companies within the Russell 2000 Index changes due to market conditions and changes in the composition of the Russell 2000 Index.  The Fund will normally invest in a broad array of securities and other investments that are diversified in terms of companies and industries.

Buffalo Mid Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks and warrants of medium-capitalization (“mid-cap”) companies.  The Fund considers a company to be a mid-cap company if, at time of purchase by the Fund, it has a market capitalization between $1.5 billion and $10 billion.  The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.

Buffalo Science & Technology Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks and warrants of companies expected to benefit from the development, advancement and use of science and technology.  Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technology.  Investments may also include companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development of the advance.  Some of the industries in which the Fund may invest include: electronics, including hardware, software and components; communications; E-commerce; information services; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; and defense and aerospace.

Buffalo Small Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks and warrants of smaller, or “small-cap,” companies.  The Fund considers a company to be a small-cap company if, at the time of purchase, it has a market capitalization of up to $1 billion or is in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system.  Based on current market conditions, the current target is issuers with individual market capitalization of $2 billion or less at the time of purchase.  The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.

Buffalo USA Global Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in the common stocks of U.S. companies that have substantial international operations.  The Fund considers a U.S. company to have substantial international operations if the company receives more than 40% of its revenue or operating income from sales or operations outside of the U.S.  The Fund will diversify its investment in these U.S. companies so that the Fund is exposed to the markets of at least three different foreign countries.  The Advisor measures the 40% minimums in income or revenue from international operations by looking at each respective company’s most recent completed quarter of business or its most recently completed fiscal year as of the time that the Fund makes its initial purchase of the company’s securities.  The Advisor seeks to invest in the common stocks of companies that appear to have above-average potential for appreciation.

Principal Investment Strategies, Policies and Risks.

Common Stock.  All of the Buffalo Funds may invest in the common stock of domestic companies and the Buffalo International and Buffalo Jayhawk China Funds may also invest in publicly traded common stock of foreign companies of any size.  The purchaser of common stock receives an ownership interest in a company and usually certain voting rights with regard to that company.  The owner of common stock may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners.  Owners of common stock may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as they are traded in the public securities markets.  Common stocks and stock markets generally, can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Other Equity Securities.  To the extent that any of the Buffalo Funds purchase equity securities other than common stocks, including preferred stocks, convertible preferred stocks, securities (or other investments) with prices linked to the value of common stock and warrants, they will be exposed to the following benefits and risks.

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Preferred stockholders typically receive greater dividends, but may receive less appreciation than common stockholders and may have greater voting rights as well.

A convertible preferred stock is a preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.  Convertible preferred stock provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.  Convertible preferred stock tends to increase in market value when interest rates decline and decrease in value when interest rates rise.  Like a common stock, the value of a convertible preferred stock also tends to increase as the market value of the underlying stock rises, and tends to decrease as the market value of the underlying stock declines.  Because both interest rate and market movements can influence its value, convertible preferred stock is not as sensitive to interest rates as a similar debt security and not as sensitive to changes in share price as its underlying stock.

Convertible preferred stock is usually issued either by an operating company or by an investment bank.  When issued by an operating company, convertible preferred stock tends to be senior to common stock, but subordinate to other types of debt securities issued by that company.  When convertible preferred stock issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible stock.  If, however, the parity price, which is the price at which the common stock underlying the convertible stock may be obtained, of the convertible stock is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock.  When convertible preferred stock is issued by an investment bank, the security is an obligation of, and is convertible through, the issuing investment bank.

In addition, the issuer of the convertible preferred stock may be important in determining the security’s true value.  This is because the holder of the convertible preferred stock will have recourse only to the issuer.  Convertible preferred stock may also be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.  Convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating and investment limitation purposes.

A warrant allows the holder to purchase a security at a fixed price during a preset time period.  The value of a warrant will increase, if the market value of a particular security increases after the warrant is purchased.  If the market value of the security decreases after the warrant is purchased or if the term of the warrant expires before it is exercised, the holder of the warrant will incur a loss.  Warrants do not provide the holder the right to receive dividends or the right to vote.  The Buffalo Jayhawk China Fund may only invest up to 10% of its net assets in warrants.

Large-Cap Companies.  The Buffalo Large Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of larger companies.  Large-cap companies may be more stable than newer, smaller companies, and securities of larger companies tend to be regularly traded.  Large-cap companies, however, may be unable to respond quickly to new competitive challenges.  Large-cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Companies.  The Buffalo Mid Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of mid-cap companies.  Mid-cap companies may have more potential for growth than larger companies, but mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies.  Mid-cap company securities also may be bought and sold less often and in smaller amounts than larger company securities.  If a Fund wants to sell a large quantity of a mid-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Small-Cap Companies.  The Buffalo Small Cap Fund, Micro-Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of small-cap companies.  Smaller, less seasoned companies may have more potential for greater and rapid growth, but investing in small-cap companies may also involve greater risk than investing in larger companies.  Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies.  Small-cap company stocks also tend to be bought and sold less often and in smaller amounts than larger company stocks.  If a Fund wants to sell a large quantity of a small-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Micro-Cap Companies.  The Buffalo Micro Cap Fund and Buffalo Small Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of micro-cap companies.  Small, less seasoned companies have more potential for rapid growth.  They also often involve greater risk than larger companies.  Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and will be more vulnerable to adverse business or economic developments in the market as a whole.  In addition, many of these companies may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of the investment in the company.  The securities of micro-cap companies, therefore, tend to be more volatile than the securities of larger, more established companies.  Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities.  If the Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Debt Securities.  The Buffalo Balanced, the Buffalo High Yield and the Buffalo Jayhawk China Funds, and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in debt securities.  A debt security represents a loan of money by the purchaser of the security to the issuer.  A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time.  Companies typically make payments on their debt securities before they declare and pay dividends to holders of their equity securities.  Bonds, notes, debentures and commercial paper are types of debt securities.  Each of these differs in the length of the issuer’s payment schedule, with commercial paper having the shortest payment schedule.  Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer, and a lower rating usually indicates higher risk.

The yields and principal values of debt securities fluctuate.  Generally, values of debt securities change inversely with interest rates.  That is, as interest rates go up, the values of debt securities tend to go down and vice versa.  These fluctuations tend to increase as a bond’s maturity increases such that a longer-term bond will increase or decrease more for a given change in interest rates than a shorter-term bond.

A convertible debt security is a debt obligation that may be converted in a specified period of time into a certain amount of common stock of the same or a different issuer.  A convertible debt security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.  As with a straight debt security, a convertible debt security tends to increase in market value when interest rates decline and decrease in value when interest rates rise.  Like a common stock, however, the value of a convertible debt security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.  Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar debt security and not as sensitive to changes in share price as its underlying stock.

A convertible debt security is usually issued either by an operating company or by an investment bank.  When issued by an operating company, convertible debt tends to be senior to common stock, but subordinate to other types of debt securities issued by that company.  When a convertible debt security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security.  If, however, the parity price, which is the price at which the common stock underlying the convertible debt security may be obtained, of the convertible debt security is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock.  When a convertible debt security is issued by an investment bank, the security is an obligation of, and is convertible through, the issuing investment bank.

In addition, the issuer of a convertible debt security may be important in determining the security’s true value.  This is because the holder of a convertible debt security will have recourse only to the issuer.  A convertible debt security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.  The Advisor (or Sub-Advisor, if applicable), uses the same criteria to rate a convertible debt security as it uses to rate a more conventional debt security.

The Buffalo Balanced, Buffalo Jayhawk China and Buffalo High Yield Funds purchase debt securities, as previously described in this SAI.  Consistent with their investment objectives, strategies and policies, the remaining Buffalo Funds may purchase debt securities that, at the time of initial purchase, are rated A or higher by Moody’s or S&P or that are unrated, if the Advisor determines that the debt security is of comparable quality.  Rated debt securities, which are downgraded below A after being purchased, and unrated debt securities, which the Advisor believes have fallen below that level after being purchased, will be sold at the Advisor’s discretion.  Each of the Buffalo Funds may also purchase debt securities, as stated in this SAI’s Cash Management description, even though such an investment is not consistent with a Fund’s objectives or its other strategies or policies.

High Yield Debt Securities.  The Buffalo Balanced, Buffalo High Yield, and Buffalo Jayhawk China Funds invest in higher yielding, high-risk debt securities, often referred to as “junk bonds”.  These lower-grade debt instruments generally offer higher yields than other debt securities.  They can also carry a greater risk of default, which is the risk that the issuer will not make interest or principal payments when due.  In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected by the default.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing, and any of these factors could lead to a default.

The market prices of lower-grade debt securities are generally less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse economic or political conditions and negative, individual issuer developments.  Lower-grade debt securities may also have less liquid markets than higher rated debt securities, and their liquidity may be more heavily impacted by adverse economic, political or issuer conditions.  Negative publicity or investor perceptions, as well as new or proposed laws, may also have a significant impact on the market for these debt securities.

Credit quality of lower-grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular higher yielding, high-risk debt security.  For these reasons, the Advisor (or Sub-Advisor, if applicable), uses its own independent and ongoing review of credit quality in addition to the national rating organizations in selecting these debt securities for the Funds.

As mutual funds investing in debt securities, the Funds are subject primarily to interest rate, income and credit risk.  Interest rate risk is the potential for a decline in bond prices due to rising interest rates.  In general, bond prices vary inversely with interest rates.  When interest rates rise, bond prices generally fall.  Conversely, when interest rates fall, bond prices generally rise.  The change in price depends on several factors, including the bond’s maturity date.  In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities.  The Funds are also subject to income risk, which is the potential for a decline in the respective Fund’s income due to falling market interest rates.  In addition to interest rate and income risks, each Fund is subject to credit risk, which is the risk of non-payment of interest or principal when due.  The credit risk of a Fund depends on the quality of its investments.

International Investing.  International investing allows a mutual fund the opportunity to avoid being exclusively tied to the performance of the U.S. economy and can expose a fund to growth in emerging markets.  International investing involves risks such as currency fluctuation and instability.  The Buffalo International and Buffalo Jayhawk China Funds intend to invest directly in foreign securities or foreign currencies, as well as indirectly through ADRs, EDRs and GDRs.  The other Buffalo Funds may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S., including, but not limited to, ADRs.

The Buffalo USA Global Fund gains international exposure, while attempting to limit its risks, by investing primarily in U.S. companies with substantial international operations.  The other Buffalo Funds may also invest in U.S. companies with substantial international operations to a more limited degree, and, to the extent they do so, will be subject to the same risks.  Although this investment style is not direct foreign investment, the U.S. companies in which these Funds normally invest will directly experience the risk of foreign operations in their day-to-day business.

Each of the Buffalo Funds may gain international exposure by purchasing ADRs.  ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. Dollars, are publicly traded in the U.S. and represent ownership in underlying foreign securities.  ADRs are subject to similar risks as are other types of foreign investments.  Each of these Funds (except the Buffalo International and Buffalo Jayhawk China Funds, which have no percentage limitation on their investments in ADRs) are authorized to invest up to 25% of its net assets in ADRs or in securities of foreign companies traded on U.S. stock exchanges, but such Funds presently expect to limit such investments to less than 10% of net assets.

Most ADRs are traded on a U.S. stock exchange and are either sponsored or unsponsored.  Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of an unsponsored ADR.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of such facility.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  Also, unsponsored ADRs tend to have a less liquid trading market than sponsored ADRs.  ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency.  However, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADRs in relation to the U.S. dollar.

Investing in foreign companies, even indirectly through ADRs, may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses and may include: currency risks, such as adverse fluctuations in currency exchange rates; country risks, including political, social and economic instability, currency devaluation and policies that have the effect of limiting or restricting foreign investment or the movement of foreign assets; unusual trading practices; less government supervision; less publicly available information; limited trading markets; and greater volatility, among others.  While ADRs do not involve the same direct currency and liquidity risks as securities denominated in a foreign currency, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADR in relation to the U.S. dollar.

The Buffalo International and Buffalo Jayhawk China Funds also invest directly in foreign securities and foreign currencies.  Foreign securities may be less liquid than many U.S. securities. This means these Funds may at times be unable to sell foreign securities at favorable prices.  Government supervision of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. Additionally, brokerage commissions and other fees are generally higher for securities traded on foreign markets.  Procedures and regulations governing transactions and custody of foreign securities also may involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting requirements as U.S. companies.  There may be less information publicly available about foreign companies than about U.S. companies.

The U.S. dollar market value of a Fund’s investments and of dividends and interest earned may be significantly affected by changes in currency exchange rates. The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Some currency prices may be volatile, and there is the possibility of government controls on currency exchange or government intervention in currency markets, which could adversely affect a Fund.  Foreign investments, which are not U.S. dollar-denominated, may require a Fund to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars.  Normally, exchange transactions will be conducted on a spot, cash or forward basis at the prevailing rate in the foreign exchange market.  The Advisor and Sub-Advisor do not intend to hedge the Buffalo International or Buffalo Jayhawk China Funds’ exposure to fluctuations in foreign currency exchange rates.

In addition to developed markets, the Buffalo International and Buffalo Jayhawk China Funds may invest in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

The Buffalo Jayhawk China Fund invests its assets primarily in China Companies, it is subject to much greater risks of adverse events that occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically.  Political, social or economic disruptions in emerging markets, including conflicts and currency devaluations, even in countries in which the Buffalo International or Buffalo Jayhawk China Funds are not invested, may adversely affect security values in other countries in the region and thus the Funds’ holdings.  The Buffalo International and Buffalo Jayhawk China Funds could be adversely affected by controls on foreign investment and limitations on repatriation of foreign capital.  In addition, the limited liquidity in certain markets in which the Buffalo International and Buffalo Jayhawk China Funds may invest may impair the ability of these Funds to value their portfolio securities and to dispose of securities in order to meet redemption requests at the price and time they wish to do so.

The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a problematic political issue that is not likely to be resolved in the near future and may have an adverse impact on the values of the Buffalo Jayhawk China Fund’s investments, or impair the Fund’s ability to invest in either country.  Any escalation of hostilities between China and Taiwan would likely have a significant adverse effect on the value of the Buffalo Jayhawk China Fund’s investments in both countries.

U.S. Government Obligations.  All of the Funds may invest in various types of U.S. Government obligations, principally for cash management purposes.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Non-Principal Investment Strategies, Policies and Risks.

Cash Management.  Each of the Buffalo Funds may invest a portion of its assets in cash or high-quality, short-term debt obligations readily changeable into cash.  Such high-quality, short-term obligations include money market securities, money market mutual funds, commercial paper, bank certificates of deposit and repurchase agreements that are collateralized by government securities.  These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Advisor (or Sub-Advisor, if applicable) looks for suitable investment opportunities.  There may also be times when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes.  During such times, the Fund taking the defensive position will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

In pursuing cash management strategies, the Buffalo Funds (except the Buffalo Jayhawk China Fund) apply the following criteria to their investments:

(1)
certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

(2)
commercial paper will be limited to companies rated P-1 or higher by Moody’s or A-1 or higher by S&P, or if not rated by either Moody’s or S&P, a company’s commercial paper may be purchased if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P;

(3)
the Funds will purchase only short-term debt securities that are non-convertible, that have one year or less remaining to maturity at the date of purchase, and that are rated Aa or higher by Moody’s or AA or higher by S&P;

(4)
the Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

(5)
the Funds will invest in U.S. Government obligations, which include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.

In pursuing cash management strategies for temporary defensive purposes, the Buffalo Jayhawk China Fund’s investments may include the following:

(1)	unaffiliated or affiliated money market funds and investment companies (to the extent allowed by the 1940 Act or exemptions granted thereunder and the Fund’s investment policies and restrictions);
(2)	bank time deposits denominated in the currency of any major nation with less than seven days remaining to maturity;
(3)	bankers’ acceptances;
(4)	certificates of deposits;
(5)	debt securities of foreign companies;
(6)	floating rate securities meeting the requirements of Rule 2a-7 under the 1940 Act;
(7)	repurchase agreements with banks and broker-dealers;
(8)
commercial paper rated A-1 by S&P or Prime-1 by Moody’s or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody’s;

(9)	U.S. government securities maturing in 13 months or less; and
(10)	a variety of other high quality short-term investments.

The securities used for cash management can decrease in value.  The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer.  During periods of declining interest rates, the value of debt securities generally increases.  Conversely, during periods of rising interest rates, the value of these securities generally declines.

Repurchase Agreements.  Each of the Buffalo Funds may invest in repurchase agreements in accordance with regulatory requirements.  A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund’s cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund’s period of ownership.  As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during such period.  The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily.  The counter-party (usually a bank or broker-dealer) must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price. Investments in repurchase agreements that do not mature in seven days may be considered illiquid securities.

The Funds (other than the Buffalo Jayhawk China Fund) will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion, which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications as set from time to time by the Board of Trustees.  The term to maturity of a repurchase agreement normally will be no longer than a few days.

The Buffalo Jayhawk China Fund may enter into repurchase agreements with banks or broker dealers.  The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.  Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund’s ability to sell the underlying securities.

The use of repurchase agreements by a Fund involves certain risks.  For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of that Fund, and therefore the realization by a Fund on the collateral may be automatically stayed.  Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Advisor acknowledges these risks, it is expected that if repurchase or reverse repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures.

Illiquid Securities.  The Funds may invest in illiquid securities, but these investments will not exceed more than 15% of a Fund’s net assets.  The Funds consider a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the security.

Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”).  Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility, which may result in a loss to the Fund.

Restricted Securities. The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the Illiquid Securities section, provided that a determination is made that such securities have a readily available trading market.  The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the 1933 Act (“4(2) Paper”).  The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor and if, as a result of changed conditions, it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Covered Call Options.  Each of the Buffalo Funds are authorized to write, which means sell, covered call options on the securities in which a Fund invests and to enter into closing purchase transactions with respect to the options.  A covered call option is an option where a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.  A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option that the Fund has written.

Up to 20% of a Fund’s net assets may be subject to covered call options.  By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Upon the termination of a Fund’s obligation under a covered call option, other than through exercise of the option, the Fund will realize a short-term capital gain or loss.  If a Fund exercises an option and realizes a gain, the gain will be short-term or long-term depending on the period that the stock was held.  Writing of covered call options creates a straddle that is potentially subject to the straddle rules, which result in a deferral of some losses for tax purposes.

Swap Agreements.  The Buffalo Jayhawk China Fund participates in swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns earned on specific assets.  A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.  The successful use of swap agreements will depend on the ability of the portfolio manager to correctly predict whether the underlying investment will produce greater returns than other investments.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counter-party.  Swaps that have terms of greater than seven days may be considered to be illiquid.  While the Fund may invest up to 30% of assets in swap agreements and synthetic instruments, the Fund is restricted to investing no more than 15% of its total assets in securities (of any type) that are illiquid; that is, not readily marketable.  The Fund will enter into swap agreements only with counterparties that the Fund’s portfolio manager reasonably believes are capable of performing under the agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.  The Fund’s portfolio manager will closely monitor, subject to the oversight of the Board of Trustees, the creditworthiness of counterparties in order to minimize the risk of swaps and will consider a swap illiquid when the consent of a counterparty is required for assignment and such consent is withheld.

Synthetic Instruments.  The Buffalo Jayhawk China Fund invests in synthetic instruments, which are investments that have characteristics similar to the Fund’s direct investments, and may include equity swaps (see above); equity linked notes and structured products.  An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks.  Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities.  The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate.  Equity-linked notes will be considered equity securities for purposes of the Fund’s investment objective and strategies.  The price of an equity-linked note is derived from the value of the underlying linked securities.  The level and type of risk involved in the purchase of an equity-linked note by the Fund is similar to the risk involved in the purchase of the underlying security.  Such notes therefore may be considered to have speculative elements.  However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note.  Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked.  If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

Equity-linked notes are often privately placed and may not be rated, in which case a Fund will be more dependent on the ability of the Fund’s portfolio managers to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors.  Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities.  Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

As with any investment, the Fund can lose the entire amount it has invested in an equity-linked note.  The secondary market for equity-linked notes may be limited.  The lack of a liquid secondary market may have an adverse effect on the ability of a Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

The Fund’s use of synthetic instruments will generally be for the purpose of gaining exposure to specific markets or securities.  The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets.  Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others.  While the Buffalo Jayhawk China Fund may invest up to 30% of its net assets, collectively, in swap agreements and synthetic instruments, the Fund is restricted to investing no more than 15% of its total assets in securities (of any type) that are illiquid; that is, not readily marketable.

Temporary Defensive Position.  The Funds generally hold some cash, short-term debt obligations, government securities, money market instruments or high quality investments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in those types of investments for temporary defensive purposes.  During those times, a Fund will not be able to pursue its primary investment objective, and, instead, will focus on preserving its assets.  Also, a temporary defensive strategy still has the potential to lose money.

Commercial Paper.  Commercial paper is an unsecured, short-term loan of a corporation, typically for financing accounts receivable and inventory.  Investments in commercial paper are limited to obligations rated Prime-1 by Moody’s or A-1 by S&P or, if not rated by Moody’s or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P.

Other Investment Companies.  Each Fund may invest a portion of its assets in shares of other investment companies, including money market mutual funds, other mutual funds or Exchange-Traded Funds (“ETFs”).  A Fund’s investments in money market mutual funds may be a part of its cash management strategy and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Buffalo Jayhawk China Fund’s investment in other investment companies may also be in furtherance and of its investment objective of long term growth of capital.  The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act and the rules and regulations thereunder.  In general, Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company are owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when such Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable to you.  Additionally, if a Fund has an investment policy of investing at least 80% of its assets in a particular type of security, such Fund will not include its investments in other investment companies for the purpose of such policy.

In addition, the Funds may also take advantage of certain rules and regulations promulgated under the 1940 Act that may allow them to invest in certain types of funds (i.e. money market funds) in excess of the Section 12(d)(1) limits, provided that such investments would be consistent with a Fund’s investment objectives, policies and restrictions.  The Funds, however, currently do not intend to take advantage of such rules and regulations.

A Fund’s investment in other investment companies may consist of shares of ETFs.  ETFs are securities whose value tracks a well-known securities index or basket of securities.  A Fund’s investments in ETFs are subject to its limitations on investments in other investment companies.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Options and Other Strategies (Buffalo Jayhawk China Fund only)

General.  The Buffalo Jayhawk China Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”) (collectively, “Derivative Instruments”) to attempt to hedge or limit the exposure of the Fund’s individual securities positions.

The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Derivative Instruments will be limited by tax considerations.  The Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisor or Sub-Advisor may discover additional opportunities in connection with Derivative Instruments and other similar or related techniques.  These new opportunities may become available as the portfolio manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments or other techniques are developed.  The Advisor or Sub-Advisor may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Derivative Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)           Successful use of most Derivative Instruments depends upon the portfolio manager’s ability to predict movements of the overall securities markets, which requires different skills than predicting long-term changes in the prices of individual securities.  A correct forecast of stock market trends by the portfolio manager may still not result in a successful transaction.  The portfolio manager may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which may result in the strategy being unsuccessful.

(2)           Options prices can diverge from the prices of their underlying instruments.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)           As described below, the Fund might be required to maintain assets (individual stocks) as “cover” when it takes positions (covered calls) in Derivative Instruments involving obligations to third parties (e.g., financial instruments other than purchased options (“Financial Instruments”)).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)   Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover.  Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns an offsetting (“covered”) position in the underlying securities.  The Fund will comply with SEC guidelines regarding cover for these instruments.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  The Fund may buy put options and sell covered call options on individual securities recognized on national securities exchanges and boards of trade, as well as in the OTC markets.  Up to 5% of Fund total assets may be subject to covered calls and purchased put options.  The Fund does not intend to simultaneously write covered call options and purchase put options on the same security.

By writing (selling) a covered call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option.  This is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put option it had purchased by writing an identical put option.  This is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Upon the termination of the Fund’s obligation under a covered call option, other than though exercise of the option, the Fund will realize a short-term capital gain or loss.  If the Fund exercises an option and realizes a gain, the gain will be short-term or long-term depending on the period that the stock was held.  Writing of covered call options creates a straddle that is potentially subject to the straddle rules, which results in a deferral of some losses for tax purposes.

Risks of Options on Securities.  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

When-Issued Securities. The Buffalo Jayhawk China Fund may purchase securities on a when-issued basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. No income accrues to the purchaser of a security on a when-issued basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

The Fund will establish in a segregated account, or earmark as segregated on the books of the Fund or the Fund’s custodian, an amount of liquid assets equal to 102% of the amount of its commitment to purchase securities on a when-issued basis. These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of the Fund’s commitments. The Fund may invest up to 5% of its net assets in when-issued securities.

Fundamental Investment Restrictions.

The Board of Trustees has adopted the following investment restrictions as fundamental policies for each of the respective Buffalo Funds as stated below.  These investment restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the applicable Fund, which means, under the 1940 Act, the vote of: (1) more than 50% of the outstanding voting securities of a Fund; or (2) 67% or more of the voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting, whichever is less.  Many of these investment restrictions recite the current legal or regulatory requirements.  When the legal or regulatory requirements change, a Fund’s applicable investment restrictions may also be modified to reflect the new legal or regulatory requirements without seeking shareholder approval, so long as any such modification is consistent with a Fund’s investment objective, strategies and policies.

Each Fund will not:

(1)
as to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies);

(2)
engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein;

(3)
Underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);

(4)
make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement;

(5)
borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes;

(6)
make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies); or

(7)
purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

Non-Fundamental Investment Restrictions.

In addition to the objectives, strategies and policies described in the Prospectus and this SAI and the fundamental investment restrictions described above, the Board of Trustees has adopted the following investment restrictions as non-fundamental policies for the respective Buffalo Funds.  The Board of Trustees may change these non-fundamental investment restrictions without shareholder approval.

(1)
Each Fund is permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction).  Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies.  The Funds currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act.  The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

(2)
Each Fund will not invest more than 15% of its net assets in illiquid securities.  The Funds consider a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.

(3)	Each Fund will not invest in any issuer for purposes of exercising control or management.

(4)	Each Fund will not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

(5)
Each of the Buffalo High Yield, Buffalo Jayhawk China, Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Science & Technology, Buffalo Small Cap, Buffalo USA Global Funds will not change their respective investment policy of investing at least 80% of the Fund’s net assets according to the principal strategies described in the Funds’ prospectus without first providing shareholders with at least 60 days’ prior notice.

ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS

In addition to the Fundamental and Non-Fundamental Investment Restrictions set forth above, the Funds are each subject to regulatory restrictions on certain practices. These requirements include, but are not limited to the following:
(a)
Pledging of Assets:  A pledged asset is an asset that is transferred to a lender for the purpose of securing debt. The lender of the debt maintains possession of the pledged asset, but does not have ownership unless default occurs. Under the regulatory restrictions of the 1940 Act, a Fund may pledge assets only if it conforms with requirements that no more than 33 1/3% of the Fund’s net assets are encumbered , either through a pledge of assets as collateral or other forms of encumbrance.  In addition, the 1940 Act imposes other restrictions regarding, among other things, the manner in which assets may be pledged.   The Buffalo Funds currently do not engage in the pledging of assets.

(b)
Securities Lending:  The 1940 Act generally permits a Fund to lend portfolio securities, provided that the Fund has adopted a fundamental investment policy permitting the making of loans to other persons.   The Buffalo Funds each have a Fundamental Investment Restriction which permits borrowing pursuant to the regulatory requirements.  In addition, the SEC staff has developed guidelines regulating the securities lending activities of funds, which guidelines are set out primarily in a series of SEC staff no-action letters.  The guidelines developed by the SEC staff relating to securities lending activities are summarized below:

•
Collateral.  With respect to each loan, the Fund must receive eligible collateral equal to at least 100% of the market value of the securities loaned.  Collateral must be marked daily to account for any increases in the market value of the securities loaned and/or decreases in the market value of the collateral

•	Termination. The Fund must have the right to terminate the loan at anytime and recall the securities within the normal and customary settlement time for the loaned securities.
•	Returns. The Fund must receive a reasonable return on the loan.

•	Fees. With the approval of the Board of Trustees, a Fund may pay reasonable fees to entities engaged in securities lending activities on behalf of the Fund.
•	Voting Rights. A Fund must be able to exercise voting rights with respect to material matters for issuers of securities loaned.
•	Loan Limit. A Fund may not loan securities with a value in excess of one-third of its total asset value.
In addition, the Funds’ policy regarding Securities Lending recognizes the need to recall securities which have been loaned in the event that the security has a material proxy proposal pending. The Funds use all reasonable efforts to do so and to ensure that votes are submitted in accordance with the Funds’Proxy voting policy.
(c)
Repurchase Agreements:  Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily.  The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price.  All of the Buffalo Funds are authorized to, and occasionally do, use repurchase agreements as a non-principal investment strategy, and subject to market conditions, currently intend to invest no mare than 10% of net assets in repurchase agreements.

(d)
SEC position on Industry Concentration: The 1940 Act requires a Fund to disclose a policy or intention to concentrate in any industry.  The SEC Staff has taken the position that an investment of 25% of more of a Fund’s total assets in a particular industry is considered “concentration” in that industry. (See, e.g,.Guide 19 of Form N-1A.)  The Staff position also applies to the holding of debt securities.  None of the Buffalo Funds currently concentrates, or plans to concentrate in the future, investments in any particular industry.  Any deviation from the restrictions regarding industry concentration must be approved by shareholders of the relevant Fund.

Portfolio Turnover.
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor (or Sub-Advisor, if applicable), investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The portfolio turnover rates for the Funds as of the fiscal years ended March 31, 2007 and 2008 were as follows:

Name of Fund	Portfolio Turnover

2007	2008
Buffalo Balanced	28%	17%
Buffalo High Yield	9%	22%
Buffalo International*	N/A	11%
Buffalo Jayhawk China	3%	75%
Buffalo Large Cap	17%	32%
Buffalo Micro Cap	38%	34%
Buffalo Mid Cap	21%	34%
Buffalo Science & Technology	35%	52%
Buffalo Small Cap	15%	37%
Buffalo USA Global	13%	31%
*The Buffalo International Fund commenced operations on September 28, 2007.

Fund Securities Transactions

The Funds’ portfolio managers make the decisions about buying and selling securities for the Buffalo Funds.  They select brokers and dealers to execute securities transactions, allocate portfolio brokerage and principal business and negotiate commissions and prices for securities.  In instances where securities are purchased on a commission basis, the Funds’ portfolio managers seek best execution of transactions at competitive and reasonable commission rates based on all circumstances related to the trade.  The Funds paid the following brokerage commissions during the last three fiscal years:

Name of Fund	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008
Buffalo Balanced	$35,752	$63,236	$33,713
Buffalo High Yield	$97,850	$30,017	$28,061
Buffalo International*	N/A	N/A	$45,777
Buffalo Jayhawk China**	N/A	$21,769	$66,701
Buffalo Large Cap	$69,066	$34,177	$57,727
Buffalo Micro Cap	$167,067	$326,122	$129,477
Buffalo Mid Cap	$324,002	$326,122	$499,517
Buffalo Science & Technology	$216,783	$208,177	$425,777
Buffalo Small Cap	$2,199,297	$1,146,975	$2,810,263
Buffalo USA Global	$49,687	$41,084	$183,039
*Buffalo International Fund commenced operations on September 28, 2007.
**Buffalo Jayhawk China Fund commenced operations on December 18, 2006.

The level of brokerage commissions generated by a Fund is directly related to the number and the size of the buy and sell transactions into which the Fund enters.  The frequency and size of these transactions are affected by various factors such as cash flows into and out of a Fund, a portfolio manager’s interpretation of the market or economic environment, etc.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker dealers who will provide quality executions at competitive rates.  Broker dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund.  The Funds may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the NYSE or through other major securities exchanges.  When buying securities in the over-the-counter market, the Funds will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere.  The Funds will not normally pay a higher commission rate to broker dealers providing benefits or services to it than it would pay to broker dealers who did not provide such benefits or services.  However, the Funds reserve the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934, as amended, when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund’s portfolio securities.  Allocation is reviewed regularly by both the Board of Trustees and portfolio managers.

Although the Funds may place portfolio orders with qualified broker dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds’ shares for their clients, the Funds do not consider the sale of Fund shares as a factor when selecting broker-dealers to effect portfolio transactions.

Research services furnished by broker dealers may be useful to the portfolio manager in serving other clients, as well as the respective Buffalo Funds.  Likewise, the Funds may benefit from research services obtained by the portfolio manager from the placement of their other clients’ portfolio brokerage.

When the Advisor (or Sub-Advisor, if applicable), in its fiduciary capacity, believes it to be in the best interest of a Fund’s shareholders, a Fund may join with the Advisor’s (or Sub-Advisor’s) other clients in acquiring or disposing of a security.  Securities acquired or proceeds obtained will be equitably distributed among the Fund and the Advisor’s (or Sub-Advisor’s) other clients participating in such a transaction.  In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The table below indicates the total amount of brokerage commissions paid by each Fund for research services for the fiscal year ended March 31, 2008.  Research services were not necessarily a factor in the placement of brokerage business.

Fund Name	2008
Buffalo Balanced	$5,416
Buffalo High Yield	$0
Buffalo International Fund	$217
Buffalo Jayhawk China	$0
Buffalo Large Cap	$8,072
Buffalo Micro Cap	$23,557
Buffalo Mid Cap	$26,740
Buffalo Science & Technology	$62,771
Buffalo Small Cap	$404,561
Buffalo USA Global	$21,810

The Buffalo Balanced Fund and the Buffalo Micro Cap Fund own securities of their regular broker-dealers.  As of the fiscal year ended March 31, 2008, the Funds owned the following dollar amounts of securities of each Fund’s regular broker-dealers:

Buffalo International Fund	Amounts
Credit Suisse	$284,928

Buffalo Micro Cap	Amounts
Stifel Financial Corp.	$475,940
Thomas Weisel Partners Group, Inc.	$274,068

ADDITIONAL PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES

The Advisor and/or the Funds’ distributor, Quasar Distributors, LLC (the “Distributor”), out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to any service fees and other fees paid by the Fund to such brokers and other financial intermediaries.  These arrangements are sometimes referred to as “revenue sharing” arrangements.  Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses.  They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ prospectus.

Such additional cash payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing, and marketing support.  These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Fund and the dollar amount of shares sold.  The level of payments made to a qualifying financial intermediary in any given year will vary.  Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.  As of the date of this SAI, the maximum amount of additional compensation that the Advisor or Distributor is paying to any intermediary from its own assets is 0.40% of average daily net assets attributable to the financial intermediary.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular Fund. Your financial intermediary may charge you additional fees and commissions. You should consult your dealer or financial intermediary for more details about any such payment it receives. As of the date of this SAI, the Advisor or Distributor may pay a more substantial amount of additional cash payments to the following firms in connection with the sale of Fund shares: Charles Schwab; Pershing LLC; Fidelity Brokerage Services, Inc.; Nationwide Investment Services Corp.; National Investor Services Corporation; and Invesmart Securities, LLC.

Although a financial intermediary that sells Fund shares may also act as a broker or dealer in connection with a Fund’s purchase or sale of portfolio securities, the Advisor does not consider a financial intermediary’s sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

Purchasing and Selling Shares

Purchases.
Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.  The Funds cannot process transaction requests that are not completed properly.  If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee.  Shares of the Funds may be purchased directly from the Fund without these fees.  Each order accepted will be fully invested in whole and fractional shares of the Funds, unless the purchase of a certain number of whole shares is specified, at the net asset value (“NAV”) per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in the account for the current year.  This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned.  A transcript of all activity in the account during the previous year will be furnished each January.  By retaining each annual summary and the last year-to-date statement, a customer will have a complete detailed history of the account that also provides necessary tax information.  Annual statements are available from the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent” or “USBFS”) at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Fund in book-entry form, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate.  The Funds will not issue share certificates.

The Fund Complex reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

The Fund Complex reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has agreed to indemnify the Funds against losses resulting from the failure of investors to make payment.  If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation.  To recover any such loss, the Fund Complex reserves the right to redeem shares owned/held by any purchaser whose order is canceled.  A $25 return item charge, which will be paid from the redemption of additional shares, will also be incurred by the purchaser.  The purchaser may also be prohibited from, or restricted in, placing further orders. If an order is cancelled or rejected for any reason, the investor will be notified within one to two business days.

Sales (Redemptions).
The Fund Complex will not be responsible for the consequences of delays that are out of its immediate control, including delays in the banking or Federal Reserve wire systems.  The Funds cannot process transaction requests that are not completed properly.

The Fund Complex may suspend the right of redemption or postpone the date of payment beyond the normal three-day redemption period under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the NYSE is closed, other than customary weekend and holiday closing, or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal of a Fund’s securities is not reasonably practical, or (b) it is not reasonably practical for a Fund to determine the fair value of its net assets; (3) under certain circumstances where certain shareholders are attempting to “time the market” (see “Market Timers” below”) by purchasing and redeeming shares of a Fund on a regular basis; or (4) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

Redemption Fee - If shares of the Buffalo High Yield, Buffalo Micro Cap or Buffalo Small Cap Funds are sold or exchanged within 180 days of their purchase, or if shares of the Buffalo Balanced, Buffalo International, Buffalo Jayhawk China, Buffalo Large Cap, Buffalo Mid Cap, Buffalo Science & Technology or Buffalo USA Global Funds are sold or exchanged within 60 days of their purchase, a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed.  The Fund will employ the “first in, first out” method to calculate the 60-day or 180-day holding period.

The redemption fee does not apply to:

(1) shares purchased through reinvested distributions (investment company taxable income and capital gains);
(2) shares held through 401(k) or other employer-sponsored retirement plans. However, the redemption fee does apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts;
(3) shares sold or exchanged under systematic redemptions or exchanges;
(4) shares sold following the death or disability of a shareholder.  The disability,determination of disability and subsequent sale must have occurred during the period the fee applied;
(5) shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 ½ and other required distributions from retirement accounts; and
(6) shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer.

With respect to shares sold or exchanged following the death or disability of a shareholder or mandatory retirement plan distributions, you must inform the Fund or your financial intermediary that the fee does not apply.  You may be required to show evidence that you qualify for the exception.

The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

Fund shareholders are subject to this 2.00% redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment advisor.  Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than 60 or 180 days, as applicable, the Funds may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into information sharing agreements with such financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  These may include, but are not limited to, 403(b), 457, Keogh, Profit Sharing Plans and Money Purchase Pension Plans, as well as other employer-sponsored retirement plans (excluding IRA and other one-person plans).  In addition, because the Funds are required to rely on information from the financial intermediary as to the applicable redemption fee, the Funds cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

The Funds reserve the right to waive the redemption fee because of a bona fide and unanticipated financial emergency or other similar situation where such waiver is consistent with the best interests of the Funds and to the extent permitted or required by applicable law.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind.  If shares are redeemed in kind, the redeeming shareholder will incur expenses converting the securities into cash and would bear any market risk until such securities are converted into cash.

Market Timers.

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  These policies are summarized below and are implemented in part, through the Funds’ redemption fee which is described in the Prospectus.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio and increased brokerage and administrative costs.  A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

The Funds do not allow market timers.  A Fund may refuse to sell shares to market timers and will take actions necessary to stop market timing activity, including closing any account to new purchases believed to be held by or for a market timer.  You will be considered a market timer if you: (i) have requested a redemption or exchange of Fund shares within 90 days of an earlier purchase or exchange request; (ii) make investments of large amounts followed by a redemption or exchange request shortly after the purchase; or (iii) otherwise seem to follow a timing pattern.  Shares under common ownership or control are combined for these purposes.

Anti-Money Laundering Program.

The Funds are required to comply with various federal anti-money laundering laws and regulations.  Consequently, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Funds’ Customer Identification Program, the Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

Net Asset Value.

The NAV and offering price of shares of the Funds will be determined once daily as of the close of public trading on the NYSE (4:00 p.m. Eastern time) on each day that the NYSE is open for trading.  The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading, days on which changes in the value of portfolio securities will not materially affect a Fund’s NAV, days during which a Fund receives no purchase or redemption orders, customary holidays and days when the national securities exchanges are not open for unrestricted trading.  The Funds do not compute their NAV on days when the NYSE is closed or on the following customary holidays:

New Year’s Day	January 1
Martin Luther King Jr. Day	Third Monday in January
Presidents’ Day	Third Monday in February
Good Friday	Friday before Easter
Memorial Day	Last Monday in May
Independence Day	July 4
Labor Day	First Monday in September
Thanksgiving Day	Fourth Thursday in November
Christmas Day	December 25

In valuing the Funds’ assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange (including ADRs) are valued at the last sale price on the business day as of which such value is being determined.  Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.  Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price.

If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Funds shall determine in good faith to reflect the security’s fair value.  Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board of Trustees determined that amortized cost does not represent fair value.  Cash and receivables will be valued at their face amounts.  Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date.  All other assets of the Funds are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The Funds have adopted fair valuation procedures for use in appropriate circumstances.  If no price, or in KCM’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security shall be fair valued.  The Board of Trustees has delegated to KCM the authority to provide fair value determinations in any situation that would impact a Fund’s NAV by less than a penny per share.  If the proposed valuations would impact a Fund’s NAV by more than a penny per share, then the Valuation Committee of the Board of Trustees will meet to determine an appropriate price.  In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale.

Valuation of Foreign Securities.

Under normal market conditions the Buffalo International and Buffalo Jayhawk China Funds determine the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier.  The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined.  If no sale is reported at that time, the foreign security will be valued at the mean between the most recent quoted bid and ask price.  Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value.  If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open.  Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Funds.  As a result, the Funds may be susceptible to what is referred to as “time zone arbitrage.”  Certain investors in a Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed.  This type of trading may dilute the value of a Fund’s shares if such discrepancies in security values actually exist.  To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Board of Trustees, the Funds’ portfolio managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of depositary receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE.  If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board of Trustees.  In certain circumstances these procedures include the use of independent pricing services.  The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders.  However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day.  Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund’s NAV is not calculated.  Thus, the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation.  If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Funds’ fair value procedures established and approved by the Board of Trustees.

Calculation of NAV

The net asset value per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation; and the result (adjusted to the nearest cent) is the net asset value per share.

Net Assets	=	Net Asset Value per share
Shares Outstanding

An example of how each Fund calculated its net asset value per share as of March 31, 2008 is as follows:

Buffalo Balanced Fund

$166,660,877	=	$11.38
14,644,610

Buffalo High Yield Fund

$151,175,743	=	$10.40
14,532,197

Buffalo International Fund

$22,037,958	=	$9.37
2,351,882

Buffalo Jayhawk China Fund

$29,412,980	=	$9.35
3,145,651

Buffalo Large Cap Fund

$41,513,105	=	$19.68
2,109,003

Buffalo Micro Cap Fund

$27,382,509	=	$8.45
3,240,567

Buffalo Mid Cap Fund

$380,008,434	=	$12.86
29,554,143

Buffalo Science & Technology Fund

$144,850,595	=	$11.41
12,700,591

Buffalo Small Cap Fund

$1,602,314,780	=	$20.48
78,256,590

Buffalo USA Global Fund

$109,791,992	=	$20.85
5,266,095

Additional Purchase and Redemption Policies.

The Funds reserve the right to:

(1)	waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders who invest through any of the Funds’ special investment programs;

(2)
cancel or change the telephone investment service, the telephone exchange service, Internet service, the automatic monthly investment plan, systematic redemption plan or monthly exchange privilege without prior notice when doing so is in the best interest of a Fund and its shareholders;

(3)	begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days’ written notice to you;

(4)	begin charging a fee for the telephone service and to cancel or change the service upon 60 days’ written notice to you;

(5)	begin charging a fee for the systematic redemption plan upon 30 days’ written notice to you;

(6)
waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.  The Funds may waive the signature guarantee requirement if you authorize the telephone redemption method at the same time you submit the initial application to purchase shares; and

(7)
require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if a Fund has other reasons to believe that this requirement would be in the best interest of its shareholders.

Management of the Funds

Trustees and Officers.

The Trust is governed by the Board of Trustees, who is responsible for protecting the interests of Fund shareholders under the laws of Delaware.  The Trustees are experienced business persons, who meet throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and to review performance.  The officers of the Trust are responsible for supervising the Funds’ business operations, but the Funds are managed by the Advisor, and Sub-Advisor, subject to the supervision and control of the Board of Trustees.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES
Joseph C. Neuberger[1] (46) 615 E. Michigan Street, Milwaukee, WI 53202	Trustee	Indefinite term and served since May 2003.	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994 - present)	ten	Trustee, USA MUTUALS (an open-end investment company with two portfolios); Trustee, Trust for Professional Managers (an open-end investment company with twenty-two portfolios)
	Chairman	One year term and served since May 2003.
Grant P. Sarris[1] (41) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since July 2008.
Portfolio Manager, Kornitzer Capital Management, Inc. 2003-present; Senior Vice President, Waddell and Reed Investment Management 2002-2003 and Portfolio Manager, Waddell and Reed Investment Management 1997-2003.
				ten	None

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
NON-INTERESTED TRUSTEES
Thomas S. Case (66) 515 Piney Creek Road Reno, NV 89511	Trustee	Indefinite term and served since inception.	Retired	ten	None
Gene M. Betts (54) Embarq Corp. 5454 W. 110th Street Overland Park, KS 66211	Trustee	Indefinite term and served since February 2001.	Chief Financial Officer, Embarq Corp. (telecommunications company) August 2005-present; Senior Vice President and Treasurer, Sprint Corp. (telecommunications company) 1990-2005.	ten	Director, Garmin Ltd (a global positioning equipment company)
J. Gary Gradinger (64) Golden Star Inc. 400 East 10th Avenue North Kansas City, MO 64116	Trustee	Indefinite term and served since February 2001.	Chairman, President and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products)	ten	Director, MGP Ingredients, Inc.
Philip J. Kennedy (61) Department of Business Administration Penn State Shenango 147 Shenango Avenue Sharon, PA 16146	Trustee	Indefinite term and served since May 1995.	Internship Coordinator and Instructor in the Department of Business Administration, Penn State Shenango, 2001- present.	ten	Director, Great Plains Trust Company (a Kansas Chartered trust company)
OFFICERS
Kent W. Gasaway (48) 5420 West 61st Place Shawnee Mission, KS 66205	President and Treasurer	One year term and served since May 2003.	Senior Vice President/Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 1991-present.	N/A	N/A
Rachel A. Spearo (28) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since February 2006.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since September 2004.	N/A	N/A
Barry Koster (47) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since October 2004
Chief Compliance Officer since October 2004 and Chief Financial Officer since May 2002, Kornitzer Capital Management, Inc. (management company); Senior Manager from 2001-2002, Mock & Dakan P.C.; Senior Manager from 1990-2001, KPMG LLP.

				N/A	N/A

(1) Each of these Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the 1940 Act.  Messrs. Neuberger and Sarris are interested Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively.  U.S. Bancorp Fund Services, LLC is the Funds’ Registered Transfer Agent and an affiliate of the Funds’ underwriter.  Kornitzer Capital Management, Inc. is the Funds’ Advisor.

As of December 31, 2007, the Trustees had the following interests in the Buffalo Funds’ securities:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
INTERESTED TRUSTEES
Joseph C. Neuberger	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	None None None None None None None None None None	None
Kent W. Gasaway [1]	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	Above $100,000 Above $100,000 $10,001-$50,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000	Above $100,000
Grant P. Sarris [1]	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	None $10,001 - $50,000 None None Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000	Above $100,000
NON-INTERESTED TRUSTEES
Thomas S. Case	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	$1-$10,000 $1-$10,000 None None $1-$10,000 None $10,001-$50,000 None None $1-$10,000	$10,001-$50,000
Gene M. Betts	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	None $50,001- $100,000 Above $100,000 $10,001-$50,000 None $10,001-$50,000 $10,001-$50,000 None None None	Above $100,000

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
J. Gary Gradinger	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	None None $10,001-$50,000 $10,001-$50,000 None $1-$10,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 None	$50,001-$100,000
Philip J. Kennedy	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	Above $100,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $10,001-$50,000 $1-$10,000	Above $100,000
(1) Mr. Gasaway resigned from the Board of Trustees effective July 29, 2008, but continues to serve as President of the Trust.  Mr. Sarris did not serve on the Board of Trustees during the year ended December 31, 2007.

Committees of the Board.

Audit Committee.

The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to each Fund’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent registered public accounting firm.  The Audit Committee is comprised of Messrs. Case, Betts, Gradinger and Kennedy, the Trust’s Non-Interested Trustees.  The specific functions of the Audit Committee include recommending the engagement or retention of the independent registered public accounting firm, reviewing with the independent registered public accounting firm the plan and results of the auditing engagement, approving professional services provided by the independent registered public accounting firm prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent registered public accounting firm, reviewing the scope and results of the Trust’s procedures for internal auditing, and reviewing the Trust’s system of internal accounting controls.  The Audit Committee met once during the Trust’s last fiscal year.

Nominating Committee.

The Trust also has a Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) periodically review and approve Trustee compensation; and (iii) make recommendations to the full Board of Trustees for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board of Trustees.  The Nominating Committee is comprised of Messrs. Case, Betts, Gradinger and Kennedy, the Trust’s Non-Interested Trustees.  The Nominating Committee met once during the Trust’s last fiscal year.

According to the Nominating Committee Charter approved by the Board of Trustees, the Nominating Committee will consider and review shareholder recommendations for nominations to fill vacancies on the Board of Trustees if such recommendations are properly submitted to the Committee or the Trust.  In order to recommend a nominee, a “qualifying shareholder” (as defined below) should provide a written notice to the Nominating Committee containing the following information: (a) the name and address of the qualifying shareholder making the recommendation; (b) the number of shares of each class and series, if any, of shares of the Funds which are owned of record and beneficially by such qualifying shareholder and the length of time that such shares have been so owned by the qualifying shareholder; (c) a description of all arrangements and understandings between such qualifying shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such qualifying shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Trustees; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act; and (g) the written consent of each person recommended to serve as a trustee of the Trust if so nominated and elected/appointed.  The notice should be sent to the chairperson of the Nominating Committee, Mr. J. Gary Gradinger, care of the Secretary of the Trust at 615 East Michigan Street, Milwaukee, WI 53202, and the envelope containing the notice should indicate “Nominating Committee.”

A “qualifying shareholder” who is eligible to recommend a nominee to the Nominating Committee is: (i) a shareholder that beneficially owns more than 5% of a fund’s outstanding shares for at least 12 months prior to submitting the recommendation to the Nominating Committee; or (ii) a group of shareholders that beneficially own, in the aggregate, more than 5% of a Fund’s shares for at least 12 months prior to submitting the recommendation to the Nominating Committee; and (iii) provides a written notice to the Nominating Committee containing the information above.

It is the intention of the Nominating Committee that the recommending shareholder demonstrate a significant and long-term commitment to the Funds and their other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Funds and all of their shareholders.

In the event the Nominating Committee receives a recommendation from a qualifying shareholder: (i) during a time when no vacancy exists or is expected to exist in the near term; or (ii) within 60 days of the date of the meeting of the Board of Trustees at which the Board of Trustees acts to fill a vacancy or call a meeting of shareholders for the purpose of filling such vacancy, and in each case the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

Valuation Committee.

The Board of Trustees has a Valuation Committee that is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board of Trustees.  The Valuation Committee meets as necessary when a market quotation for a Fund’s portfolio security is not readily available.  Currently, Mr. Gasaway, Mr. Neuberger and Mr. Eric McCormick, an assistant officer of the Funds, are members of the Valuation Committee.

Compensation.

The Funds do not directly compensate any Trustee or Trust officer for their normal duties and services.  Mr. Sarris and Mr. Neuberger, who are interested Trustees due to their employment with the Advisor and USBFS, respectively, are compensated by those organizations and not by the Funds.  USBFS pays the trustee fees from its share of the management fee that it receives from KCM.  USBFS is an affiliate of the Funds’ underwriter.

Each Non-Interested Trustee receives an annual retainer of $12,000 for each fiscal year (April 1 to March 31), plus $200 per Fund for each meeting of the Board of Trustees attended in-person and $100 per Fund for telephone attendance.  The Board of Trustees generally meets four times each year.  The following table shows the amount of fees paid by the Funds (via USBFS) to each Non-Interested Trustee for the fiscal year ended March 31, 2008:

Name of Person, Position	Fees Paid on Behalf of Buffalo Funds Complex (1)
Thomas S. Case, Trustee	$19,800
Gene M. Betts, Trustee	$19,800
J. Gary Gradinger, Trustee	$19,800
Philip J. Kennedy, Trustee	$19,800
(1) These figures represent the annual aggregate compensation by the Fund Complex for the fiscal year ended March 31, 2008.

Reimbursements to Trustees for out-of-pocket expenses are accrued and paid for by the Funds.  As of March 31, 2008, the Funds had paid the following expenses for such reimbursements:

Fund Name	Expenses for Reimbursements
Buffalo Balanced	$738
Buffalo High Yield	$738
Buffalo International	$184
Buffalo Jayhawk China	$738
Buffalo Large Cap	$738
Buffalo Micro Cap	$738
Buffalo Mid Cap	$738
Buffalo Science & Technology	$738
Buffalo Small Cap	$738
Buffalo USA Global	$738

Portfolio Holdings Disclosure Policies and Procedures
The Funds disclose a complete list of their portfolio holdings four times in each fiscal year, as of the end of each quarter.  The lists appear in the Funds’ first quarter, semi-annual, third quarter and annual reports to shareholders.  The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters), and the semi-annual and annual reports to shareholders are mailed to all shareholders of record.  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s web site at www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC telephone number).

The Board of Trustees has approved ongoing arrangements with service providers, whereby portfolio holdings information is made available to such service providers.  These service providers are USBFS, the Funds’ administrator, accountant and transfer agent, U.S. Bank, NA, the Funds’ custodian, Ernst & Young LLP, the independent registered public accounting firm, and Godfrey & Kahn, S.C., outside legal counsel.  The Funds may also disclose holdings information to financial printers or proxy voting services.  These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  The Funds may also disclose such information to state and federal regulators and government agencies, or as otherwise required by law or judicial process.  No party receives compensation for disclosing holdings information and any disclosure must be authorized under the disclosure policy adopted by the Board of Trustees.

Additionally, the Funds may provide information regarding their portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the recipient makes a specific request to the Fund for the information and the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved.  Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Funds may only receive portfolio holdings information that has otherwise been publicly disclosed.  Non-public portfolio holdings information will not be disclosed to members of the media under any circumstance.

Exceptions to, or waivers of, the Funds’ policy on portfolio disclosures may only be made by the Funds’ Chief Compliance Officer and must be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting.  The Board of Trustees is also responsible for reviewing any potential conflict of interest between the interests of the Funds’ shareholders and a third party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination, and reviews the operation and effectiveness of the Funds’ portfolio disclosure policy on an annual basis.

Investment Advisors and Manager.

Kornitzer Capital Management, Inc. serves as the Funds’ investment advisor and manager. KCM is a federally registered investment advisory firm that was founded in 1989.  As of June 30, 2008, KCM managed approximately $4.3 billion in assets for mutual funds, corporations, pensions and individuals.

KCM is a closely held corporation controlled by persons who are active in the management of the firm’s business.  John C. Kornitzer is the majority stockholder of the firm and serves as the firm’s President and Chairman of KCM’s Board of Directors.  Kent W. Gasaway, Robert Male, and John C. Kornitzer each own 5% or more of the firm.  Mr. Sarris is affiliated with the Funds through his membership on the Board of Trustees.  Mr. Gasaway is affiliated with the Funds through his service as President of the Trust.

KCM serves as investment advisor and manager of each Fund pursuant to a Management Agreement that requires KCM to provide or pay the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary management fee.  KCM provides business management and advisory services, and contracts with others to provide other needed services for the Funds.  In this respect, KCM has entered into a Master Services Agreement with USBFS in Milwaukee Wisconsin, pursuant to which USBFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers.  Some of the other Fund service providers are affiliates of USBFS.

As compensation for its services, each Fund (other than the Buffalo Micro Cap Fund and Buffalo Jayhawk China Fund) pays KCM a fee at the annual rate of one percent (1.00%) of each Fund’s average daily net assets.  The Buffalo Micro Cap Fund pays KCM a fee at the annual rate of one and forty-five one-hundredths of a percent (1.45%) of the Fund’s average daily net assets.  The Buffalo Jayhawk China Fund pays KCM a fee at the annual rate of one and one-half percent (1.50%) of the Fund’s average daily net assets.  KCM pays US Bancorp a fee of 30/100 of 1% (0.30%) of each Fund’s average daily net assets out of the fees KCM receives from the Funds.  Both KCM’s and USBFS’s fees are computed daily and the Funds pay KCM’s fees monthly.

For the past three fiscal years, the following management fees were paid to KCM:
Name of Fund	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008
Buffalo Balanced	$1,473,154	$1,630,886	$1,799,348
Buffalo High Yield	$2,529,370	$1,874,890	$1,782,314
Buffalo International*	N/A	N/A	$106,624
Buffalo Jayhawk China**	N/A	$87,208	$524,225
Buffalo Large Cap	$573,479	$515,694	$557,160
Buffalo Micro Cap	$704,811	$820,911	$678,449
Buffalo Mid Cap	$2,297,722	$3,639,991	$4,470,548
Buffalo Science & Technology	$816,997	$1,235,127	$1,809,283
Buffalo Small Cap	$19,205,133	$19,830,488	$21,143,991
Buffalo USA Global	$759,051	$687,879	$1,099,771
*Buffalo International Fund commenced operations on September 28, 2007
**Buffalo Jayhawk China Fund commenced operations on December 18, 2006.

Sub-Advisor

The Sub-Advisor, Jayhawk Capital Management, LLC, is the sub-advisor for the Buffalo Jayhawk China Fund.  Together with the Advisor, the Sub-Advisor is responsible for implementing the Fund’s investment program, and is responsible for the day-to-day investment activity of the Buffalo Jayhawk China Fund.  The Sub-Advisor was founded in 1995.  In addition to managing and advising the Buffalo Jayhawk China Fund, the Sub-Advisor provides investment advisory services to private investment funds, which may also invest in China Companies, similar to that of the Fund.  The Sub-Advisor is located at 5410 West 61st Place, Suite 100, Mission, KS 66205.  For its services, the Advisor pays the Sub-Advisor, out of its own resources, a monthly sub-advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets.  Kent C. McCarthy is the founder and President of the Sub-Advisor, and is the majority stockholder of the firm.  For the past two fiscal years, the Sub-Advisor was paid the following fees:

Name of Fund	Fiscal Period Ended March 31, 2007*	Fiscal Year Ended March 31, 2008
Buffalo Jayhawk China Fund	$31,976	$192,216
*The Buffalo Jayhawk China Fund commenced operations on December 18, 2006.

Principal Underwriter.

The Distributor, Quasar Distributors, LLC, a Delaware limited liability company located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202, is the principal underwriter for the shares of the Funds.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  The Distributor is an affiliate of USBFS.

Code of Ethics.

The Funds, the Advisor, the Sub-Advisor and the Distributor have each adopted a code of ethics, as required by federal securities laws.  Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by a Fund, subject to certain general restrictions and procedures.  These codes of ethics are on file with the SEC.

Custodian.
U.S. Bank, National Association (the “Custodian”), an affiliate of USBFS located at 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm.
The Funds’ financial statements are audited by Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Suite 2500, Kansas City, Missouri 64105, the Funds’ independent registered public accounting firm.

Administrator.
The Advisor has retained USBFS, 615 East Michigan Street, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Funds.  Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of each Fund’s general ledger; the preparation of each Fund’s financial statements; the determination of the net asset value of each Fund’s assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

Transfer Agent.

The Advisor has retained USBFS, P.O. Box 701, Milwaukee, WI 53201-0701, to serve as the Transfer Agent for the Funds.  The Transfer Agent performs shareholder service functions such as: maintaining the records of each shareholder’s account; answering shareholders’ inquiries concerning their accounts; processing purchase and redemptions of each Fund’s shares; acting as dividend and distribution disbursing agent; and performing other accounting and shareholder service functions.

Certain Trustees and officers of the Trust are also officers or Directors of KCM or USBFS as noted in the section entitled “Management of Funds” above.

Portfolio Managers of the Funds

The Buffalo Funds are managed by a team of thirteen portfolio managers supported by an experienced investment analysis and research staff.  The portfolio managers are responsible for the day-to-day management of their respective Funds as indicated below.

John Kornitzer, Portfolio Manager.  Mr. Kornitzer is the president and chief investment officer of KCM, and has over 38 years of investment experience. He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989. Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania. Mr. Kornitzer is the lead portfolio manager of the Buffalo Balanced Fund.

Kent Gasaway, CFA, Portfolio Manager. Mr. Gasaway joined KCM in 1991 and has more than 25 years of research and management experience.  Previously, Mr. Gasaway spent 10 years as an investment professional with Waddell & Reed Mutual Funds Group.  He holds a B.S. in Business Administration from Kansas State University.  Mr. Gasaway also serves as co-portfolio manager of the Buffalo High Yield, Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Small Cap and Buffalo USA Global Funds.

William Kornitzer, CFA, Portfolio Manager.  Mr. Kornitzer worked for KCM as a research analyst from 1997-2000 and rejoined the firm in 2004 as a co-portfolio manager of the Buffalo Large Cap and Buffalo USA Global Funds from 2004-2007. He was previously an executive director and portfolio manager at USAA Investment Management Company from 2000-2004.  Mr. Kornitzer received his MBA from Drexel University and his B.S. in Finance from Virginia Tech.  Mr. Kornitzer has over 16 years of investment experience.  Mr. Kornitzer is the lead portfolio manager of the Buffalo International Fund.

Robert Male, CFA, Portfolio Manager.  Mr. Male joined KCM in 1997 and has more than 20 years of investment research experience. Prior to joining KCM, he was a senior equity securities analyst with the USAA Investment Management Co. mutual fund group in San Antonio, Texas. He holds a B.S. in Business Administration from the University of Kansas and an M.B.A. from Southern Methodist University. Mr. Male serves as co-portfolio manager of the Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap and Buffalo Small Cap.

Grant P. Sarris, CFA, Portfolio Manager.  Mr. Sarris joined KCM in 2003 and has more than 16 years of investment research experience. He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota. Prior to joining KCM, he was with Waddell & Reed in Overland Park, Kansas for 12 years. He served as both a Senior Vice President and as a portfolio manager from 2002-2003 and portfolio manager from 1997-2002. Mr. Sarris serves as co-portfolio manager of the Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap and Buffalo Small Cap.

Elizabeth Jones, MD, CFA, Portfolio Manager and Research Analyst.  Ms. Jones joined KCM in 2003. She was previously a research analyst with Bank of America Capital Management from 2002-2003. She was a practicing M.D. for over 8 years from 1992-2001. Ms. Jones received a B.S. from Georgetown University, an M.D. from Vanderbilt University, and an M.B.A. from Arizona State University. Ms. Jones serves as co-portfolio manager of the Buffalo Large Cap Fund and Buffalo Science & Technology Fund. She has more than 5 years of investment experience and 12 years of healthcare industry experience.

John Bichelmeyer, CFA, Portfolio Manager and Research Analyst.  Mr. Bichelmeyer joined KCM in 2005.  He holds a Bachelor’s degree in Finance from Creighton University.  Prior to joining KCM, he was an analyst and portfolio manager with Trilogy Global Advisors (formerly BPI Global Asset Management) in Orlando, Florida from 1997-2005.  Mr. Bichelmeyer serves as co-portfolio manager of the Buffalo Micro Cap Fund and has more than 11 years of investment experience.

Dave Carlsen, CFA, Portfolio Manager and Research Analyst.  Mr. Carlsen joined KCM in 2004. Mr. Carlsen was formerly a senior equity research analyst for technology at Strong Capital Management, Inc. in Milwaukee from 2000-2004, and also worked for Northern Capital Management Inc. from 1992-2000.  Mr. Carlsen holds a Bachelor’s degree in Business Administration from the University of Wisconsin, with a major in Finance, Investments and Banking.  Mr. Carlsen serves as co-portfolio manager of the Buffalo Science & Technology Fund and Buffalo USA Global Fund and has over 16 years of investment experience.

Clay Brethour, CFA, Portfolio Manager and Research Analyst.  Mr. Brethour joined KCM in 2000. He previously was an equity research analyst with Security Management Group in Topeka, KA from February 2000-November 2000 and a research analyst with Dain Rauscher Wessels from 1992-2000. Mr. Brethour holds a B.S. in Business-Finance from Kansas State University. Mr. Brethour serves as co-portfolio manager of the Buffalo Science & Technology Fund and Buffalo USA Global Fund and has over 16 years of investment experience.

Jeffrey Sitzmann, CFA, Portfolio Manager and Research Analyst.  Mr. Sitzmann joined KCM in 2002 and has more than 21 years of research and management experience.  Previously, Mr. Sitzmann worked as a Senior Investment Analyst at Banc One Investment Advisors from 1997-2002, Anthem, Inc. from 1992-1997 and Duff & Phelps, Inc from 1987-1992.  Mr. Sitzmann holds a B.B.A. from the University of Toledo and a M.B.A. from the University of Chicago.  Mr. Sitzmann serves as a co-portfolio manager of the Buffalo High Yield Fund.

Paul Dlugosch, CFA, Portfolio Manager and Research Analyst.  Mr. Dlugosch joined KCM in 2002 and has more than 9 years of research and management experience.  Previously, Mr. Dlugosch worked at Antares Capital Corporation from 1999-2002 and LaSalle National Bank from 1997-1999.  He holds a B.S. in Business Administration from the University of Iowa.  Mr. Dlugosch serves as co-portfolio manager of the Buffalo High Yield Fund.

Alexander Hancock, CFA, Portfolio Manager and Research Analyst.  Mr. Hancock joined KCM in 2002 and has more than 9 years of research and management experience.  Previously, Mr. Hancock was a private equity analyst at ClearLight Partners, LLC from 2000-2002 and an analyst in the investment banking division of Salomon Smith Barney from 1998-2000.  He holds a B.S. in Economics from Dartmouth College.  Mr. Hancock serves as co-portfolio manager of the Buffalo High Yield Fund.

Kent C. McCarthy, Portfolio Manager.  Mr. McCarthy founded the Sub-Advisor in 1995.  Since inception, Mr. McCarthy has been President of the Sub-Advisor, and is a portfolio manager of its private funds.  Prior to founding the Sub-Advisor, Mr. McCarthy spent 10 years as an investment professional for Goldman Sachs.  Mr. McCarthy holds a B.S. in Accounting and Business Administration and an M.S. in Taxation from the University of Kansas, and earned his Masters in Business Administration from Stanford University.  Mr. McCarthy serves as the lead portfolio manager of the Buffalo Jayhawk China Fund.

Other Accounts Managed by Portfolio Managers as of March 31, 2008:

Buffalo Balanced Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
John Kornitzer	0	N/A	5	$289.8 million	1,530	$1.0 billion

Buffalo High Yield Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kent Gasaway	4	$2.1 billion	6	$141.5 million	260	$438 million
Paul Dlugosch	0	N/A	0	N/A	100	$99.6 million
Alexander Hancock	0	N/A	0	N/A	100	$99.6 million
Jeffrey Sitzmann	0	N/A	0	N/A	100	$99.6 million

Buffalo International Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
William Kornitzer	0	N/A	2	$21.1 million	5	$6.2 million

Buffalo Jayhawk China Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kent C. McCarthy	0	N/A	7	$700 million	0	N/A

Buffalo Small Cap Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kent Gasaway	4	$664.3 million	6	$141.5 million	260	$438 million
Robert Male	3	$448.3 million	5	$107.6 million	100	$278.2 million
Grant Sarris	3	$448.3 million	5	$107.6 million	100	$278.2 million

Buffalo Mid Cap Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kent Gasaway	4	$1.8 billion	6	$141.5 million	260	$438 million
Robert Male	3	$1.6 billion	5	$107.6 million	100	$278.2 million
Grant Sarris	3	$1.6 billion	5	$107.6 million	100	$278.2 million

Buffalo Micro Cap Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
John Bichelmeyer	0	N/A	0	N/A	3	$2.8 million
Kent Gasaway	4	$2.2 billion	6	$141.5 million	260	$438 million
Robert Male	3	$2.0 billion	5	$107.6 million	100	$278.2 million
Grant Sarris	3	$2.0 billion	5	$107.6 million	100	$278.2 million

Buffalo Large Cap Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Elizabeth Jones	1	$146.1 million	3	$41.5 million	0	N/A
Robert Male	3	$2.0 billion	5	$107.6 million	100	$278.2 million
Grant Sarris	3	$2.0 billion	5	$107.6 million	100	$278.2 million

Buffalo USA Global Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Dave Carlsen	1	$146.1 million	4	$76.9 million	0	N/A
Clay Brethour	1	$146.1 million	4	$76.9 million	0	N/A
Kent Gasaway	4	$2.1 billion	6	$141.5 million	260	$438 million

Buffalo Science & Technology Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Clay Brethour	1	$113.6 million	4	$76.9 million	0	N/A
Dave Carlsen	1	$113.6 million	4	$76.9 million	0	N/A
Elizabeth Jones	1	$41.5 million	3	$41.5 million	0	N/A

Ownership of Securities in the Funds by Portfolio Managers as of March 31, 2008:

Buffalo Balanced Fund
Portfolio Manager	Dollar Range in Portfolio
John Kornitzer	Over $1,000,000

Buffalo High Yield Fund
Portfolio Manager	Dollar Range in Portfolio
Kent Gasaway	$100,001 - $500,000
Paul Dlugosch	$10,001 - $50,000
Alexander Hancock	$10,001 - $50,000
Jeffrey Sitzmann	$10,001 - $50,000

Buffalo International Fund
Portfolio Manager	Dollar Range in Portfolio
William Kornitzer	$100,001 - $500,000

Buffalo Jayhawk China Fund
Portfolio Manager	Dollar Range in Portfolio
Kent C. McCarthy	$100,001 - $500,000

Buffalo Small Cap Fund
Portfolio Manager	Dollar Range in Portfolio
Kent Gasaway	$100,001 - $500,000
Robert Male	$100,001 - $500,000
Grant Sarris	$100,001 - $500,000

Buffalo Mid Cap Fund
Portfolio Manager	Dollar Range in Portfolio
Kent Gasaway	$100,001 - $500,000
Robert Male	$100,001 - $500,000
Grant Sarris	$100,001 - $500,000

Buffalo Micro Cap Fund
Portfolio Manager	Dollar Range in Portfolio
Kent Gasaway	$100,001 - $500,000
John Bichelmeyer	$50,001 - $100,000
Robert Male	$10,001 - $50,000
Grant Sarris	$100,001 - $500,000

Buffalo Large Cap Fund
Portfolio Manager	Dollar Range in Portfolio
Elizabeth Jones	$10,001 - $50,000
Robert Male	$10,001 - $50,000
Grant Sarris	$100,001 - $500,000

Buffalo USA Global Fund
Portfolio Manager	Dollar Range in Portfolio
Clay Brethour	$50,001 - $100,000
Dave Carlsen	$10,001 - $50,000
Kent Gasaway	$100,001 - $500,000

Buffalo Science & Technology Fund
Portfolio Manager	Dollar Range in Portfolio
Clay Brethour	$10,001 - $50,000
Dave Carlsen	$100,001 - $500,000
Elizabeth Jones	$10,001 - $50,000

Material Conflicts Arising from Other Accounts Managed by Portfolio Managers

The management of multiple accounts gives rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees, as a Portfolio Manager must allocate his or her time and investment ideas across multiple accounts, including the Funds.  A Portfolio Manager may execute transactions for a Fund or account that may adversely impact the value of securities held by another Fund or account.  Securities selected for one account may outperform the securities selected for another account.

As a registered investment adviser, the Advisor (or Sub-Advisor) and the Portfolio Managers have a fiduciary duty to place the interests of clients first, before their own interests.  Therefore, conflicts of interest inherent in the management of multiple accounts must be addressed.  When a Portfolio Manager determines, based on the client’s investment objectives and restrictions, that an investment is appropriate or suitable for more than one Fund or account, the following considerations apply.

Advisor--Purchases are allocated, absent unusual circumstances, fairly based on the client’s optimal allocation for the security, considering the client’s investment objectives and restrictions as well as the Advisor’s current market outlook. Determination of a client’s optimal allocation is made considering the client’s investment objectives, as well as any client’s relevant investment restrictions.  If an entire order is not filled, the final allocation will be made pro rata among the participating clients, based on the original allocation to such clients, absent unusual circumstances. Investment opportunities in limited amounts are not allocated to the Advisor’s proprietary accounts, employees or affiliated persons.

Sub-Advisor--Purchases are allocated, absent unusual circumstances, fairly based on the client’s optimal allocation for the security, considering the client’s investment objectives and restrictions as well as the Sub-Advisor’s current market outlook.  Investment opportunities are spread over the Sub-Advisor’s accounts whenever doing so could reasonably be expected to achieve best execution of the various individual orders.  Determination of a client’s optimal allocation is made considering the client’s investment objectives, as well as any client’s relevant investment restrictions.  If an entire order is not filled, the final allocation will be made pro rata among the participating clients, based on the original allocation to such clients, absent unusual circumstances.  If an order is broken down into several “sub-orders” with different prices, the price allocated to a particular client may be based on the average price of the “sub-orders” or the order may be split into “sub-blocks,” each at the different price, and each “sub-block” will be allocated based on each client’s relative original allocation.

The Portfolio Managers’ management of their personal accounts may give rise to potential conflicts of interest.  The Funds, the Advisor and the Sub-Advisor have each adopted a code of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

Compensation of Portfolio Managers

Portfolio Manager compensation primarily consists of a modest fixed base salary and a larger bonus tied to short- and long-term performance, as well as other factors described herein.  Each Portfolio Manager’s base salary is determined annually based on individual performance, seniority and contributions to the firm.  Bonuses are determined annually based on individual performance and contributions to the firm, performance of funds and accounts managed and success of the firm overall.

Portfolio Manager compensation at the Sub-Advisor level consists of a base cash salary together with a cash bonus determined with reference to the short-, medium-, and long-term performance of the client accounts managed by the portfolio manager (all accounts) versus relevant benchmarks.  As the Sub-Advisor’s investment strategy is long-term, the varying performance time periods are used in order to assure that compensation is not unduly influenced by short-term performance fluctuations.  The determination of bonus amounts also takes other factors into account, such as individual performance and contributions to the firm, and success of the firm overall.  The Sub-Advisor is a private company and compensation decisions are made within the ownership.

Control Persons and Principal Holders of the Funds

Control persons are persons deemed to control a Fund because they own beneficially over 25% of the Fund’s outstanding equity securities.  As a result, control persons could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund.  Principal holders are persons that own beneficially 5% or more of a Fund’s outstanding equity securities.  As of June 30, 2008, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Name and Address	Fund	No. Shares	Percentage

Charles Schwab & Co. Inc.	Buffalo Balanced Fund	4,169,982.5060	26.59%
101 Montgomery St.
San Francisco, CA 94104

National Financial Services Corp	Buffalo Balanced Fund	3,708,175.4520	23.64%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Great Plains Trust Company*	Buffalo Balanced Fund	1,382,221.2060	8.81%
House Account –Reinvest
7700 Shawnee Mission Parkway, Suite 101
Overland Park, KS 66202-3057

Charles Schwab & Co. Inc.	Buffalo High Yield Fund	3,145,496.8740	24.64%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	Buffalo High Yield Fund	1,354,948.4400	10.62%
For Benefit of NFS FMTC SEP IRA
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Great Plains Trust Company	Buffalo High Yield Fund	870,049.5370	6.82%
7700 Shawnee Mission Pkwy, Suite 101
Overland Park, KS 66202

Ameritrade, Inc.	Buffalo High Yield Fund	788,263.6890	6.18%
P.O. Box 2226
Omaha, NE 68103

Great Plains Trust Company	Buffalo High Yield Fund	650,092.6930	5.09%
7700 Shawnee Mission Pkwy, Suite 101
Overland Park, KS 66202

Great Plains Trust Company	Buffalo International Fund	992,624.8510	41.69%
7700 Shawnee Mission Pkwy, Suite 101
Overland Park, KS 66202

Name and Address	Fund	No. Shares	Percentage
Great Plains Trust Company	Buffalo Jayhawk China Fund	731,051.9540	23.63%
7700 Shawnee Mission Pkwy, Suite 101
Overland Park, KS 66202

National Financial Services Corp	Buffalo Jayhawk China Fund	224,921.1040	7.27%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Great Plains Trust Company	Buffalo Large Cap Fund	376,808.3160	17.20%
7700 Shawnee Mission Pkwy, Suite 101
Overland Park, KS 66202

Charles Schwab & Co. Inc.	Buffalo Large Cap Fund	338,717.8800	15.46%
101 Montgomery Street
San Francisco, CA 94104-4122

Great Plains Trust Company	Buffalo Micro Cap Fund	436,576.0640	14.10%
7700 Shawnee Mission Pkwy, Suite 101
Overland Park, KS 66202

Vermont Western Assurance, Inc.	Buffalo Micro Cap Fund	378,418.4810	12.22%
84 Pine Street, 600 Financial Plaza
Burlington, VT 05401

Charles Schwab & Co. Inc.	Buffalo Mid Cap Fund	7,587,703.0490	27.97%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	Buffalo Mid Cap Fund	4,854,253.4690	17.90%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Mitra & Co.	Buffalo Mid Cap Fund	1,392,541.5910	5.13%
FBO 98, C/O M&I Trust Co.
11270 West Park Pl., Suite 400
Milwaukee, WI 53224-3638

Charles Schwab & Co. Inc.	Buffalo Science & Technology Fund	5,117,442.5360	41.64%
101 Montgomery Street
San Francisco, CA 94104-4122

Name and Address	Fund	No. Shares	Percentage
National Financial Services Corp.	Buffalo Science & Technology Fund	3,389,227.1610	27.58%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.	Buffalo Small Cap Fund, Inc.	24,233,781.948	31.32%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	Buffalo Small Cap Fund, Inc.	9,955,786.2690	12.87%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.	Buffalo USA Global Fund	2,927,236.9100	56.98%
101 Montgomery Street
San Francisco, CA 94104-4122

Great Plains Trust Company*	Buffalo USA Global Fund	400,735.9630	7.80%
7700 Shawnee Mission Parkway, Suite 101
Overland Park, KS 66202-3057

* Mr. Kornitzer, President and Chairman of the Advisor, beneficially owns a controlling interest in Great Plains Trust Company, and therefore is considered a principal shareholder in several of the Funds.

Management Ownership of the Funds

As of June 30, 2008, officers and Trustees owned 29,882.175 shares of common stock of the Buffalo Balanced Fund (0.19%), 28,760.495 shares of common stock of the Buffalo High Yield Fund (0.23%), 5,050.500 shares of the Buffalo International Fund (0.21%), 30,222.277 shares of common stock of the Buffalo Jayhawk China Fund (0.98%), 24,029.507 shares of common stock of the Buffalo Large Cap Fund (1.10%), 73,437.185 shares of common stock of the Buffalo Micro Cap Fund (2.37%), 51,398.222 shares of common stock of the Buffalo Mid Cap Fund (0.19%), 30,388.410 shares of common stock of the Buffalo Science & Technology Fund (0.25%), 30,854.812 shares of common stock of the Buffalo Small Cap Fund (0.04%) and 24,240.250 shares of common stock of the Buffalo USA Global Fund (0.47%).

In addition, as of December 31, 2007, neither the Trustees who are not “interested” persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or any affiliate of the Advisor or the Distributor.  Accordingly, as of December 31, 2007, neither the Trustees who are not “interested” persons of the Trust, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.  In addition, as of December 31, 2007, neither the Trustees who are not “interested” persons of the Trust nor members of their immediate family have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or their affiliates were parties.

Distributions and Taxes

Distributions of Net Investment Income.  The Funds receive income generally in the form of dividends, interest and net short-term capital gains and net gains from foreign currency transactions, if any, on their investments in portfolio securities.  This income, less expenses incurred in the operation of a Fund, constitutes its “net investment company taxable income,” from which distributions may be paid to you.  If you are a taxable investor, any distributions by a Fund from such income (other than amounts designated as qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income are currently taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains.  A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income, as described above.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund.  Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities.  Each Fund (other than the Buffalo USA Global Fund) is permitted to invest in foreign securities as described in this SAI.  Accordingly, the Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

Pass-through of foreign tax credits.  If more than 50% of a Fund’s total assets at the end of a fiscal year are invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, a Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if the Fund makes this election.  Your tax reporting of foreign dividends, designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

PFIC securities.  The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any unrealized gains at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for unrealized losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.  You should also be aware that dividends paid with respect to PFICs do not meet the definition of qualified foreign corporation dividends. As such, the Fund will not be able to designate these PFIC dividends as qualified dividends, currently eligible for the reduced rate of tax applicable to long-term capital gains.  In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of non-deductible interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions.  The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains,  a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in October, November or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid on December 31.

Election to be Taxed as a Regulated Investment Company.  Each Fund has elected, or intends to elect, to be treated as a RIC under Subchapter M of the Code and intends to so qualify during the current fiscal year.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, a Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a RIC, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as qualified dividend income to the extent of such Fund’s earnings and profits.

In order to qualify as a RIC for federal income tax purposes, each Fund must meet certain specific requirements, including:

(i)    A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of one or more qualified publicly traded partnerships (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer investments of issuers exceeding 5% of the Fund’s total assets (with the exception of cash, US government securities, and securities of other RICs) cannot exceed 50% of the Fund’s total assets;

(ii)   A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)   A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Notwithstanding the preceding, the predecessor to the Buffalo Small Cap Fund failed to qualify as a RIC during 1998, its initial year of operations.  Upon electing RIC status, as of January 1, 1999, the Buffalo Small Cap Fund elected to recognize gain and pay tax at the RIC level during the following ten years on the sale of any appreciated securities purchased during 1998.  The Buffalo Small Cap Fund is subject to this built-in gain election until December 31, 2008.  While the Buffalo Small Cap Fund has no present intention to trigger such RIC level income tax during the remaining part of 2008, such Fund currently owns securities purchased during 1998 with a potential RIC level Federal income tax liability of approximately $40,000.

Excise Tax Distribution Requirements.  As a RIC, each Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

Required distributions.  To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat  them as received in December) but can give no assurances that its distributions  will be sufficient to eliminate all taxes.

Post-October losses.  Because the periods for measuring a RIC’s income are different for excise and income tax purposes, special rules are required to protect the amount of earnings and profits needed to support excise tax distributions.  For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year.  Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of March 31 (‘‘post-October loss”) as occurring on the first day of the following tax year (i.e., April 1) and the Fund generally intends to make such election to defer post-October losses.

Sales, Exchanges and Redemption of Fund Shares.  Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

U.S. Government Securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to distributions paid by a Fund attributed to interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals. For individual shareholders, a portion of a Fund’s distributions of net investment income may be qualified dividends, currently eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for Fund distributions attributed to dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Either none or only a nominal portion of the distributions made by the Buffalo High Yield Fund will be attributed to qualified dividend income because such Fund invests primarily in debt instruments.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund distributions for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is now entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income designated as qualified dividends is currently taxed at the same rates applicable to long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary income distribution attributable to qualified dividend income taxable at reduced rates.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Currently a sunset provision provides that the qualified dividend income for individual’s provision will sunset after December 31, 2010 and there is uncertainty surrounding its renewal.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the distributions paid by a Fund may qualify for the dividends-received deduction.  The portion of distributions paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Either none or only a nominal portion of the distributions paid by the Buffalo High Yield Fund, Buffalo International Fund and Buffalo Jayhawk China Fund will be eligible for the dividends received deduction because such Funds invest primarily in debt instruments and foreign securities, respectively.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund distributions on your shares may also be reduced or eliminated.  Even if designated as distributions eligible for the dividends-received deduction, all such distributions (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities.  The Funds may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax.  These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund.

Backup Withholding.  By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
•               provide your correct social security or taxpayer identification number,
•               certify that this number is correct,
•               certify that you are not subject to backup withholding, and
•               certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.   Non-U.S. investors (shareholders who, as to the U.S., are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.  Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on ordinary income distributions paid to you by a Fund, subject to an exemption for distributions of net long-term capital gain as described below. However, notwithstanding such exemption from U.S. withholding at the source, any distributions of ordinary income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Distributions of Net Long-Term Capital gains. In general, distributions of net long-term capital gain of a Fund (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors; sunset rule.  It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent. Though the provision expired at the end of 2007, it is uncertain when and if the provision will be renewed.

If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax. An individual who, at the time of death, is a Non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the U.S. if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

U.S tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back-up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

Financial Statements

The audited financial statements of each of the Buffalo Funds, which are contained in the March 31, 2008 Annual Report to Shareholders, are incorporated herein by reference.  Because the Successor Funds had not yet commenced operations as of March 31, 2008, audited financial statements are not available for those Funds.  The Annual Report to Shareholders does, however, include audited financial statements for the Predecessor Funds.  Unaudited reports to shareholders will be published at least semi-annually.

Proxy Voting Policies and Procedures

The Trust delegates all proxy voting decisions regarding the Funds’ securities to KCM (the “Advisor”) (with assistance from the Sub-Advisor with respect to the Buffalo Jayhawk China Fund).  As a result, the Advisor’s (and Sub-Advisor’s) proxy voting policies and procedures govern how the Funds’ proxies are voted.

The Advisor’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its investment advisory contract.  The Advisor will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Fund assets in accordance with the Advisor’s (and Sub-Advisor’s) Policies and Procedures.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for the Funds, the Advisor’s (and Sub-Advisor’s) utmost concern is that all decisions be made solely in the best interest of the Funds.  The Advisor (and the Sub-Advisor) will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

A proxy voting committee makes all proxy decisions and is ultimately responsible for ensuring that all proxies received by the Advisor (or the Sub-Advisor) are voted in a timely manner and in a manner consistent with the Advisor’s (and the Sub-Advisor’s) determination of the Funds’ best interests.

Where a proxy proposal raises a material conflict between the Advisor’s interests and the Funds’ interest, the Advisor will resolve such a conflict in the manner described below:

•
Vote in Accordance with the Guidelines.  To the extent that the Advisor (and the Sub-Advisor) has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

•
Obtain Consent of Trustees.  To the extent that the Advisor (and the Sub-Advisor) has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the Board of Trustees and obtain the Trustees’ consent to the proposed vote prior to voting the securities.  The disclosure to the Board of Trustees will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s (and the Sub-Advisor’s) conflict that the Board of Trustees would be able to make an informed decision regarding the vote.  If the Board of Trustees does not respond to such a conflict disclosure request or denies the request, the Advisor (or the Sub-Advisor) will abstain from voting the securities held by that account.

The Advisor (and the Sub-Advisor) will generally vote against any management proposal that is not deemed to be in the shareholders’ best interests.  Proposals in this category would include issues regarding the issuer’s board entrenchment, anti-takeover measures, providing cumulative voting rights and election of directors who sit on more than five boards.

Proxies will normally be voted with management on routine proposals that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders, such as election of auditors, date and place of annual meeting and reasonable employee stock purchase plans.  Some proxy decisions may be made on a case-by-case basis.

A description of the Funds’/Advisors’ proxy voting procedures is available without charge upon request, by calling 1-800-492-8332 and on the SEC’s website at http://www.sec.gov.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by (1) calling the Funds at 1-800-492-8332 or (2) on the SEC website at http://www.sec.gov.

Appendix-Ratings Information.

Bond Ratings.
S&P	MOODY’S	DESCRIPTIONS
AAA	Aaa	These are the highest ratings assigned by S&P and Moody’s to a debt obligation. They indicate an extremely strong capacity to pay interest and repay principal.
AA	Aa	Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from AAA/Aaa issues only in a small degree.
A	A
Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Baa
Debt rated BBB/Baa is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.  Debt rated below BBB/Baa is regarded as having significant speculative characteristics.

BB	Ba
Debt rated BB/Ba has less near-term vulnerability to default than other speculative issues.  But it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB-/Baa3 rating.

B	B
Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB/Ba or BB-/Ba3 rating.

CCC	Caa
Debt rated CCC/Caa has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC/Caa rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-/B3 rating.

CC	Ca	The rating CC/Ca typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC/Caa rating.
C	C
The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC/Caa3 debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	N/A	The rating CI is reserved for income bonds on which no interest is being paid.
D	N/A
Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

To provide more detailed indications of credit quality, the Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody’s adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories.  Fitch Investors Service, Inc. also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor’s.  With regard to S&P’s ratings, bonds rated BB, B, CCC and CC are usually considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings.
S&P	MOODY’S	DESCRIPTION
A-1	Prime-1 (P-1)	This rating indicates that the degree of safety regarding timely payments is strong. Standard & Poor’s rates those issues determined to possess extremely strong safety characteristics as A-1+.
A-2	Prime-2 (P-2)
Capacity for timely payment on commercial paper is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.  Earnings trends and coverage ratios, while sound will be more subject to variation.  Capitalization characteristic while still appropriated, may be more affected by external conditions.  Ample alternate liquidity is maintained.

A-3	Prime-3 (P-3)	Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.
B	N/A	Issues rated “B” are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing conditions or short-term adversities.
C	N/A	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D	N/A	This rating indicates that the issuer is either in default or is expected to be in default upon maturity.
Moody’s commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months.  Moody’s only rating, prime, means that it believes that the commercial paper note will be redeemed as agreed.  The criteria used by Moody’s for rating a commercial paper issuer under this graded system include, but are not limited to the following factors: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  S&P’s commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days.